                         Allmerica Financial Services
--------------------------------------------------------------------------------
                                 JUNE 30, 1998





                             [PHOTO APPEARS HERE]

                         SOLUTIONS THAT TRANSCEND TIME

--------------------------------------------------------------------------------
                              Semi-Annual Report
--------------------------------------------------------------------------------


                          Vari-Exceptional Life Plus




                                     1998

                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

Table of Contents


                    General Information ...................................    2

                    A Letter from the Chairman ............................    3

                    Fund Performance Summary ..............................    4

                    Product Performance Summary ...........................    6

                    Domestic & International Equity Market Overview .......    8
                    Select Emerging Markets Fund ..........................   10
                    Select Aggressive Growth Fund .........................   11
                    Select Capital Appreciation Fund ......................   12
                    Select Value Opportunity Fund .........................   13
                    Select International Equity Fund ......................   14
                    Fidelity VIP/1/ Overseas Portfolio ....................   15
                    T. Rowe Price International Stock Portfolio ...........   16
                    DGPF/2/ International Equity Series ...................   17
                    Fidelity VIP/1/ Growth Portfolio ......................   18
                    Select Growth Fund ....................................   19
                    Select Strategic Growth Fund ..........................   20
                    Growth Fund ...........................................   21
                    Equity Index Fund .....................................   22
                    Fidelity VIP/1/ Equity-Income Portfolio ...............   23
                    Select Growth and Income Fund .........................   24
                    Fidelity VIP/1/ II Asset Manager Portfolio ............   25

                    Bond & Money Market Overview ..........................   26
                    Fidelity VIP/1/ High Income Portfolio .................   28
                    Select Income Fund ....................................   29
                    Investment Grade Income Fund ..........................   30
                    Government Bond Fund ..................................   31
                    Money Market Fund .....................................   32

                   Financials ............................................   F-1

                   For further information, see the accompanying semi-annual reports.

                   See Client Notices on page F-66.

                   One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this semi-annual report of a Fund which is not available under your policy is not to be considered a solicitation.

                   /1/VIP refers to Variable Insurance Products Fund.

                   /2/DGPF refers to Delaware Group Premium Fund.

-------------------
General Information
-------------------

Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653/1/

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street, New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place, Boston, MA02110

Administrator
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron/2/
Cynthia A. Hargadon/2/
Gordon Holmes/2/
John P. Kavanaugh
Bruce E. Langton/2/
Attiat F. Ott/2/
Richard M. Reilly
Ranne P. Warner/2/

/1/ Replaced Allmerica Investment Management Company, Inc. as Investment Manager effective April 16, 1998.

/2/ Independent Trustees

/3/ T. Rowe Price Associates, Inc. replaced Janus Capital Corporation as
    Investment Sub-Adviser, effective April 1, 1998.

/4/ VIPrefers to Variable Insurance Products Fund.


Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   Equity Index Fund
   Investment Grade Income Fund,
   Government Bond Fund
   Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
   Select International Equity Fund

Cambiar Investors, Inc.
8400 East Prentice Avenue, Suite 460, Englewood, CO 80111
   Select Strategic Growth Fund

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue, White Plains, NY 10604
   Select Value Opportunity Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, 25th Floor, New York, NY 10020
Select Growth and Income Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
   Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
   Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
   Select Growth Fund

Schroder Capital Management International Inc.
787 Seventh Avenue, New York, NY 10019
   Select Emerging Markets Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
   Select Income Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
   Select Capital Appreciation Fund/3/

Investment Advisers
Delaware International Advisers Ltd.
1818 Market Street, Philadelphia, PA 19103
   Delaware Group Premium Fund, Inc. International Equity Series

Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
   Fidelity VIP/4/ II Asset Manager Portfolio
   Fidelity VIP/4/ Equity-Income Portfolio
   Fidelity VIP/4/ Growth Portfolio
   Fidelity VIP/4/ High Income Portfolio
   Fidelity VIP/4/ Overseas Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
   T. Rowe Price International Stock Portfolio

A Letter from the Chairman

[PHOTO APPEARS HERE]

Dear Client:

The first half of 1998 was marked by considerable divergence in the investment world. European stock markets produced very strong investment returns while Japan struggled and the emerging markets declined precipitously. The U.S. exhibited very strong economic growth in the first quarter which led to a continued rise in our stock market. As signs of slower economic growth developed in the second quarter, the bond market rallied and long term interest rates dropped to their lowest level in almost 30 years.

Even as the market continues to advance, many of our managers have noted that it is being carried by relatively few stocks. For example, during the second quarter, 14 of the largest stocks increased over 20% while the remaining 486 stocks in the S&P 500(R) actually declined almost 2%. These 14 stocks have an average P/E ratio of over 42x trailing earnings and are thought to be highly overvalued by some managers. These kinds of figures help explain the apparent poor performance of many small- and mid-cap managers as well as those who pursue a value style of investing.

As investment professionals, we know that markets do not increase forever and that different investment styles go in and out of favor. That is why we offer a broad range of investment options and urge you to maintain a widely diversified portfolio. With this in mind, we continue to look at ways to enhance our manager line-up while still offering distinct investment options.

In February of this year we introduced two new funds. The Select Emerging Markets Fund invests in developing countries around the world. While this has obviously been an underperforming sector of the market over the last six months, we believe it will be an important longer term addition to the diversity of our overall portfolio. The Select Strategic Growth Fund invests in stocks of financially strong companies which have been out of favor but now show signs of strong growth potential. For more information on these and all of our funds, please read the market overviews and managers' commentaries found later in this report.

The Investment Operations Committee continues to conduct its disciplined quarterly evaluation process. In February 1998, they presented your Board with an alternative investment manager for the Select Capital Appreciation Fund. Effective April 1, 1998, T. Rowe Price Associates assumed sub-advisory responsibility for this fund. This firm brings an outstanding track record of producing superior returns with relatively low volatility by following a highly diversified mid-cap growth investment strategy. While replacing a manager is never easy, the committee and the Trustees of Allmerica Investment Trust continue to demonstrate that they will make the necessary changes as we seek to offer you an array of superior investment managers.

Thank you for your business. We will continue to work hard to earn your trust.



On behalf of the Board of Trustees,

John F. O'Brien

Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

--------------------------------------------------------------------------------
Fund Performance Summary
--------------------------------------------------------------------------------

Average Annual Total Returns as of 6/30/98


For easy reference, the total returns for the Funds are summarized below. Keep in mind that these returns are net of all Fund charges. For returns that reflect the deduction of product charges, please refer to the Product Performance Summary on the page 6.


                                                                                                    10 Years
                                                       Fund                                          or Life
                                                  Inception              1                5          of Fund
Funds                                                  Date           Year            Years        (if less)
------------------------------------------------------------------------------------------------------------

Allmerica Investment Trust
Select Emerging Markets Fund                         2/20/98            N/A              N/A         -15.70%
Select Aggressive Growth Fund                        8/21/92         29.31%           18.49%          20.85%
Select Capital Appreciation Fund                     4/28/95         20.37%              N/A          22.38%
Select Value Opportunity Fund                        4/30/93         16.42%           16.25%          16.36%
Select International Equity Fund                      5/2/94         14.30%              N/A          14.30%
Select Growth Fund                                   8/21/92         38.92%           20.89%          19.00%
Select Strategic Growth Fund                         2/20/98            N/A              N/A           0.20%
Growth Fund                                          4/29/85         22.68%           19.37%          16.59%
Equity Index Fund                                    9/28/90         29.51%           22.24%          20.78%
Select Growth and Income Fund                        8/21/92         20.21%           17.95%          16.14%
Select Income Fund                                   8/21/92         10.23%            5.97%           6.59%
Investment Grade Income Fund                         4/29/85         10.25%            6.61%           9.06%
Government Bond Fund                                 8/26/91          7.81%            5.44%           6.86%
Money Market Fund                                    4/29/85          5.57%            4.97%           5.74%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series                    10/29/92          5.16%           14.02%          12.56%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio          3/31/94          5.04%              N/A          10.39%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio                      1/28/87         11.10%           13.50%          11.08%
Fidelity VIP Growth Portfolio                        10/9/86         29.23%           19.56%          17.56%
Fidelity VIP Equity-Income Portfolio                 10/9/86         21.65%           20.01%          15.74%
Fidelity VIP II Asset Manager Portfolio               9/6/89         18.57%           13.05%          13.11%
Fidelity VIP High Income Portfolio                   9/19/85         14.49%           12.42%          12.42%


Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   Performance

--------------------------------------------------------------------------------
Product Performance Summary
--------------------------------------------------------------------------------

Vari-Exceptional Life Plus

Average Annual Total Returns as of 6/30/98



For easy reference, the total returns for the Vari-Exceptional Life Plus sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                           Without Surrender and              With Surrender and
                                                      and Monthly Policy Charges          Monthly Policy Charges

                                                                        10 Years                         10 Years
                                             Fund                        or Life                          or Life
                                         Inception         1        5    of Fund            1         5   of Fund
Sub-Accounts                                  Date      Year    Years  (if less)         Year     Years (if less)
-----------------------------------------------------------------------------------------------------------------

Allmerica Investment Trust
Select Emerging Markets Fund               2/20/98       N/A      N/A   -15.90%           N/A       N/A -100.00%
Select Aggressive Growth Fund              8/21/92    28.47%   17.59%    20.06%       -84.63%     8.28%   11.97%
Select Capital Appreciation Fund           4/28/95    19.59%      N/A    21.58%       -92.74%       N/A   -8.04%
Select Value Opportunity Fund              4/30/93    15.66%   15.38%    15.60%       -96.33%     5.81%    4.40%
Select International Equity Fund            5/2/94    13.55%      N/A    13.56%       -98.25%       N/A   -4.54%
Select Growth Fund                         8/21/92    38.01%   19.96%    18.22%       -75.91%    10.91%    9.95%
Select Strategic Growth Fund               2/20/98       N/A      N/A    -0.03%           N/A       N/A -100.00%
Growth Fund                                4/29/85    21.88%   18.46%    15.63%       -90.65%     9.25%   12.71%
Equity Index Fund                          9/28/90    28.66%   21.30%    19.99%       -84.46%    12.39%   15.34%
Select Growth and Income Fund              8/21/92    19.42%   17.05%    15.38%       -92.90%     7.68%    6.81%
Investment Grade Income Fund               4/29/85     9.53%    5.79%     8.14%      -100.00%    -5.20%    4.88%
Government Bond Fund                       8/26/91     7.13%    4.64%     6.16%      -100.00%    -6.56%   -1.04%
Money Market Fund                          4/29/85     4.89%    4.16%     4.86%      -100.00%    -7.12%    1.41%

Delaware Group Premium
Fund, Inc.
DGPF International Equity Series          10/29/92     4.47%   13.14%    11.83%      -100.00%     3.28%    2.29%

T. Rowe Price International
Series, Inc.
T. Rowe Price International Stock
Portfolio                                  3/31/94     4.35%      N/A     9.67%      -100.00%       N/A   -8.40%

Fidelity Variable Insurance
Products Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio            1/28/87    10.37%   12.63%    10.13%      -100.00%     2.70%    6.97%
Fidelity VIP Growth Portfolio              10/9/86    28.38%   18.65%    16.60%       -84.71%     9.46%   13.71%
Fidelity VIP Equity-Income Portfolio       10/9/86    20.86%   19.09%    14.78%       -91.58%     9.95%   11.82%
Fidelity VIP II Asset Manager Portfolio     9/6/89    17.79%   12.31%    12.37%       -94.38%     2.34%    8.28%
Fidelity VIP High Income Portfolio         9/19/85    13.75%   11.56%    11.49%       -98.07%     1.48%    8.40%

Performance returns given above are for the Vari-Exceptional Life Plus sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                    Overviews

Domestic & International Equity Market Overview

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S.stock market.

1998: Economic problems throughout Asia have drastically different effects on both U.S. and international equity markets for the first half of 1998.

Entering 1998, a steady U.S. economy marked by low-to-declining interest rates, little inflation and strong economic growth boded well for stocks overall. However, economic problems throughout Asia had drastically different effects on the market and now Asian markets are beginning to exert a restraining influence on the U.S. and Europe as well.


During the first six months of 1998, the Asian crisis precipitated a flight to quality as investors sought safety in big U.S. stocks. While this flight to quality produced strong returns, especially for those companies with excellent earnings and very little exposure to Asia, it also caused the market's performance to become extremely tiered. Only a small number of stocks actually earned sizable returns while most were relatively flat or posted losses. In fact, during the second quarter, only a handful of stocks accounted for 100% of the gain in S&P 500(R) Index.

The flight to quality also caused large-cap stocks to clearly beat out their small- and mid-cap counterparts as investors sought out consistent earnings and highly liquid stocks. Curiously, investors held fast to their large-cap bias even in the face of rising valuations, as the average stock price rose to nearly 30 times company earnings.

But not all large caps stocks benefited. Performance was specifically concentrated in the growth-oriented arena as different indices produced vastly different results. The Russell 1000 Growth Index, for example, outperformed the Russell 1000 Value Index 20.4% to 12.2%, respectively.

Sector performance was also mixed for the first part of 1998. Motor Vehicles was a top performer as U.S. auto sales sped to record highs. Auto stocks also benefited from corporate restructuring initiatives as Ford Motor Company, spun-off Associates First Capital Corp., and Chrysler agreed

                           [TIME LINE APPEARS HERE]

A steady economy marked by low interest rates and strong economic growth bodes well for stocks.

Uncertain about the effects of the Asian crisis, the Federal Reserve adopts a wait and see approach to interest rates.

[GRAPHIC APPEARS HERE]

Declining commodity prices in oil, copper and coffee cause emerging markets of Latin America to suffer.

[GRAPHIC APPEARS HERE]

U.S. manufacturing suffers due to decreased demand from Asia.

Domestic & International Equity Market Overview



to merge with Daimler Benz. PC manufacturers also benefited as corporate spending both in the U.S. and Europe appeared to be on the rise.


But the economic turmoil in Asia also decreased the overall demand for U.S. goods and services. This lower demand seemed to cause other sectors of the market, particularly manufacturing, to suffer as the National Association of Purchasing Management Index fell below 50 for the first time since 1996. Separately, Energy Services, which was hurt by a drop in oil prices, also lost ground.


International equity markets produced divergent results with developed markets faring better than emerging markets. Europe, for instance, remained fairly immune from the Asia crisis as it moved closer to monetary union. With key European economies adopting stronger fiscal measures and companies embracing U.S.-style efficiencies, a bull market is developing in many countries.


The Mediterranean region in particular generated strong results, although some investors avoided Italy and Portugal where concerns about local inflation surfaced. Overall, Germany and France led the pack in Europe as they both showed signs of continued economic recovery. And the U.K. stock market performed well as steady growth continued -- in the absence of inflation.


In contrast, the markets of Asia continued to struggle for the first six months of the year. In Japan, a range of problems plagued the economy. While the stock market started the year optimistically, decreasing demand for Japanese exports from Pacific Basin countries, rising unemployment, growing corporate bankruptcies and worsening banking problems, all drove the market lower by the end of the second quarter.


But while the financial problems in this corner of the world were certainly damaging, not all economies were affected equally. China, for example, experienced a slowdown, but its currency along with the Hong Kong dollar remained stable during the first half of the year.


Simultaneously with Asia's problems, Latin America had a rough time as well. Not only has this part of the world felt the effects of the flight to quality by foreign investors, but declining commodity prices in oil, coffee and copper have particularly hurt the economies of Mexico, Brazil, Columbia and Chile.


Heading into the second half of 1998, low inflation, low interest rates and generally sound economies bode well for U.S. and European equity markets.


At the same time, investors are worried about slower earnings growth in the U.S. and the effects the financial turmoil in the Far East will have throughout the world.

                           [TIME LINE APPEARS HERE]


Many European stock markets benefit from a developing bull market.

[GRAPHIC APPEARS HERE]

Auto stocks fare well from corporate restructuring.

[GRAPHIC APPEARS HERE]

Large-cap U.S. growth stocks benefit from the flight to quality due to renewed concerns in Asian markets.

[GRAPHIC APPEARS HERE]

Investors remain cautious about the effect the financial turmoil in Asia will have throughout the world.

----------------------------
Select Emerging Markets Fund
----------------------------

Since inception on February 20, 1998, the Select Emerging Markets Fund posted a return of -15.70% versus the -17.59% return of the MSCI Emerging Markets Free Index for the comparable period.

During the second quarter, continuing financial turmoil in Asia caused emerging markets to suffer, not only in Asia, but throughout the world. Against this backdrop, the Fund managers remained relatively defensive and looked for signs of a turnaround in emerging markets.

Because the managers believe Korea offers the best potential for recovery, they continued to heavily weight holdings from this market. The government's commitment to labor reforms, ongoing financial restructuring and its internationally competitive companies all represent favorable signs for a turnaround in their market.

India remains the Fund's largest position in Asia. Although management has reduced holdings there, they still believe that the Indian market offers quality companies at attractive values, despite a poor economic outlook and an uncertain political situation.

Latin America is also expected to continue to feel the effects of the Asian crisis. While interest rates have been raised to slow economic growth, the Fund managers remain cautious about investing here as the situation is unlikely to reverse itself over the next few months.

The Fund managers' preferred area of investment continues to be Europe, the Middle East and Africa. The managers particularly favor Greece, which is benefiting from its efforts to join the European Monetary Union. They also like Israel, which despite persistent political problems, is at a point in the economic cycle when growth should accelerate.


Investment Sub-Adviser
Schroder Capital Management
International Inc.

About the Fund
Seeks long-term growth by investing in the world's emerging markets.


                              Portfolio Composition
As of June 30, 1998, the country allocation of net assets was:


         Brazil        13%
         Mexico        11%
         South Africa   7%
         India          7%
         Portugal       4%
         Hungary        4%
         Israel         4%
         South Korea    4%
         Argentina      4%
U.S. Agency Obligations 7%
         Other         35%



                          Average Annual Total Returns


 Period ended June 30, 1998                                    Life of Fund

 Select Emerging Markets Fund                                     -15.70%

 MSCI Emerging Markets Free Index                                 -17.59%

 Lipper Emerging Markets Fund Average                             -15.28%



                               Fund Inception Date
                                February 20, 1998
                    (No growth of $10,000 chart is provided)


The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Fund Average is a non-weighted index of 179 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Aggressive Growth Fund


Posting a return of 16.27% for the six-month period ended June 30, 1998, the Select Aggressive Growth Fund outperformed the 5.66% return of the Russell 2500 Index for the same period.

Superior stock selection in the financial services and technology sectors boosted Fund results during the first half of the year. Finance companies, in particular, benefited from credit-quality stabilization, a direct result of slower bankruptcy rates.

Holdings within the technology sector, specifically PC manufacturers, started to benefit from corporate spending primarily in the U.S. and Europe. The focus on building information technology infrastructure to maintain and enhance global competitiveness in general spurred growth.

The Fund's exposure to stocks within the health care services, consumer services and insurance services sectors also benefited overall performance. Holdings within these sectors that exhibited strong performance included HBO & Co. and Equitable Companies, Inc.

The Fund is currently overweighted in four sectors: consumer non-durables (apparel), consumer durables (home furnishings), retail (clothing chains) and technology (software and telecommunications).

For the remainder of the year, the managers' outlook is quite optimistic. While the Asian financial crisis will be a source of ongoing negative earnings surprises, U.S. economic fundamentals remain strong. Low inflation, moderate growth and high employment rates continue to provide a favorable backdrop -- and bode well for stocks of those companies which can produce consistent earnings results.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998                 1 Year      5 Years    Life of Fund

 Select Aggressive Growth Fund             29.31%       18.49%        20.85%

 Russell 2500 Index                        18.10%       17.31%        18.90%

 Lipper Capital Appreciation Fund Average  22.12%       16.02%        17.22%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date           Select Aggressive Growth Fund         Russell 2500 Index

8/92                     $10,000                           $10,000
6/98                     $30,288                           $27,532
--------------------------------------------------------------------------------
Investment Sub-Adviser

Nicholas-Applegate Capital
 Management, L.P.

About the Fund

Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

Computers and Software   17%
Technology               12%
Consumer Products        10%
Retail                    9%
Finance                   8%
Durable Goods             8%
Capital Goods             6%
Health Services           4%
Consumer Service          4%
Other                    22%


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Capital Appreciation Fund


Under new management since April 1, 1998, the Select Capital Appreciation Fund returned 9.30% for the six-month period ended June 30, 1998. This result compared to the 5.66% return of the Russell 2500 Index and the 12.85% return of the Lipper Capital Appreciation Fund Average for the same period.


The Fund experienced heavy turnover in April as the new manager recast the portfolio to match their investment discipline. The portfolio is now broadly diversified across 70-100 securities in all industries. The portfolio focuses on domestic mid-cap growth stocks and rarely allocates more than 3% to any one security.

The Fund's managers added to the portfolio's positions in the health care and financial sectors during the second quarter. Stable-to-declining interest rates also continued to benefit the financial sector and the Fund participated with an outstanding gain in Capital One Financial. In the technology sector, Synopsis added results, as it also was a top performer for the Fund.

With holdings such as Affiliated Computer, Outdoor Systems and U.S. Foodservice, the Fund's managers also maintained the weighting in business services, the Fund's largest sector.

In looking toward the remainder of 1998, the Fund managers will continue to manage the portfolio based on solid fundamental research and carefully selected stock picks which they believe will produce solid returns within a reasonable time.


--------------------------------------------------------------------------------
Investment Sub-Adviser
T. Rowe Price Associates, Inc.*

About the Fund

The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

*T. Rowe Price Associates, Inc. replaced Janus Capital Corporation as Investment Sub-Adviser, effective April 1, 1998.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:


Retail                    13%
Finance                   10%
Business Services         10%
Computers and Software     8%
Communications             8%
Electronics                8%
Chemicals and Drugs        7%
Health Services            7%
Leisure/Entertainment      5%
Other                     24%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998                  1 Year    5 Years    Life of Fund

 Select Capital Appreciation Fund           20.37%      N/A          22.38%

 Russell 2500 Index                         18.10%     17.31%        22.51%

 Lipper Capital Appreciation Fund Average   22.12%     16.02%        22.04%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1995
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                           Select Capital
Date                     Appreciation Fund                    Russell 2500 Index

4/95                          $10,000                               $10,000
6/98                          $18,967                               $19,043


The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Select Value Opportunity Fund
--------------------------------------------------------------------------------

The Select Value Opportunity Fund returned 5.36% for the six-month period ended June 30, 1998, slightly less than the 5.66% return of the Russell 2500 Index for the same period.

During the first half of this year, the small- and mid-cap sectors of the equity market underwent a downturn as investors fled smaller companies in favor of their larger counterparts. However, the Fund managers adhered to their value-oriented investment strategy of seeking companies that are undergoing a change, are misunderstood or not widely followed and are, therefore, undervalued.

A clear example of this strategy was the addition of Ashland, Inc. shares to the portfolio. A new CEO has made a series of changes at this company, selling off its oil and gas assets, merging Ashland Coal into a separate public company and forming a joint venture with USX-Marathon for its refining and marketing operations. Because these moves confused industry analysts, the stock is selling at a level that the Fund's management believes does not reflect its true potential.

The Fund managers also maintained ample diversification among the major economic sectors, making stock selection within these sectors a priority. In fact, several of the Fund's holdings outperformed the mid-cap benchmarks, including Owens-Illinois, Fred Meyer, Coastal Corporation and Wellpoint Health Networks.

Other issues, however, hindered performance. Detractors included Raychem Corporation, which suffered because of its exposure to Asia, and Cincinnati Bell, which also declined as investors grew unsure of its ability to compete in its market.

The Fund managers believe their
value-style of investing will provide solid returns over the long term.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998                  1 Year     5 Years    Life of Fund

 Select Value Opportunity Fund              16.42%     16.25%        16.36%

 Russell 2500 Index                         18.10%     17.31%        17.83%

 Lipper Small Company Growth Fund Average   17.65%     16.76%        17.44%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1993
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date              Select Value Opportunity Fund    Russell 2500 Index

8/93                        $10,000                     $10,000
6/98                        $21,884                     $23,343

--------------------------------------------------------------------------------
Investment Sub-Adviser

Cramer Rosenthal McGlynn, LLC

About the Fund

Invests in attractively valued small-to mid-sized companies believed to have above-average potential for capital appreciation.


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:


Durable Goods               22%
Energy                      17%
Finance                     10%
Consumer Products            8%
Commercial Paper             7%
Utilities                    6%
Building and Construction    5%
Retail                       5%
Health Care                  5%
Other                       15%

The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small- to mid-capitalization stocks. The Lipper Small Company Growth Fund Average is a non-weighted index of 643 small company growth funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select International Equity Fund

For the six-month period ended June 30, 1998, the Select International Equity Fund returned 18.43% outpacing the 16.08% return of the Morgan Stanley EAFE Index for the same period.


Continuing their upward momentum of the past two years, European financial stocks again served as the linchpins of a strong equity market. The Fund's financial holdings, such as Banco de Santander, were standout performers, driven by low interest rates, the prospects of ongoing economic recovery and bank consolidations.

Stocks benefiting from worldwide growth in telecommunications were the largest contributors to the Fund's positive performance. Germany's Mannesmann led the charge of telecomm-related stocks, as increasing earnings and massive expansion of its customer base propelled results. U.K. holding, Vodafone, also benefited from the increasing worldwide use of cellular phone technology.

Good news also came from stocks which represented the leading consumer franchises sector in the portfolio. Nestle, the world's largest food maker, rose as sales increased and recent acquisitions showed the potential for further cost-savings. Cadbury Schweppes also continued solid performance. Its recent acquisitions of two bottlers in the U.S. promise increased control over its distribution in key markets. Health care issues, such as Zeneca, and insurance holding, Swiss Reinsurance also contributed favorably to results.

Most of the portfolio's negative contributions came from stocks exposed to Asia and selected holdings in Mexico.

Looking ahead, the Fund managers remain focused on European companies, particularly in the telecom, pharmaceutical and financial sectors, as they believe these issues should prove to benefit the Fund.

--------------------------------------------------------------------------------
Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund

Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the country allocation of net assets was:

United Kingdom     29%
Switzerland        13%
Japan              13%
Netherlands        10%
Germany             9%
France              6%
Australia           5%
Cash Equivalents    6%
Other               9%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 Select International Equity Fund      14.30%         NA          14.30%

 Morgan Stanley EAFE Index             06.38%       10.34%        08.50%

 Lipper International Fund Average     08.19%       12.22%        09.36%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                      5/94             6/98

Select International Equity Fund     $10,000          $17,448

Morgan Stanley EAFE Index            $10,000          $14,048


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Fidelity VIP* Overseas Portfolio


For the six-month period ended June 30, 1998, the Fidelity VIP* Overseas Portfolio posted a 15.96% total return, only slightly behind the 16.08% return of the Morgan Stanley EAFE Index for the same period.

For the first six months of the year, the most significant effect on performance came from the Portfolio's European equity holdings, which enjoyed substantial price appreciation due to positive economic factors and improving corporate fundamentals. Unfortunately, underweighting certain European countries held back overall Portfolio performance.

On the positive side, several sectors performed well for the Portfolio. Banks benefited from cross-border mergers driven by technology, preparations for introducing the euro and low interest and inflation rates. Manufacturers that began major restructurings also benefited. And telecommunications issues appreciated due to strong growth in data transmission and internet usage.

The Portfolio managers also limited exposure to Japan and Asia in response to deteriorating business conditions in that part of the world. But the selected Asian and Japanese equities it did hold were of world-class companies which were relatively unaffected by the turmoil -- and contributed to results.

Detracting from overall performance were underweighted positions in selected European countries, the underperformance of Latin America banks and the poor performance of Japanese financials.

At mid-year, the fund's top industry sectors were finance, utilities, health and energy. The managers continue to add to existing positions or buy new investments consistent with the Portfolio's large-cap, relative value investment style.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years

 Fidelity VIP* Overseas Portfolio      11.10%       13.50%        11.08%

 Morgan Stanley EAFE Index             06.38%       10.34%        07.10%

 Lipper International Fund Average     08.19%       12.22%        10.21%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date         Fidelity VIP* Overseas Portfolio   Morgan Stanley EAFE Index

6/88                  $10,000                           $10,000
6/98                  $28,599                           $19,806


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------

Investment Adviser

Fidelity Management & Research Company

About the Fund

Seeks long-term capital appreciation, invests primarily in foreign securities whose principal business activities are outside the U.S.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the country allocation of net assets was:

Japan            16%
United Kingdom   14%
France           13%
United States    12%
Netherlands       8%
Switzerland       6%
Germany           6%
Sweden            5%
Other            20%

T. Rowe Price International Stock Portfolio

With a 13.74% total return for the six-month period ended June 30, 1998, the T. Rowe Price International Stock Portfolio trailed the 16.08% return of the Morgan Stanley EAFE Index for the same period.

During the first half of 1998, international markets turned in sharply divergent performances. European markets rose, due to improving economic factors and buoyant fund flows along with a great deal of merger and acquisitions activity. Although Germany and France fared quite well, the Portfolio's underweighting, specifically in Germany, subtracted value.

Emerging markets throughout the world had a difficult time, particularly during the second quarter. A growing realization that Asia's economic problems will not be resolved rapidly led to sharp declines across this part of the world -- and elsewhere -- as Latin American markets also felt the effects of this continuing malaise. Nonetheless, the managers were able to add value by maintaining a low exposure to Japan, Malaysia and Singapore in the Portfolio.

Stock selection also proved to be a small positive for the Portfolio. The Fund managers increased European holdings with purchases in the French and German banking sectors such as CCF, Societe Generale and Dresdner Bank. Japanese and Hong Kong holdings were reduced. In Japan, blue chip exporters, Canon and Pioneer were cut back and Hong Kong holdings of New World and Swire Pacific, both real estate developers, were sold.

Currently, over 70% of the assets are invested in European issues. The Fund managers believe that supportive economic fundamentals and a sharpened focus on shareholder value will enable these markets to rise further.

--------------------------------------------------------------------------------
Investment Adviser

Rowe Price-Fleming International, Inc.

About the Fund

The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the country allocation of net assets was:

United Kingdom    19%
Japan             15%
Netherlands       11%
France            10%
Germany            8%
Switzerland        7%
Italy              5%
Sweden             4%
Other             21%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 T. Rowe Price International Stock
  Portfolio                             5.04%          NA         10.39%

 Morgan Stanley EAFE Index              6.38%       10.34%        09.44%

 Lipper International Fund Average      8.19%       12.22%        09.51%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                 3/94        6/96

T. Rowe Price International Stock Portfolio     $10,000     $15,223

Morgan Stanley EAFE Index                       $10,000     $14,625


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

DGPF* International Equity Series


The DGPF* International Equity Series provided a total return of 12.41% for the six-month period ended June 30, 1998, trailing the 16.08% return of the Morgan Stanley EAFE Index for the same period.

In the first half of 1998, the Series focused on economic growth prospects in Europe. While the Mediterranean in particular performed exceptionally well, the managers avoided certain markets there due to concerns over local inflation and stock values. As a result, the Series was under-weighted in several solid-performing countries. Most notably they stayed away from investments in Italy and Portugal.

On the positive side, the managers sought dividend-paying stocks that were selling below fair market value in established markets. This strategy led them to opportunities in the United Kingdom, which offered higher dividend yields than stocks of other developed countries around the world.

Favorable performance was also generated by holdings in Germany and France, which accounted for just over 20% of the Series' net assets. Both of these countries have benefited from reforms necessary for the introduction of a common European currency in 1999.

While the managers avoided issues of most Asian countries, they garnered returns from Japan. Recognizing that it remains a productive country, the Series held positions in several export-oriented Japanese companies, which contributed to the Series' total return during the first six months of the year.

In looking toward the second half of 1998, the DGPF* International Equity Series will continue to offer a disciplined investment approach to prudent global investing.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 DGPF* International Equity Series     5.16%       14.02%        12.56%

 Morgan Stanley EAFE Index             6.38%       10.34%        13.50%

 Lipper International Fund Average     8.19%       12.22%        13.96%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date        DGPF* International Equity Series     Morgan Stanley EAFE Index

10/92                     $10,000                         $10,000
6/98                      $19,461                         $20,474

*DGPF refers to Delaware Group Premium Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Adviser

Delaware International Advisers Ltd.

About the Fund

A value-oriented equity portfolio which seeks capital appreciation and income by investing in companies domiciled outside the United States.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the country allocation of net assets was:

[CHART APPEARS HERE]

United Kingdom    28%
Japan             14%
Germany           11%
Australia         11%
France            10%
Spain              7%
Netherlands        6%
Belgium            3%
Other             10%

Fidelity VIP* Growth Portfolio


With a total return of 19.13% for the six-month period ended June 30, 1998, the Fidelity VIP* Growth Portfolio surpassed the 17.72% return of the S&P 500(R) Index for the same period.

As investors sought safety and liquidity in big names during the first half of the year, large stocks outperformed smaller issues and growth funds in general performed well. Since the managers of this Portfolio follow a large-cap growth investment style, both of these factors contributed to its results.

Overweighting assets in strong-performing sectors like technology, health and retail propelled returns for the Portfolio. Although stock selection proved to be mixed for these sectors, Microsoft, the fourth best performing asset by mid-year, boosted performance significantly. Also contributing favorably to mid-year performance were the Portfolio's investments in Merck and Wal-Mart.

Underweighting the weak-performing utilities sector also helped results. Top ten holding, WorldCom, accounted for the strong stock selection within this sector.

Several factors detracted from performance. The Fund managers overweighted the services sector, which turned in disappointing results. They also underweighted assets in the durables sector, which was a strong performer, further detracting from results. Poor stock selection in the nondurables sector dragged down performance as number two holding Philip Morris posted dismal results in light of continuing litigation. Finally, poor performance by top ten holding, AT&T and excess cash holdings also detracted from fund performance.

The Fund managers continue to seek a large-cap growth strategy of long-term capital appreciation with common stocks through above-average growth prospects.

--------------------------------------------------------------------------------

Investment Adviser

Fidelity Management & Research Company

About the Fund

The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

Technology               26%
Health                   18%
Retail & Wholesale       11%
Media & Leisure          10%
Finance                  10%
Utilities                 7%
Non-Durables              6%
Indust. Mach. & Equip.    3%
Other                     9%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998                  1 Year       5 Years      10 Years

 Fidelity VIP* Growth Portfolio             29.23%       19.56%        17.56%

 S&P 500(R)Index                            30.17%       23.06%        18.54%

 Lipper Capital Appreciation Fund Average   22.12%       16.02%        14.15%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                     6/88       6/98

Fidelity VIP* Growth Portfolio      $10,000    $50,428
S&P 500* Index                      $10,000    $54,791


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation.The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Growth Fund

For the six-month period ended June 30, 1998, the Select Growth Fund posted a total return of 22.88% and outpaced the total return of the S&P 500(R) Index of 17.72% for the same period.

Contributing to the Fund's outperformance was the positive effect of overweighting the portfolio's assets in such favorable market sectors as finance, consumer cyclicals and health care. Likewise, underweighting assets in the energy and basic industry sectors also proved to be a positive move -- as sluggish earnings growth caused both of these areas to lag.

Specifically, the portfolio's holdings in the retail, cable and cellular industries served the Fund well. In the health care sector, performance was generated by good stock selection and an overweighted exposure among major pharmaceutical stocks. And the manager's decision to emphasize software and telecommunications equipment manufacturers in the technology sector, while de-emphasizing holdings in semi-conductors, also benefited mid-year results.

Detracting from performance were holdings in the commercial services and oil services industries as both of these sectors suffered from weakening stock prices.

Going forward, low inflation, low interest rates and generally stable earnings growth bodes well for the U.S. equity market. However, the impact of the Asian crisis may widen. Given this backdrop, the Fund's managers remain focused on following a disciplined and systematic stock selection strategy. They will continue to seek high-quality growth stocks and rigorously manage risk in the Fund using both qualitative analysis and fundamental research.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------
 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 Select Growth Fund                    38.92%       20.89%        19.00%

 S&P 500(R)Index                       30.17%       23.06%        21.70%

 Lipper Growth Fund Average            25.39%       18.91%        18.65%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                       8/92        6/98

Select Growth Fund    $10,000     $27,675

S&P 500* Index        $10,000     $31,449

--------------------------------------------------------------------------------
Investment Sub-Adviser

Putnam Investment Management, Inc.

About the Fund

Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

Finance                19%
Durable Goods          13%
Retail                 13%
Chemicals and Drugs    12%
Technology             12%
Communications          8%
Consumer Products       5%
Health Services         3%
Other                  15%


The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 1068 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Strategic Growth Fund

Since inception on February 20, 1998, the Select Strategic Growth Fund has provided a total return of 0.20% versus the 10.21% return of the S&P(R) 500 over the comparable period.

The Fund's investments in out-of-favor mid-cap value stocks did not fare well in a market that sought out ultra-large cap growth stocks. Nonetheless, the Fund's managers continue to look for companies with excellent long-term prospects whose stocks are currently selling at discount prices.

Two of this Fund's top five holdings demonstrate both the managers' conservative approach to investing along with their current struggles. Electronic Data Systems (EDS), a co-leader in the information services technology industry has had a notable track record. Although its price has been stymied as revenue bookings and earnings growth have been off since 1996, it remains an attractive holding due to its double digit earnings growth, history of innovation, strong cash flow and relatively low stock valuation.

Likewise, the Fund's position in Transocean Offshore also provides a strong example. Because it specializes in oil drilling in extremely deep waters and in harsh weather, Transocean has benefited from technological advances which have made these operations less expensive and less risky. As a result, demand for their drilling rigs has risen dramatically. Normally a signal for increasing prices, this news was tempered by the recent short-term decline in oil prices. Although it had virtually no effect on the company's activities, the decline caused a 25% drop in Transocean's stock.

While the current market has been frustrating, the managers believe their investment style will continue to be successful over the long term.

--------------------------------------------------------------------------------

Investment Sub-Adviser

Cambiar Investors, Inc.

About the Fund

Seeks long-term growth of capital by investing primarily in common stocks of established companies.


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

Consumer Products      13%
Durable Goods          12%
Business Services      12%
Energy                 11%
Technology             10%
Finance                 8%
Retail                  8%
Chemicals and Drugs     5%
U.S. Government and
Agency Obligations      8%
Other                  13%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Period ended June 30, 1998                                    Life of Fund

 Select Strategic Growth Fund                                      0.20%

 S&P 500(R) Index                                                 10.21%

 Lipper Growth Fund Average                                        9.14%


                              Fund Inception Date
                               February 20, 1998
                   (No growth of $10,000 chart is provided)

The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged composite of 500 of the leading stocks.
S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 1068 funds within the growth fund average investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Posting a total return of 14.90% for the six-month period ended June 30, 1998, the Growth Fund underperformed the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of 1998, the 50 largest stocks in the S&P 500(R) Index again outperformed the market by a significant margin. While this Fund owned 20 of the 50 largest, negative earnings revisions and poor value scores forced the managers to avoid the others.

Also, negatively impacting Fund performance were several stock selection and sector allocation decisions. The poorest stock selections for the portfolio crossed several industries. Retail stocks such as CompUSA and Office Depot missed their earnings targets, amid concerns of overvaluation for the sector. Oil drilling services firms, particularly ENSCO International and Nabors Industries, were hurt by pessimistic energy announcements. But most of the underperformance came from the Fund's exposure to tobacco companies, specifically Philip Morris, RJR Nabisco Holdings and Loews Corporation. Below-market allocation and individual stock selection in health care also hurt overall results.

Positive contributors to the Fund included Ford Motor Company, the single largest contributor with a 38% second quarter return, and Chrysler, which did well due to the takeover offer by Daimler Benz. Telephone services companies, such as MCI and WorldCom, and technology stocks, such as Microsoft, also aided performance.

The portfolio remains diversified across all economic sectors of the market and retains both growth and value characteristics. Although the market is currently tilted toward growth, the managers have adopted a slight bias toward value stocks.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years

 Growth Fund                           22.68%       19.37%        16.59%

 S&P 500(R)Index                       30.17%       23.06%        18.54%

 Lipper Growth Fund Average            25.39%       18.91%        16.13%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date                    Growth Fund             S&P 500* Index

6/88                      $10,000                  $10,000
6/98                      $46,428                  $54,791

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 1068 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------

Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:



Durable Goods 21%


Finance 16%


Chemicals and Drugs 11%

Technology 8%

Energy 7%
Consumer Products 7%
Retail 4%
Computer Equipment
and Technology 4%
Consumer Staples 4%

Other 18%

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1998, the Equity Index Fund returned 17.40%, slightly less than the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of 1998, the stock market was preoccupied with the continuing financial crisis in Asia. In fact, a decline in U.S. exports to that part of the world possibly caused the National Association of Purchasing Management index to fall below 50 for the first time since 1996.

Economic indicators for the first half of this year also signaled a lack of domestic inflation, although market participants remained concerned about growth in the manufacturing sector.

The two highest performing industries within the S&P 500(R) Index were Motor Vehicles and Business Machines which posted returns of 44% and 40.5%, respectively. Within the Motor Vehicles sector, U.S. auto sales buoyed results, as this group experienced record high sales. Shares of Ford and Chrysler, for example, finished the half year mark as the top performers in this group with returns in excess of 60%.

Within the Business Machines industry, shares of Dell Computer and Unisys Corp each generated returns of more than 100%.

Entering the third quarter, the market remains focused on the current situation in Asia and its potential impact on corporate profits. With inventories building and manufacturing slowing, the Fund managers expect slower economic growth as they continue to adhere to the Fund's investment objective to replicate returns of the S&P 500(R) Index.

--------------------------------------------------------------------------------

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:


Finance 18%
Durable Goods 16%
Chemicals and Drugs 14%
Technology 10%
Consumer Products 9%
Energy 7%
Utilities 7%
Consumer Staples 7%
Retail 5%
Other 7%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 Equity Index Fund                     29.51%       22.24%        20.78%

 S&P 500(R)Index                       30.17%       23.06%        21.51%

 Lipper S&P 500(R)Index Fund Average   29.39%       22.55%        21.04%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1990
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date                 Equity Index Fund            S&P 500* Index

9/90                      $10,000                     $10,000
8/98                      $43,228                     $45,248


The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P500(R) Index is a non-weighted index of 94 funds within the S&P500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Fidelity VIP* Equity-Income Portfolio
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1998, the Fidelity VIP* Equity-Income Portfolio turned in a 10.53% total return. Although this result outperformed the 9.13% return of the Lipper Equity Income Fund Average, it underperformed the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of 1998, the most positive factor for the Portfolio's performance was its large-cap investment focus. Seeking a safe haven from the market volatility caused by the Asian financial crisis, investors flocked to large-cap issues with predictable earnings. Favorites included issues of General Electric, Wal-Mart and American Home Products which were included in the Portfolio.

Takeover activity in the finance sector, the Portfolio's largest position, boosted returns as well. BankAmerica and Citicorp, for example, announced plans to merge with other major companies. Takeovers completed by industrial machinery firms also contributed positively to first half performance.

The value orientation and dividend focus of the Fund restrained returns relative to the overall market. In following its value orientation and dividend focus, the Fund underweighted the technology and health care sectors, both of which were among the top performers during the first six months.

The fund's sector focus is essentially unchanged from March 31 with finance remaining the top sector. Energy is also overweighted as the manager seeks out companies with restructuring opportunities.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years

 Fidelity VIP* Equity-Income Fund      21.65%       20.01%        15.74%

 S&P 500(R)Index                       30.17%       23.06%        18.54%

 Lipper Equity Income Fund Average     20.94%       17.52%        14.56%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date         Fidelity VIP* Equity-Income Portfolio       S&P 500* Index

6/88                      $10,000                           $10,000
6/98                      $43,143                           $54,791

*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted index of 230 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks reasonable income by investing primarily in income-producing equity securities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:




Finance 25%


Energy 11%

Utilities 9%

Health 7%

Indust. Mach. & Equip. 7%
Basic Industries 7%
Non-Durables 6%

Aerospace & Defense 5%


Other 23%

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------

For the first six months of 1998, the Select Growth and Income Fund posted a return of 11.63% trailing the 17.72% return of the S&P 500(R) Index for the same period. The Fund also underperformed the 12.11% return of the Lipper Growth and Income Fund Average.

For the first half of 1998, results from a number of the Fund's holdings were mixed as some performed particularly well while others languished. MediaOne, for example, increased 52% during the period. This increase was due to its international assets, its relatively low leverage as well as the strong performance of cable stocks in general. Black & Decker was also a top-performer. Reflecting the success of its corporate restructuring plan, it appreciated 56%. Wal-Mart Stores also increased 54%, reflecting strong sales growth, successful inventory control, increases in gross margins and improvement in its international business.

On the other hand, three positions in the Fund's portfolio experienced setbacks which negatively impacted the Fund's overall results. Lowered earnings expectations caused both Ikon Office Systems and Sealed Air shares to plummet. And Marketspan's shares declined when the market reacted to controversy over the CEO's severance package.

Going forward, the Fund's managers believe more risk control is justified for the Fund's portfolio given current market dynamics. With many holdings now offering high yields and value, they believe the portfolio is poised to offer excellent relative value with a significant degree of downside protection.

--------------------------------------------------------------------------------

Investment Sub-Adviser
John A. Levin & Co., Inc.

About the Fund
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:




Finance 16%


Technology 10%

Aerospace/Airlines 9%

Energy 9%

Chemicals and Drugs 8%

Consumer Products 7%

Consumer Staples 7%
Utilities 5%
Corporate Notes and Bonds 3%

Other 26%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 Select Growth and Income Fund         20.21%       17.95%        16.14%

 S&P 500(R)Index                       30.17%       23.06%        21.70%

 Lipper Growth & Income Fund Average   22.87%       18.93%        18.54%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date               Select Growth and Income Fund       S&P 500* Index

8/92                         $10,000                       $10,000
6/98                         $24,001                       $31,449

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 792 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Fidelity VIP* II Asset Manager Portfolio
--------------------------------------------------------------------------------

Posting a 9.29% return for the six-month period ended June 30, 1998, the Fidelity VIP* II Asset Manager Portfolio trailed the 10.13% return of the Lipper Flexible Portfolio Fund average for the same period.

During the first six months of the year, the market was led by strong equity performance. Because the Portfolio assets were slightly overweighted in equities relative to its neutral target mix of 50%, it was well positioned to capitalize on their strength. However, weak stock selection dragged down overall performance and prevented the Portfolio from fully benefiting from its equity positioning.

Stock selection in the technology, nondurables and finance sectors held back performance. The Portfolio's AT&T holdings also delivered disappointing results, amid investor's skepticism about the potential impact of the TCI deal.

On the brighter side, security selection among specific drug and pharmaceutical stocks, such as Pfizer and Shering Plough, helped performance. The Portfolio managers decision to overweight holdings in the retail sector with shares of Wal-Mart and Home Depot also boosted results.

As of June 30, the Portfolio was overweighted in the finance and retail sectors and underweigted in technology, health and nondurable stocks. Although the percentage of equities in the portfolio was reduced during the first part of the year, the Portfolio managers continue to slightly overweight equities relative to the neutral asset allocation mix.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998                   1 Year     5 Years    Life of Fund

 Fidelity VIP* II Asset Manager Portfolio    18.57%     13.05%        13.11%

 S&P 500(R) Index                            30.17%     23.06%        17.52%

 Lipper Flexible Portfolio Fund Average      18.16%     13.88%        12.06%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date            Fidelity VIP* II Asset Manager Portfolio      S&P 500* Index

9/89                          $10,000                            $10,000
6/98                          $29,667                            $40,898

*VIP refers to Variable Insurance Products Fund II.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Flexible Portfolio Fund Average is a non-weighted index of 215 funds within the flexible portfolio fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks high long-term return with reduced risk by allocating assets among a broadly diversified mix of stocks, bonds and money market investments.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:




Equities 53%




Bonds 39%




Money Market Securities 8%

--------------------------------------------------------------------------------
                         Bond & Money Market Overview
--------------------------------------------------------------------------------

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: Performance of the U.S. bond market is significantly affected by the turmoil in Asia for the first half of 1998.

In much the same fashion as the equity market, the performance of the U.S. bond market was significantly affected by the turmoil in Asia during the first half of 1998. Given this backdrop, some sectors of the market fared well, while others struggled.

Starting off on a positive note, the U.S. economy appeared strong with Gross Domestic Product (GDP) rising nearly 5.4% in the first quarter. Low inflation, favorable credit conditions and higher equity valuations all drove this strong economic growth and price stability. As growth continued, fixed income investors grew nervous and anticipated that the Federal Reserve would raise interest rates to ward off inflation.

But, as Asia's markets grew weaker, growth in the U.S. slowed. So, the Federal Reserve adopted a "wait and see" approach regarding any moves toward tightening or relaxing monetary policy.

Bond investors, on the other hand, quickly reacted to these developments. Initially content, they worried that the economy was growing too fast only to gain comfort from the slowing effect of the Asian crisis. Their concerns drove interest rates which rose during the first quarter only to fall to new lows during the second quarter.

Corporate credit issues also went on a roller coaster ride. The volatility in foreign exchanges and global markets, caused a flight to quality preference for U.S. Treasuries. Coupled with concerns about future growth of the U.S. economy and the expected level of corporate profits, corporate bond spreads widened causing investment grade corporates to lag comparable duration Treasuries by 24 basis points for the first six months of the year. Although spreads initially narrowed from their levels in January, they reversed course again in June,

                           [TIME LINE APPEARS HERE]

Ongoing financial crisis in Asia causes a flight to quality for both stock and bond investors.

[GRAPHIC APPEARS HERE]

Uncertain about the potential effects of the Asian crisis on the U.S., the Federal Reserve adopts a wait and see approach to changing interest rates.

[GRAPHIC APPEARS HERE]

Long-term U.S. Treasuries deliver their best performance in years as investors favor their inherent safety.

--------------------------------------------------------------------------------
Bond & Money Market Overview
--------------------------------------------------------------------------------

widening to levels not seen in six years. Surprisingly, the actual credit quality of U.S. issuers remained at its best level in years, as ratings upgrades outpaced downgrades in the market, unlike previous periods of under-performance in this sector.

The yield on the 30-year bond fell to 5.62%, its lowest level in decades. But it fell only modestly for shorter term issues. Overall, Treasuries outperformed selected fixed income instruments and contributed to the overall 3.93% gain in the market as measured by the Lehman Aggregate Bond Index.

Despite a poor showing in the second quarter, the high yield market remained the best-performing fixed income sector for the first half of 1998. As with investment grade corporate bonds, high yield issues suffered during the second quarter in part from the renewed uncertainty surrounding emerging markets as well as from the diminished flows of cash into high yield bond funds.

The significant declines in long-term interest rates had a major impact on the mortgage market. With some of the lowest rates in years, homeowners refinanced in record numbers, causing prepayments on mortgage-backed securities to increase, adversely affecting their returns.

Entering the second half of 1998, solid fundamentals remain firmly in place for the U.S. bond market. As investors continue to watch for signs of recovery in Asia, the Federal Reserve is likely to maintain its neutral monetary policy. Given this scenario, the outlook for Treasuries and highly rated corporates should remain particularly favorable.

                           [TIME LINE APPEARS HERE]

Investors continue to watch for signs of recovery in Asia, causing the outlook for U.S. Treasuries to remain favorable.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

Mortgage-backed securities lose ground amid record mortgage refinancing.

High-yield issues suffer due to renewed uncertainty in the emerging markets.

[GRAPHIC APPEARS HERE]

Investors flight to quality benefits highly rated corporate bonds.

--------------------------------------------------------------------------------
Fidelity VIP* High Income Portfolio
--------------------------------------------------------------------------------

With a total return of 4.80% for the six-month period ended June 30, 1998, the Fidelity VIP* High Income Portfolio beat the 4.51% return of the Merrill Lynch High Yield Master for the same period.

During the first half of 1998, there were several significant factors which affected the high yield market, including strong new issue volume, low interest rates and solid economic growth. The managers' decision to heavily weight the Portfolio's assets in certain sectors of the market which performed well under these market conditions boosted results.

Specifically, the Portfolio's holdings were concentrated in telecommunications, cable TV and media issuers during the period, as these sectors continued to benefit from healthy U.S. consumer spending. While a significant portion of the Portfolio's holdings are currently in these particular sectors, the assets cover a wide range of sub-sectors, including cable TV, media conglomerates and competitive local exchange carriers (CLECS).

The managers ability to select from a wide range of an issuer's securities, including both preferred and common stock, was also a positive influence on results.

At mid-year, securities of telecommunications and media companies accounted for 47% of the fund's holdings. Going forward, the managers plan to continue to maintain a meaningful percentage of noncash securities and common equities in the Portfolio to capture superior risk-adjusted returns.

--------------------------------------------------------------------------------

Investment Adviser
Fidelity Management & Research Company

About the Fund
Seeks high income and growth of capital by investing in high-yielding, lower-rated, fixed-income securities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:




Telecommunications 30%



Cable TV 12%
Specialty Retailing 4%
Broadcasting 4%
Healthcare 3%
Energy 3%
Publishing-Printing 3%
Aero/Elec/Computer 3%

Other 38%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998                1 Year       5 Years      10 Years

 Fidelity VIP* High Income Portfolio      14.49%       12.42%        12.42%

 Merrill Lynch High Yield Master          11.41%       10.49%        11.70%

 Salomon Brothers High-Yield Index        12.31%       10.67%        11.59%

 Lipper High Current Yield Fund Average   11.45%         9.90%       10.23%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Fidelity VIP*         Merrill Lynch      Salomon Brothers
Date         High Income Portfolio    High Yield Master    High-Yield Index

6/88                $10,000               $10,000               $10,000
6/98                $32,235               $30,244               $29,939

*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a non-weighted index of 263 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Select Income Fund
--------------------------------------------------------------------------------

With a total return of 3.66% for the six-month period ended June 30, 1998, the Select Income Fund essentially paralleled the return of the Lehman Brothers Aggregate Bond Index of 3.92% for the same period.

Overall, the Select Income Fund, like other bond funds, benefited from several key economic factors. Declining interest rates, particularly in the second quarter, boosted bond returns. The continuing problems in Asia precipitated a flight to quality, which also enhanced the fund's performance.

To keep pace with market activity, the managers marginally shifted the Fund's holdings during the first half of the year. A significant percentage of assets were allocated to Treasuries and Federal Agency Discount Notes. However, later in the period, some of these assets were re-allocated to mortgage-backed securities and other investments to gain a yield spread advantage.

The portfolio also maintained its position in corporates although industrial and bank bonds increased while finance issues were reduced.

The Fund managers' outlook for the remainder of the year remains relatively positive. They expect to benefit from the moderating economic growth supported by stable-to-declining interest rates.

To provide added returns for the Fund, the managers have stepped up their search for Treasury-alternative investments, like collateralized mortgage obligations and asset-backed securities. While they suspect bonds will continue to provide excellent absolute and real rates of return, it's still early to predict how bonds will fare relative to other asset classes, such as common stocks.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund

 Select Income Fund                    10.23%       05.97%        06.59%

 Lehman Brothers Aggregate Bond Index  10.54%       06.88%        07.35%

 Lipper Intermediate Investment
 Grade Fund Average                    09.42%        6.12%         6.66%


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date             Select Income Fund    Lehman Brothers Aggregate Bond Index

8/92                   $10,000                        $10,000
6/98                   $14,531                        $15,125

The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $100 million. The Lipper Intermediate Investment Grade Fund Average tracks the performance of 239 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------

Investment Sub-Adviser
Standish, Ayer & Wood, Inc.

About the Fund
The Fund seeks above-average income from corporate bonds, mortgages and securities issued by the U.S. Government.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:




U.S. Government and
Agency Obligations 46%




Corporate Notes
and Bonds 35%




Asset-Backed Securities 17%


Other 2%

--------------------------------------------------------------------------------
                         Investment Grade Income Fund
--------------------------------------------------------------------------------

For the six-month period ended June 30, 1998, the Investment Grade Income Fund posted a 3.96% return versus 3.92% for the Lehman Brothers Aggregate Bond Index for the same period.

For the first half of 1998, the bond market posted solid returns as interest rates declined and the economy stayed strong. U.S. Treasuries performed strongly as investors sought high-quality investments. Investment grade corporates lagged comparable duration Treasuries, as spreads widened due to credit concerns from the Asian turmoil. Mortgage-backed securities (MBS) were particularly weak, as consumers refinanced mortgages.

The Fund benefited from its heavy concentration in the media sector. Although corporate spreads in general widened, selected media issues benefited from positive credit developments. For example, the record-breaking merger between TCI and AT&T prompted yield spreads to narrow for TCI paper on the expectations that a ratings upgrade from BBB to A would result.

The managers' decision to increase exposure to domestic banks also benefited the Fund. Specifically, they sold issues of Banco Santander and Merita to buy Chase Manhattan and BankBoston. While the Fund's strategy has emphasized regional banks for some time, the new purchases take advantage of an ongoing trend toward large bank mergers.

The Fund managers are concerned about low interest rates and the implied volatility for MBS in the near term. Given this, they have a neutral position in MBS while looking for opportunities in an out of favor sector. The principal overweighting is in corporate bonds where fundamental credit-quality remains strong despite concerns about Asia.

--------------------------------------------------------------------------------

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return, by investing in highly diversified, investment grade, fixed-income securities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:




U.S. Government and
Agency Obligations 48%



Corporate Notes
and Bonds 36%



Asset-Backed Securities 15%

Other 1%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998               1 Year       5 Years      10 Years

 Investment Grade Income Fund            10.25%        6.61%        9.06%

 Lehman Brothers Aggregate Bond Index    10.54%        6.88%        9.07%

 Lipper Intermediate Investment           9.42%        6.12%        8.30%
 Grade Fund Average


--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date      Investment Grade Income Fund   Lehman Brothers Aggregate Bond Index

6/88                $10,000                            $10,000
6/98                $23,794                            $23,817

The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $100 million. The Lipper Intermediate Investment Grade Fund Average tracks the performance of 239 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Government Bond Fund


For the first half of 1998, the Government Bond Fund provided a total return of 3.20% for the six-month period ended June 30, 1998, slightly less than the 3.39% return of the Lehman Intermediate Government Bond Index for the same period.

Spurred by a federal budget surplus, the Southeast Asian economic crisis and still-favorable inflation, a dramatic bond market rally marked the first half of 1998. This favorable economic position plus increasing demand for high-quality bonds caused the benchmark 30-year Treasury bond to decline by 31 basis points.

The managers responded by increasing the Fund's exposure to agency bonds and mortgage-backed securities. Because spreads on agencies, in particular, have widened, lower prices have resulted -- making them more attractive alternatives to Treasuries than at any time in the last two years.

Next, the managers chose to marginally increase holdings of mortgage-backed securities over year-end levels. At the same time, though, they've taken steps to reduce overall exposure to potential refinancing activity by homeowners by investing in lower coupon securities.

Going forward, the Fund managers plan to continue investing in higher spread instruments to generate greater income potential for investors. Given the good news that is already reflected in bond prices, the managers are keeping a neutral duration in the Fund relative to the benchmark. They recognize that there is a slim possibility that the Federal Reserve could raise interest rates in response to accelerating inflation and strong domestic growth -- and are therefore comfortable with a neutral interest rate position.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund

Generates high income while seeking to preserve capital and maintain liquidity by investing in debt instruments issued or guaranteed by the U.S. Government or its agencies.


 Years ended June 30, 1998             1 Year       5 Years    Life of Fund
 Government Bond Fund                  7.81%         5.44%         6.86%

 Lehman Intermediate Government
 Bond Index                            8.38%         5.91%         7.18%

 Lipper Short-Intermediate             7.00%         5.11%         6.37%
 U.S. Government Fund Average

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1991
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

Date      Government Bond Fund     Lehman Intermediate Government Bond Index

8/91            $10,000                           $10,000
6/98            $15,757                           $16,064

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Fund Average is the non-weighted average performance of 104 funds existing in short-to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

U.S. Government
Agency Obligations     45%

U.S. Government
Notes and Bonds        41%


Asset-Backed
Securities             11%

Other                   3%

Money Market Fund

The Money Market Fund reported a total return of 2.74% for the six-month period ended June 30, 1998. That compared to the 2.48% return of the IBC/Donoghue First Tier Money Market Index for the same period.


As 1998 began, concerns surfaced that an overheating economy could prompt the Federal Reserve to raise interest rates. But as the Asian currency crisis spread and foreign demand slowed, a decline in both durable goods orders and the National Association of Purchasing Managers Index, indicated that inflationary pressure remained subdued -- and no action was taken by the Fed.

Given this economic environment, the Money Market Fund continued to focus on its three primary objectives of preserving capital, maintaining liquidity and earning attractive current income during the first half of this year. The managers overweighted the Fund's allocation to commercial paper and were successful in identifying a number of attractively valued securities.

Entering the second half of 1998, the Fund managers anticipate that the Federal Reserve will maintain its neutral monetary policy.

Given this scenario, they will continue to emphasize commercial paper holdings and short-medium term notes in the portfolio as corporate fundamentals remain positive. They also plan to gain maximum liquidity by using a combination of agency securities and repurchase agreements without sacrificing yield for the Fund.

--------------------------------------------------------------------------------

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Strives to maximize current income for investors while preserving capital and liquidity.

--------------------------------------------------------------------------------
                             Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

    [GRAPH APPEARS HERE]

Corporate Notes and Bonds 32%
Commercial Paper          48%
Cash Equivalents          17%
Other                      3%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years
 Money Market Fund                      5.57%        4.97%          5.74%

 IBC/Donoghue First Tier
 Money Market Index                     5.07%        4.57%          5.36%

 Lipper Money Market Fund Average       4.96%        4.54%          5.34%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date        Money Market Fund   IBC/Donoghue First Tier Money Market Index

6/88            $10,000                           $10,000
6/98            $17,477                           $16,862


The Money Market Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is the average investment performance of 310 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)


                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.24%

           Argentina - 4.13%
    3,200  Banco Galicia Y Bueno Aires, ADR                      $     58,400
    1,400  Disco S.A., Sponsored ADR*                                  44,800
   11,300  Inversions Y Representaciones S.A.                          33,227
   18,000  Perez Companc S.A., Class B                                 90,373
    9,900  Telefonos de Argentina, Sponsored ADR                      321,131
    7,900  YPF S.A., Sponsored ADR                                    237,494
                                                                 ------------
                                                                      785,425
                                                                 ------------

           Botswana - 0.33%
   47,000  Sechaba Breweries, Ltd.                                     62,293
                                                                 ------------

           Brazil - 13.01%
    3,500  Brasil Distr Pao Acu, Sponsored ADR                         79,188
    4,773  CEMIG S.A., Sponsored ADR                                  145,571
   23,200  Centrais Electricas Brasileiras Sponsored ADR              342,200
1,472,200  Cia Paulista de Forca E Luz*                               150,217
    8,000  Cia Cervejaria Brahma, Sponsored ADR                       100,000
  450,000  Cia Cimento Portland Itav*                                  79,802
   12,800  Cia Paranaense Enernergia-Copel, Sponsored ADR             118,400
    9,400  Compania Vale Do Rio Doce, Sponsored ADR                   189,222
   87,000  Light Servicos De Eletrcidade S.A.                          26,704
   14,900  Petroleo Brasileiro S.A., Sponsored ADR                    276,988
    6,400  Telebras, Sponsored ADR                                    698,800
   31,254  Telec De Sao Paulo S.A., Rights*                               500
    6,000  Unibanco, GDR                                              177,000
   17,800  Usinas Sider Minas Gerais                                   90,804
                                                                 ------------
                                                                    2,475,396
                                                                 ------------

           Chile - 3.66%
    7,900  Banco de A. Edwards, Sponsored ADR                         112,081
    6,500  Chilectra S.A., ADR                                        137,322
    3,200  Compania Cerveceri AS Unibas S.A., ADR                      67,600
      449  Cia Telecom Chile Rights*                                        0
    7,100  Cia Telecom Chile, Sponsored ADR                           144,219
    6,500  Distribucion Y Servicio, ADR                                97,500
    2,000  Gener S.A., Sponsored ADR                                   36,500
   11,300  Quinenco S.A., ADR                                         101,700
                                                                 ------------
                                                                      696,922
                                                                 ------------
           China - 0.46%
    6,500  Huaneng Power International, Sponsored ADR*                 87,344
                                                                 ------------

           Czech Republic - 0.78%
   10,800  SPT Telecom As*                                            149,374
                                                                 ------------
           Greece - 4.08%
    1,660  Alpha Credit Bank                                          134,586
    1,660  Alpha Credit Bank, Rights*                                   2,828
    2,200  Delta Informatics S.A.                                     129,771
    6,370  Hellenic Bottling Co.*                                     196,825
    8,988  Hellenic Telecommunication Organization                    230,446
      636  National Bank of Greece S.A.                                81,512
                                                                 ------------
                                                                      775,968
                                                                 ------------

           Hong Kong - 2.78%
  171,000  Anhui Expressway Co., Ltd.                                  17,216
  148,000  Beijing Datang Power Generation Co.                         41,546
   28,000  Cheung Kong Infrastructure Holdings                         52,943
  142,000  China Resources Beijing Land                                45,818
   50,000  China Telecom Ltd.*                                         86,797
   26,000  Cosco Pacific, Ltd.                                          9,312
   96,800  Founder Hong Kong, Ltd.                                     41,229
   34,000  Guangnan Holdings                                           11,409
   42,000  Guangong Kelon Electric Holdings Co.                        33,067
   25,000  Guangshen Railway Co., Ltd.                                  3,323
   48,000  Legend Holdings, Ltd.                                       14,404
   37,000  New World Infrastructure, Ltd.*                             42,501
   32,000  Ng Fung Hong, Ltd.                                          22,096
   89,000  Qingling Motors Co.                                         24,697
  342,000  Yanzhou Coal Mining Co.*                                    65,327
  102,000  Zhehuang Expressway Co., Ltd.                               17,114
                                                                 ------------
                                                                      528,799
                                                                 ------------

           Hungary - 4.37%
    2,750  Gedeon Richter, GDR                                        219,313
    5,000  Matav Rt.                                                  147,188
    5,750  MOL Magyar Olaj, GDR                                       154,963
    6,350  OTP Bank Rt., GDR                                          311,150
                                                                 ------------
                                                                      832,614
                                                                 ------------

           India - 6.82%
    6,000  Great Eastern Shipping Co., GDR                             23,550
    9,200  ITC Limited, Sponsored GDR                                 162,150
   29,600  Mahanagar Telephone Nigam Ltd., GDR*                       301,920
   43,000  Mahindra & Mahindra Ltd., GDR                              185,975
   23,000  Reliance Industries Ltd., GDR                              151,800
   24,400  State Bank of India, GDR                                   287,920
      400  Tata Electric Co., Sponsored GDR                            96,000
    8,500  Videsh Sanchar Nigam Ltd., GDR*                             87,974
                                                                 ------------
                                                                    1,297,289
                                                                 ------------

           Indonesia - 0.47%
    2,800  Gulf Indonesia Resources, Ltd.*                             32,200
   19,000  PT Gudang Garam                                             11,283
   22,500  PT Indosat                                                  26,416
   67,000  PT Telekomunikasi                                           19,094
                                                                 ------------
                                                                       88,993
                                                                 ------------




                       See Notes to Financial Statements.
---------------------------------------------------------                 F-1

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------
           Israel - 4.35%
   33,690  Bank Hapoalim                                         $    101,921
   92,000  Bank Leumi Le-Israel                                       183,544
   13,000  Blue Square-Israel, Ltd., ADR*                             200,688
    4,400  NICE-Systems, Ltd., ADR*                                   165,000
    5,000  Teva Pharmaceutical Industries, ADR                        175,938
                                                                 ------------
                                                                      827,091
                                                                 ------------

           Luxembourg - 0.24%
    4,600  Quilmes Industrial, ADR                                     44,850
                                                                 ------------
           Malaysia - 0.31%
    1,500  Berjaya Sports Toto Berhad                                   2,223
    3,000  Magnum Corporation Berhad                                    1,113
   20,000  Resorts World Berhad                                        21,975
    8,000  Tanjong Plc                                                 11,084
   18,000  Tenaga Nasional Berhad                                      21,685
                                                                 ------------
                                                                       58,080
                                                                 ------------

           Mauritius - 0.30%
   85,000  State Bank of Mauritius, Ltd.                               56,784
                                                                 ------------

           Mexico - 10.86%
   92,700  Cemex S.A. CPO                                             347,670
  172,000  Cifra S.A. De C.V., Series C*                              238,892
   79,400  Controladora Comercial Mexicana S.A.                        65,567
    7,000  Corporacion Geo S.A.*                                       38,874
    7,000  Fomento Economico Mexicano S.A.                            218,129
   28,500  Grupo Carso S.A., Series A1                                117,197
   31,900  Grupo Financiero Banamex, Series B*                         62,128
   71,000  Grupo Industrial Bimbo, Series A                           143,809
   23,000  Grupo Industrial Saltillo, Class B                          76,790
    4,800  Grupo Vista S.A., Sponsored GDR*                           180,600
   26,000  Kimberley-Clark De Mexico, Series A                         91,870
    8,500  Telefonos de Mexico, Sponsored ADR                         408,531
    2,500  Tubos de Acero de Mexico S.A.                               31,996
    4,200  TV Azteca S.A., Sponsored ADR                               45,411
                                                                 ------------
                                                                    2,067,464
                                                                 ------------

           Pakistan - 0.10%
    3,200  Hub Power Co., ADR                                          19,657
                                                                 ------------

           Peru - 1.42%
   13,200  Telefonica de Peru, Sponsored ADR                          269,775
                                                                 ------------

           Phillipines - 1.77%
  364,000  Ayala Land, Inc.                                           104,748
  877,000  Digital Telecom*                                            27,341
   26,050  Manila Electric Co., Class B                                68,717
    6,000  Phillipine Long Distance Telephone Co.                     136,691
                                                                 ------------
                                                                      337,497
                                                                 ------------


           Poland - 3.98%
   26,600  Bank Handlowy W Warszawie, GDR                             508,060
      600  Bank of Przemyslowo-Handlowy SA                             43,017
   17,700  Exbud S.A., GDR*                                           205,763
                                                                 ------------
                                                                      756,840
                                                                 ------------

           Portugal - 4.40%
    4,068  Banco Espirito Santo                                       122,238
    3,390  Banco Espirito Santo Rights*                                 2,403
    4,760  Cimpor-Cimentos De Portugal S.A.                           167,348
    4,110  Jeronimo Martins                                           197,574
    3,750  Mundial Confianca*                                          99,743
    4,670  Portugal Telecom S.A.                                      247,667
                                                                 ------------
                                                                      836,973
                                                                 ------------

           Russia - 1.51%
   12,080  Gazprom, ADR                                               134,994
    3,450  LUKoil Holding, Sponsored ADR                              117,300
    2,750  Unified Energy Systems, GDR                                 36,094
                                                                 ------------
                                                                      288,388
                                                                 ------------

           South Africa - 7.46%
    8,600  ABSA Group, Ltd.                                            53,659
    2,800  Anglo America Corporation of South Africa                   94,435
    2,000  Anglo American Industrial Corp., Ltd.                       33,390
   30,247  Barlow, Ltd.                                               159,396
    6,200  Dimension Data Holdings, Ltd.*                              33,457
    9,000  Ellerine Holdings, Ltd.                                     49,325
    9,000  Fedsure Holdings, Ltd.                                     109,275
  148,500  FirstRand, Ltd.                                            227,884
   23,000  Ingwe Coal Corp., Ltd.                                      65,936
   20,100  LA Retail Stores, Ltd.                                      37,116
   58,000  Malbak, Ltd.                                                39,123
   27,000  Nampak, Ltd.                                                63,744
   17,100  Rembrandt Group, Ltd.                                      106,695
   23,000  Sasol, Ltd.                                                133,229
    6,600  South African Breweries, Ltd.                              158,415
   11,900  South African Druggists, Ltd.                               55,386
                                                                 ------------
                                                                    1,420,465
                                                                 ------------

           South Korea - 4.13%
   20,000  Daewood Heavy Industries                                    60,889
   14,875  Kookmin Bank                                                55,253
   20,008  Kookmin Bank, Sponsored GDR (B)                             78,530
    5,000  Korea Electric Power Corp.                                  53,350
   17,000  LG Electronics                                             139,294
      800  Pohang Iron & Steel Co.                                     22,607
    1,600  Samsung Display Devices Co.                                 43,700
    7,000  Samsung Electronics Co.                                    216,679
    6,000  Samsung Heavy Industries*                                   29,934
   12,000  Shinhan Bank                                                39,854
      150  SK Telecom Co., Ltd.                                        46,759
                                                                 ------------
                                                                      786,849
                                                                 ------------


                      See Notes to Financial Statements.
F-2                   ----------------------------------------------------------

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)


                                                                      Value
   Shares                                                           (Note 2)
--------------------------------------------------------------------------------




           Taiwan - 4.11%
    8,000  Acer Inc., GDR*                                       $     46,400
   14,900  Asustek Computer, Inc., GDR*                               119,386
    5,000  Fubon Insurance Co., GDR*                                   86,875
   23,100  R.O.C Taiwan Fund                                          155,925
    9,600  Siliconware Precision Industries Co., GDR*                  77,520
    7,000  Taiwan Fund Inc.                                            94,063
   10,450  Taiwan Semiconductor Manufacturing Co., ADR*               176,343
    3,000  Teco Electric & Machinery, GDR                              25,305
                                                                 ------------
                                                                      781,817
                                                                 ------------

           Thailand - 0.57%
    4,000  Advanced Info Service Public Co., Ltd.                      17,062
   21,000  Electricity Generating Public Co., Ltd.*                    32,595
    5,000 PTT Exploration & Production Public Co., Ltd.*               37,915
   23,000 Thai Farmers Bank Public Co.*                                20,302
                                                                 ------------
                                                                      107,874
                                                                 ------------

           Turkey - 2.19%
  892,242  Akbank Non Tradable Receipts*                               22,918
1,586,208  Akbank T.A.S.                                               51,226
  132,160  Migros Turk T.A.S.                                         129,033
   17,700  Turkiye Is Bankasi, Series C                                   715
8,374,730  Yapi Ve Kredi Bankasi                                      213,850
                                                                 ------------
                                                                      417,742
                                                                 ------------

           Venezuela - 0.39%
    3,000  Compania Anonima Telefonos De Venezula, ADR                 75,000
                                                                 ------------

           Zimbabwe - 0.26%
   65,000  NMBZ Holdings, Ltd.*                                        50,375
                                                                 ------------
           Total Common Stocks                                     16,983,938
           (Cost $20,083,398)                                    ------------


PREFERRED STOCKS - 2.57%

           Brazil -2.57%
    2,320  Centrais Geradoras DO ADR, Series B*                        15,950
  315,000  Petroleo Brasileiro S.A., ADR                               58,558
  665,000  Telec De Sao Paulo S.A.                                    156,396
  252,000  Telepar                                                     63,188
  665,000  Telesp Celular S.A. Series B                                55,199
   26,700  Usinas Siderurgicas, Sponsored ADR                         140,174
                                                                 ------------
           Total Preferred Stocks                                     489,465
           (Cost $582,351)                                       ------------

                                                                      Value
Par Value                                                           (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 6.56%

           Federal National Mortgage Association
$1,250,000 5.44%, 07/06/98                                       $  1,249,056
                                                                 ------------
           Total U.S. Government Agency Obligation                  1,249,056
           (Cost $1,249,056)                                     ------------

COMMERCIAL PAPER (A) - 0.36%

825,000,000 Sertifikat Bank of Indonesia(1)
            4.87%, 07/03/98                                            68,107
                                                                 ------------
           Total Commercial Paper                                      68,107
           (Cost $68,107)                                        ------------


Total Investments - 98.73%                                         18,790,566
(Cost $21,982,912)                                               ------------

Net Other Assets and Liabilities - 1.27%                              241,258
                                                                 ------------

Net Assets - 100.00%                                             $ 19,031,824
                                                                 ============

-----------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
(B) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $78,530 or 0.41% of net assets.
(1) Par Value denominated in Indonesia Rupiahs. Market Value denominated in U.S. dollars.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.


                       See Notes to Financial Statements.
---------------------------------------------------------                    F-3

--------------------------------------------------------------------------------
                          SELECT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------



             Industry Concentration of Common and Preferred Stocks
             -----------------------------------------------------
                         as Percentage of Net Assets:
                         ----------------------------

Finance                                                                  18.39%
Utilities                                                                14.63
Food and Beverage                                                         9.45
Telecommunications                                                        7.94
Electronics                                                               6.96
Building and Construction                                                 6.06
Retail                                                                    5.38
Energy                                                                    5.24
Basic Materials                                                           5.17
Diversified Operations                                                    3.72
Chemicals and Drugs                                                       2.37
Computers and Technology                                                  2.26
Transportation                                                            1.25
Business Services                                                         1.24
Tobacco                                                                   0.91
Closed End Funds                                                          0.82
Leisure and Entertainment                                                 0.02
                                                                        -------
Total                                                                    91.81%
                                                                        =======


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $21,982,912. Net unrealized appreciation (depreciation) aggregated $(3,192,346) of which $616,811 related to appreciated investment securities and $(3,809,157) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $24,815,380 and $3,813,198 of non-governmental issuers, respectively.



                      See Notes to Financial Statements.
F-4                   ----------------------------------------------------------

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
  Shares                                                              (Note 2)
--------------------------------------------------------------------------------


COMMON STOCKS - 98.43%

           Computers and Software - 16.79%
  267,900  Apple Computer, Inc.*                                 $  7,685,381
  176,800  Autodesk Inc.                                            6,828,900
  244,800  BMC Software, Inc.*                                     12,714,300
  253,600  Cadence Design Systems, Inc.*                            7,925,000
  168,800  Citrix Systems, Inc.*                                   11,541,700
  178,900  Computer Task Group                                      5,993,150
  162,100  Compuware Corp.                                          8,287,363
  104,400  Comverse Technology, Inc.*                               5,415,750
  154,100  Dell Computer Corp.*                                    14,302,406
  181,100  Information Management Resources                         6,123,444
  267,000  Learning Company, Inc.*                                  7,909,875
  205,100  Paychex Inc.                                             8,345,006
  212,000  PeopleSoft, Inc.*                                        9,964,000
  118,300  Pomeroy Computer Resources, Inc.                         3,083,194
  290,478  Siebel Systems, Inc.*                                    9,367,916
                                                                 ------------
                                                                  125,487,385
                                                                 ------------

           Technology - 11.77%
  169,800  Applied Power, Inc.                                      5,836,875
  182,200  Avid Technology, Inc.*                                   6,103,700
  445,200  DSP Communications*                                      6,121,500
  164,400  EMC Corp.*                                               7,367,175
   87,500  Microsoft Corp.*                                         9,482,813
  177,336  Network Associates, Inc.*                                8,489,961
  298,000  Premisys Communications, Inc.*                           7,412,750
  351,200  Unisys Corp.*                                            9,921,400
  202,100  Veritas DGC, Inc.*                                       7,788,550
  130,900  VISX Inc.*                                              10,092,369
   59,300  Yahoo!, Inc.*                                            9,339,750
                                                                 ------------
                                                                   87,956,843
                                                                 ------------

           Consumer Products - 10.29%
  199,350  American Eagle Outfitters*                               7,687,434
  442,600  Burlington Industries. Inc.*                             6,224,063
  468,200  Best Buy Co., Inc.*                                     16,913,725
  250,100  Intimate Brands, Inc.                                    6,893,381
  139,800  Maytag Corp.                                             6,902,625
  219,900  Nautica Enterprises, Inc.*                               5,896,069
  350,000  Safeskin Corp.*                                         14,393,750
   90,800  Timberland Co. Class A*                                  6,531,925
  249,700  Wolverline Worldwide Inc.                                5,415,369
                                                                 ------------
                                                                   76,858,341
                                                                 ------------

           Retail - 8.83%
  170,500  Costco Cos., Inc.*                                      10,752,156
  290,700  Fingerhut Cos., Inc.                                     9,593,100
  167,100  Fleming Cos., Inc.                                       2,934,694
  248,200  Jones Apparel Group, Inc.*                               9,074,813
  113,300  Michaels Stores, Inc.*                                   3,997,366
  364,200  Pier 1 Imports, Inc.                                     8,695,275
  262,000  Ross Stores, Inc.                                       11,266,000
  400,800  TJX Cos., Inc.                                           9,669,300
                                                                 ------------
                                                                   65,982,704
                                                                 ------------


           Finance - 8.43%
  228,600  AmeriCredit Corp.                                        8,158,163
  141,370  Bear Stearns Cos., Inc.                                  8,040,419
  135,100  Capital One Financial Corp.                             16,777,731
  106,300  Equitable Cos., Inc.                                     7,965,856
  132,900  Financial Security Assurance                             7,807,875
  219,300  Fidelity National Financial, Inc.                        8,730,881
  150,900  Mutual Risk Management, Ltd.*                            5,498,419
                                                                 ------------
                                                                   62,979,344
                                                                 ------------

           Durable Goods - 8.36%
  100,300  Arvin Industries, Inc.                                   3,642,144
  137,700  Caterpillar, Inc.                                        7,280,888
  282,000  CIBER, Inc.*                                            10,716,000
  131,300  Dana Corp.                                               7,024,550
   64,600  Federal-Mogul Corp.                                      4,360,500
  152,700  Ingersoll-Rand Co.                                       6,728,344
   40,900  Johnson Controls, Inc.                                   2,333,856
  130,200  Ladd Furniture, Inc.                                     3,906,000
  123,700  Tellabs, Inc.*                                           8,860,013
  383,000  Varco International, Inc.*                               7,588,188
                                                                 ------------
                                                                   62,440,483
                                                                 ------------

           Capital Goods - 5.57%
  183,700  Fleetwood Enterprises                                    7,348,000
  103,700  Manitowoc Inc.                                           4,186,888
  190,400  McDermott International, Inc.                            6,556,900
   54,400  NACCO Industries, Inc., Class A                          7,031,200
  283,800  Navistar International Corp.*                            8,194,725
   82,500  Precision Castparts, Inc.                                4,403,438
   94,800  Trinity Industries, Inc.                                 3,934,200
                                                                 ------------
                                                                   41,655,351
                                                                 ------------

           Health Services - 4.45%
  150,200  Allegiance Corp.                                         7,697,750
  226,800  General Nutrition Cos., Inc.*                            7,059,150
  319,000  HBO & Co.                                               11,244,750
  192,600  Integrated Health Services, Inc.                         7,222,500
                                                                 ------------
                                                                   33,224,150
                                                                 ------------

           Consumer Service - 3.71%
  218,100  AccuStaff, Inc.*                                         6,815,625
  268,500  ACNielson Corp.*                                         6,779,625
  268,600  FileNet Corp.*                                           7,755,825
  192,000  Harte-Hanks, Inc.                                        4,956,000
   26,100  Robert Half International, Inc.*                         1,458,338
                                                                 ------------
                                                                   27,765,413
                                                                 ------------
           Chemicals and Drugs - 3.52%
  129,200  Cooper Cos., Inc.*                                       4,707,724
  247,300  Lyondell Petrochemical Co.                               7,527,193
  154,900  Medicis Pharmaceutical Corp., Class A*                   5,653,850
  171,200  Quintiles Transnational Corp.*                           8,420,900
                                                                 ------------
                                                                   26,309,667
                                                                 ------------



                       See Notes to Financial Statements.
---------------------------------------------------------                    F-5

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                        Value
  Shares                                                              (Note 2)
--------------------------------------------------------------------------------
           Electronics - 3.33%
  300,700  Inter-Tel Inc.                                        $  4,811,200
   58,100  Linear Technology Corp.                                  3,504,156
   86,400  Sanmina Corp.*                                           3,747,600
   80,000  Thomas & Betts Corp.                                     3,940,000
  288,000  Vitesse Semiconductor Corp.*                             8,892,000
                                                                 ------------
                                                                   24,894,956
                                                                 ------------

           Transportation Services - 2.29%
  241,200  Airborne Freight Corp.                                   8,426,925
  244,000  Hunt (J.B.) Transport Services, Inc.                     8,692,500
                                                                 ------------
                                                                   17,119,425
                                                                 ------------

           Real Estate - 2.23%
  284,000  Lennar Corp.                                             8,378,000
  276,000  Pulte Corp.                                              8,245,500
                                                                 ------------
                                                                   16,623,500
                                                                 ------------

           Metals and Mining - 2.15%
  613,300  Bethlehem Steel Corp.*                                   7,627,919
  165,900  Fluor Corp.                                              8,460,900
                                                                 ------------
                                                                   16,088,819
                                                                 ------------

           Consumer Staples - 2.08%
  209,800  Danaher Corp.*                                           7,697,037
  235,500  Interstate Bakeries Corp.                                7,815,655
                                                                 ------------
                                                                   15,512,692
                                                                 ------------
           Aerospace-Airlines - 1.94%
   59,000  Continental Airlines, Inc., Class B*                     3,591,624
   85,300  Northwest Airlines Corp., Class A*                       3,289,381
   82,000  United Technologies Corp.                                7,585,000
                                                                 ------------
                                                                   14,466,005
                                                                 ------------

           Food Services - 1.87%
  355,500  Brinker International, Inc.                              6,843,374
  454,500  Buffets, Inc.                                            7,129,968
                                                                 ------------
                                                                   13,973,342
                                                                 ------------

           Recreational Equipment - 0.82%
   78,500  Anchor Gaming*                                           6,093,563
                                                                 ------------
           Total Common Stocks                                    735,431,983
           (Cost $563,594,887)                                   ------------


Par Value
---------

COMMERCIAL PAPER (A) - 2.00%

$14,929,000 Merrill Lynch, Pierce, Fenner and Smith
            6.10%, 07/01/98                                        14,929,000
                                                                 ------------
           Total Commercial Paper                                  14,929,000
           Cost ($14,929,000)                                    ------------


   Shares
   ------

INVESTMENT COMPANIES - 0.07%

    3,953  ILA Prime Obligation Money Market Fund                       3,953
  550,870  ILA Prime Obligation Portfolio Fund, Class B               550,870
                                                                 ------------
           Total Investment Companies                                 554,823
           (Cost $554,823)                                       ------------


Total Investments - 100.50%                                       750,915,806
(Cost $579,078,710)                                              ------------

Net Other Assets and Liabilities - (0.50)%                         (3,728,569)
                                                                 ------------
Net Assets - 100.00%                                             $747,187,237
                                                                 ============

--------------------------------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $579,078,710. Net unrealized appreciation (depreciation) aggregated $171,837,096 of which $196,225,708 related to appreciated investment securities and $(24,388,612) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $397,042,028 and $361,074,789 of non-governmental issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $109,045,807 and $109,199,150, respectively.







                      See Notes to Financial Statements.
F-6                   ----------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
  Shares                                                            (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.69%

           Retail - 13.38%
  119,000  AutoZone, Inc.                                        $  3,800,563
   84,000  BJ's Wholesale Club, Inc.                                3,412,500
   92,000  Circuit City Stores Co.                                  4,312,500
  277,000  Corporate Express, Inc.                                  3,514,438
   55,000  Costco Cos., Inc.                                        3,468,438
   89,000  General Nutrition Cos., Inc.                             2,770,125
   74,500  Gymboree Corp.                                           1,129,141
   69,500  Henry Schein, Inc.                                       3,205,688
   57,800  Kohl's Corp.                                             2,998,375
   70,000  Meyer (Fred), Inc.                                       2,975,000
  102,250  MSC Industrial Co., Class A                              2,914,125
   80,800  Shopko Stores, Inc.                                      2,747,200
                                                                 ------------
                                                                   37,248,093
                                                                 ------------

           Finance - 10.45%
   70,000  ACE, Ltd.                                                2,730,000
   87,000  AMRESCO, Inc.                                            2,533,875
   43,400  Capital One Financial Corp.                              5,389,738
   59,000  Finova Group, Inc.                                       3,340,875
   14,000  Heller Financial, Inc.                                     420,000
   67,000  PartnerRe, Ltd.                                          3,417,000
   79,000  Protective Life Corp.                                    2,898,313
  108,000  Security Capital Group, Inc.                             2,875,500
  113,000  Waddell & Reed Financial, Inc., Class  A                 2,704,938
   51,500  Franklin Resources, Inc.                                 2,781,000
                                                                 ------------
                                                                   29,091,239
                                                                 ------------

           Business Services - 10.21%
    8,800  AccuStaff, Inc.                                            275,000
   26,000  Acxiom Corp.                                               648,375
   20,300  ADVO, Inc.                                                 572,206
   44,800  Catalina Marketing Corp.                                 2,326,800
   38,500  Cendant Corp.                                              803,688
   70,000  Checkfree Holdings Corp.                                 2,060,625
   86,000  Corrections Corp. of America                             2,021,000
  117,000  Iterim Services Co.                                      3,758,625
   72,600  National Data Corp.                                      3,176,250
   75,800  NOVA Corp.                                               2,709,850
  185,775  Outdoor Systems, Inc.                                    5,201,700
   47,900  Romac International, Inc.                                1,454,963
   70,000  Sterling Commerce Corp.                                  3,395,000
                                                                 ------------
                                                                   28,404,082
                                                                 ------------

           Computers and Software - 8.30%
  143,000  Affiliated Computer Services Corp., Class A              5,505,500
   49,600  BMC Software, Inc.                                       2,576,100
   68,000  DST Systems, Inc.                                        3,808,000
   29,400  Learning Company, Inc.                                     870,976
   57,150  Networks Associates, Inc.                                2,736,056
  118,000  Renaissance Worldwide, Inc.                              2,566,500
   70,000  Security Dynamics Technology, Inc.                       1,295,000
   97,000  Sungard Data Systems, Inc.                               3,722,375
                                                                 ------------
                                                                   23,080,507
                                                                 ------------

           Communications - 7.80%
   75,800  Comcast Corp., Class A                                   3,077,006
   59,000  Cox Communications Corp., Class A                        2,857,813
   47,000  Jacor Communications, Inc.                               2,773,000
  134,000  Omnipoint Corp.                                          3,073,625
  232,000  Paging Network, Inc.                                     3,248,000
   35,500  Vanguard Cellular Systems, Inc.                            670,063
  190,000  Western Wireless Corp Cia                                3,788,125
   59,200  Univision Communications, Inc.                           2,205,200
                                                                 ------------
                                                                   21,692,832
                                                                 ------------

           Electronics - 7.77%
  112,000  Analog Devices, Inc.                                     2,751,000
   73,000  Anixter International, Inc.                              1,391,563
  123,000  Berg Electronics Corp.                                   2,406,188
   85,500  Maxim Integrated Products, Inc.                          2,709,281
   70,000  Microchip Technology, Inc.                               1,828,750
   46,200  PMC Sierra, Inc.                                         2,165,625
   73,000  Synopsys, Inc.                                           3,339,750
   75,000  Teleflex, Inc.                                           2,850,000
   64,000  Xilinx, Inc.                                             2,176,000
                                                                 ------------
                                                                   21,618,157
                                                                 ------------

           Chemicals and Drugs - 7.02%
   32,400  Agouron Pharmaceuticals, Inc.                              982,125
   69,300  ALZA Corp.                                               2,997,225
   75,000  Centocor, Inc.                                           2,718,750
  154,000  Covance, Inc.                                            3,599,750
  118,000  Dura Pharmaceuticals, Inc.                               2,640,250
   58,800  Great Lakes Chemical Corp.                               2,318,925
   28,000  Medimmune, Inc.                                          1,746,500
   72,000  Teva Pharmaceutical Industries, Inc., ADR                2,533,500
                                                                 ------------
                                                                   19,537,025
                                                                 ------------

           Health Services - 6.92%
  101,000  Biogen, Inc.                                             4,949,000
   84,000  Gilead Sciences, Inc.                                    2,693,250
   83,000  Omnicare, Inc.                                           3,164,375
  119,000  Quorum Health Group, Inc.                                3,153,500
   23,000  Scherer (R.P.) Corp.                                     2,038,375
   94,000  Total Renal Care Holdings, Inc.                          3,243,000
                                                                 ------------
                                                                   19,241,500
                                                                 ------------

           Leisure-Entertainment - 5.33%
  123,600  Galileo International, Inc.                              5,569,725
   62,000  Premier Parks, Inc.                                      4,107,500
   64,815  Royal Caribbean Cruises, Ltd.                            5,152,793
                                                                 ------------
                                                                   14,830,018
                                                                 ------------

           Food Services - 3.74%
   59,000  Sodexho Mariott Services, Inc.                           1,711,000
   65,000  Suiza Foods Corp.                                        3,879,688
  137,000  U.S. Foodservice, Inc.                                   4,803,563
                                                                 ------------
                                                                   10,394,251
                                                                 ------------


                       See Notes to Financial Statements.
---------------------------------------------------------                    F-7

--------------------------------------------------------------------------------
                       SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

       PORTFOLIO OF INVESTMENTS, Continued .  June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                    Value
  Shares                                                           (Note 2)
--------------------------------------------------------------------------------
           Energy - 3.58%
   48,000  Camco International, Inc.                             $  3,738,000
   31,800  Cooper Cameron Corp.                                     1,621,800
  121,000  Ocean Energy, Inc.                                       2,367,063
   64,000  Smith International, Inc.                                2,228,000
                                                                 ------------
                                                                    9,954,863
                                                                 ------------

           Textiles - 2.39%
  157,000  Warnaco Group, Inc., Class A                             6,662,687
                                                                 ------------
           Medical Equipment - 1.93%
  120,000  Sybron International Corp.                               3,030,000
   51,000  U.S. Surgical Corp.                                      2,326,874
                                                                 ------------
                                                                    5,356,874
                                                                 ------------

           Consumer Staples - 1.45%
  109,600  Danaher Corp.                                            4,020,950
                                                                 ------------

           Aerospace - 1.33%
  127,000  BE Aerospace, Inc.                                       3,698,875
                                                                 ------------

           Metals/Mining - 1.22%
  294,400  Battle Mountain Gold Co.                                 1,748,000
  118,000  Cambior, Inc.                                              693,250
  311,700  TVX Gold, Inc.                                             954,580
                                                                 ------------
                                                                    3,395,830
                                                                 ------------

           Restaurants - 1.12%
   80,000  Outback Steakhouse, Inc.                                 3,120,000
                                                                 ------------

           Utilities - 0.92%
   51,800  USA Waste Services, Inc.                                 2,557,625
                                                                 ------------

           Real Estate - 0.83%
  102,000  Indymac Mortgage Holdings, Inc., REIT                    2,320,500
                                                                 ------------
           Total Common Stocks                                    266,225,908
           (Cost $258,415,333)                                   ------------


FOREIGN COMMON STOCK - 1.22%

           Canada
    8,700  Fairfax Financial Holdings, Ltd.                         3,393,565
                                                                 ------------
           Total Foreign Common Stock                               3,393,565
           (Cost $3,010,437)                                     ------------


Par Value
---------

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 3.19%

           Federal Home Loan
           Mortgage Corporation - 2.66%
$7,402,000 5.46%, 07/14/98                                          7,387,406
                                                                 ------------

           Federal National
           Mortgage Association - 0.53%
1,484,000  5.45%, 08/10/98                                          1,475,004
                                                                 ------------
           Total U.S. Government Agency Obligations                 8,862,410
           (Cost $8,862,410)                                     ------------


Total Investments - 100.10%                                       278,481,883
(Cost $270,288,180)                                              ------------

Net Other Assets and Liabilities - (0.10)%                           (274,295)
                                                                 ------------
Net Assets - 100.00%                                             $278,207,588
                                                                 ------------

----------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
REIT   Real Estate Investment Trust.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $270,288,180. Net unrealized appreciation (depreciation) aggregated $8,193,703, of which $23,942,507 related to appreciated investment securities and $(15,748,804) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforward of $1,543,496 which expires in 2004.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $308,449,637 and $293,832,402 of non-governmental issuers, respectively.



                      See Notes to Financial Statements.
F-8                   ----------------------------------------------------------

--------------------------------------------------------------------------------
                          SELECT VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                        Value
  Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 85.38%

           Durable Goods - 21.70%
  235,333  CommScope, Inc.*                                      $  3,809,452
  180,200  Comsat Corp.                                             5,101,913
  125,100  GTECH Holdings Corp.*                                    4,214,306
  226,700  Hussmann International, Inc.                             4,250,625
   60,000  Kaydon Corp.                                             2,118,750
  712,600  Laidlaw Environmental Services*                          2,583,175
  170,000  MascoTech, Inc.                                          4,080,000
   90,000  Perkin-Elmer Corp.                                       5,596,875
  253,700  Raychem Corp.                                            7,500,006
   94,100  Thomas & Betts Corp.                                     4,634,425
  151,800  UCAR International, Inc.*                                4,430,663
  129,000  Unifi, Inc.                                              4,418,250
                                                                 ------------
                                                                   52,738,440
                                                                 ------------

           Energy - 16.93%
   75,000  Amerada Hess Corp.                                       4,073,437
   73,500  Ashland, Inc.                                            3,794,438
  115,000  Coastal Corp.                                            8,028,438
   91,200  Columbia Energy Group                                    5,073,000
  275,600  EEX Corp.*                                               2,583,750
  264,000  MarketSpan Corp.*                                        7,903,500
  233,606  Ocean Energy, Inc.*                                      4,569,917
  184,216  Sempra Energy*                                           5,111,980
                                                                 ------------
                                                                   41,138,460
                                                                 ------------

           Finance - 9.83%
  176,300  Golden State Bancorp, Inc.                               5,244,925
  161,300  Golden State Bancorp, Inc., Warrants*                      856,905
   13,500  Jefferson-Pilot Corp.                                      782,156
  178,280  Sovereign Bancorp, Inc.                                  2,913,764
  140,400  Torchmark Corp.                                          6,423,300
  221,800  TrizecHahn Corp.                                         4,754,838
   49,386  Union Planters Corp.                                     2,904,514
                                                                 ------------
                                                                   23,880,402
                                                                 ------------

           Consumer Products - 8.12%
  229,200  Owens-Illinois, Inc.*                                   10,256,700
  143,600  Snap-On, Inc.                                            5,205,500
  122,100  World Color Press, Inc.*                                 4,273,500
                                                                 ------------
                                                                   19,735,700
                                                                 ------------

           Utilities - 5.58%
  309,000  Cincinnati Bell, Inc.                                    8,845,125
  135,900  Montana Power Co.                                        4,722,525
                                                                 ------------
                                                                   13,567,650
                                                                 ------------

           Building and Construction - 5.48%
  134,600  Applied Power, Inc.                                      4,626,875
   96,600  Dal-Tile International, Inc.*                              947,888
  121,100  Ingersoll-Rand, Co.                                      5,335,969
  127,500  Walter Industries, Inc.*                                 2,414,531
                                                                 ------------
                                                                   13,325,263
                                                                 ------------

           Retail - 5.29%
  214,500  Meyer (Fred), Inc.                                       9,116,250
  110,200  Shopko Stores, Inc.*                                     3,746,800
                                                                 ------------
                                                                   12,863,050
                                                                 ------------

           Health Care - 5.27%
  125,000  Allergan, Inc.                                           5,796,875
   81,100  Vencor, Inc.*                                              587,975
   86,900  Wellpoint Health Networks, Inc., Class A*                6,430,600
                                                                 ------------
                                                                   12,815,450
                                                                 ------------

           Technology - 4.17%
  209,300  General Instrument Corp.*                                5,690,344
  336,200  National Semiconductor Corp.*                            4,433,637
                                                                 ------------
                                                                   10,123,981
                                                                 ------------

           Consumer Staples - 2.08%
  220,000  Whitman Corp.                                            5,046,250
                                                                 ------------

           Metals and Mining - 0.93%
  213,400  MacMillan Bloedel, Ltd.                                  2,267,375
                                                                 ------------
           Total Common Stocks                                    207,502,021
           (Cost $187,944,152)                                   ------------


Par Value
---------

COMMERCIAL PAPER (A) - 6.98%

$1,000,000 Alliance & Leicester, Plc
           5.95%, 07/06/98                                            999,174
   500,000 Banc One Funding Corp.
           5.48%, 07/06/98                                            499,619
 2,500,000 Cargill Financial Services Corp.
           5.65%, 07/07/98                                          2,497,646
 3,000,000 Distribution Funding Corp.
           5.80%, 07/08/98                                          2,996,617
 2,000,000 Ford Motor Credit Corp.
           5.64%, 07/01/98                                          2,000,000
 2,000,000 International Business Machines Corp.
           5.62%, 07/01/98                                          2,000,000
   500,000 Merrill Lynch & Co., Inc.
           5.50%, 09/08/98                                            494,630
   500,000 Merrill Lynch & Co., Inc.
           5.50%, 10/01/98                                            492,884



                       See Notes to Financial Statements.
---------------------------------------------------------                 F-9

--------------------------------------------------------------------------------
                          SELECT VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                        Value
Par Value                                                             (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (continued)

$  500,000  Merrill Lynch & Co., Inc.
            5.50%, 01/04/99                                      $    485,722
 2,000,000  OGE Energy Corp.
            5.70%, 07/02/98                                         1,999,683
 2,500,000  Oyster Creek Fuel Corp.
            5.75%, 07/06/98                                         2,498,003
                                                                 ------------
            Total Commercial Paper                                 16,963,978
            (Cost $16,964,188)                                   ------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 3.29%

            U.S. Treasury Bills - 1.65%
 2,000,000  4.70%, 07/02/98                                         1,999,739
 2,000,000  4.74%, 07/09/98                                         1,997,893
                                                                 ------------
                                                                    3,997,632
                                                                 ------------

            Federal Home Loan
            Mortgage Corporation - 1.64%
 1,000,000  5.35%, 07/01/98                                         1,000,000
 3,000,000  5.41%, 07/07/98                                         2,997,300
                                                                 ------------
                                                                    3,997,300
                                                                 ------------
            Total U.S. Government and
            Agency Obligations                                      7,994,932
            (Cost $7,994,932)                                    ------------

                                                                        Value
Shares                                                                (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 4.43%

 1,015,158  ILA Prime Obligation Money Market Fund               $  1,015,158
 1,015,126  ILA Prime Obligation Portfolio Fund, Class B            1,015,126
   402,500  John Hancock Bank and Thrift Opportunity Fund           4,804,844
   391,600  Pilgrim America Prime Rate Trust                        3,916,000
                                                                 ------------
            Total Investment Companies                             10,751,128
            (Cost $9,314,752)                                    ------------

Total Investments - 100.08%                                       243,212,059
(Cost $222,218,024)                                              ------------
Net Other Assets and Liabilities - (0.08)%                           (185,702)
                                                                 ------------
Net Assets - 100.00%                                             $243,026,357
                                                                 ============

--------------------------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $222,218,024. Net unrealized appreciation (depreciation) aggregated $20,994,035 of which $31,545,887 related to appreciated investment securities and $(10,551,852) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $594,977.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $110,131,642 and $88,524,545 of non-governmental issuers, respectively.




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                   Value
   Shares                                         (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 93.74%

           Australia - 4.58%
  656,320  National Australia Bank, Ltd.        $  8,677,849
1,373,000  News Corp., Ltd.                       11,233,182
1,062,800  Telstra Corp.                           2,731,296
                                                ------------
                                                  22,642,327
                                                ------------

           Canada - 0.52%
   42,550  Royal Bank of Canada                    2,558,985
                                                ------------

           Denmark - 0.46%
   23,770  Tele Danmark                            2,283,747
                                                ------------

           France - 6.13%
   29,211  Alcatel Alsthom                         5,947,820
   44,240  Axa                                     4,975,966
   57,180  Michelin, Class B                       4,061,670
   16,570  Total SA, Class B                       9,159,188
   28,845  Vivendi                                 6,159,567
                                                ------------
                                                  30,304,211
                                                ------------

           Germany - 8.91%
    2,799  Bayerische Motoren Werke (BMW) AG       2,826,787
   63,580  Bayerische Motoren Werke (BMW) AG (New)   835,032
   63,580  Bayerische Vereinsbank AG               5,412,639
  124,595  Hoechst AG                              6,225,949
  183,650  Mannesmann AG                          18,649,168
   99,220  Veba AG                                 6,768,377
    4,873  Viag AG                                 3,297,133
                                                ------------
                                                  44,015,085
                                                ------------

           Hong Kong - 1.04%
  210,600  HSBC Holdings                           5,150,839
                                                ------------

           Ireland - 0.13%
  218,900  Smurfit (Jefferson) Group                 651,268
                                                ------------

           Italy - 2.00%
  365,835  ENI                                     2,398,750
1,015,900  Telecom Italia                          7,481,667
                                                ------------
                                                   9,880,417
                                                ------------

           Japan - 12.77%
  523,000  Canon, Inc.                            11,914,733
  233,000  Dai Nippon Printing Co., Ltd.           3,732,516
  202,000  Honda Motor Co., Ltd.                   7,216,894
  281,000  Kao Corp.                               4,349,027
   22,700  Keyence Corp.                           2,478,990
  107,000  Murata Manufacturing Co., Ltd.          3,482,317
   44,000  Rohm Co., Ltd.                          4,534,606
  264,000  Shiseido Co., Ltd.                      3,009,069
  146,200  Sony Corp.                             12,635,351
  365,000  Takeda Chemical Industries, Ltd.        9,740,725
                                                ------------
                                                  63,094,228
                                                ------------

           Malaysia - 0.22%
  349,000  Hume Industries, Berhad              $    262,365
1,181,200  Sime-Darby, Berhad                        813,983
                                                ------------
                                                   1,076,348
                                                ------------

           Mexico - 0.31%
  811,700  Grupo Financiero Banamex, Series B*     1,537,492
                                                ------------

           Netherlands - 9.60%
  181,762  ABN-Amro Holdings                       4,256,449
  283,495  Elsevier, NV                            4,281,749
  314,292  ING Groep, NV                          20,595,624
   91,525  Kloninklijke Ahold NV                   2,940,291
  129,160  Kloninklijke KPN NV                     4,975,391
   69,650  Kloninklijke Numico NV                  2,182,720
   88,380  Royal Dutch Petroleum                   4,904,565
  129,160  TNT Post Group NV*                      3,304,219
                                                ------------
                                                  47,441,008
                                                ------------

           Philippines - 0.20%
  748,130  San Miguel, Class B                       986,742
                                                ------------

           Portugal - 0.31%
   64,542  Electricidade De Portugal               1,501,318
                                                ------------

           Singapore - 2.04%
  673,000  City Developments, Ltd.                 1,885,199
  822,900  Development Bank of Singapore           4,566,240
  436,600  Fraser and Neave, Ltd., Ord             1,176,358
  367,233  Singapore Press                         2,462,748
                                                ------------
                                                  10,090,545
                                                ------------

           Spain - 1.80%
  315,620  Banco De Santander                      8,078,308
   17,350  Telefonica                                802,162
                                                ------------
                                                   8,880,470
                                                ------------

           Switzerland - 13.04%
    3,772  Alusuisse Lonza Holdings, REGD          4,792,530
    6,849  Nestle SA                              14,681,275
    8,971  Novartis AG                            14,952,654
      656  Roche Holdings AG                       6,452,566
    5,779  Schweiz Ruckverisch, REGD              14,639,268
   23,860  UBS AG, REGD                            8,886,641
                                                ------------
                                                  64,404,934
                                                ------------

           Thailand - 0.29%
1,155,000  Bangkok Bank Public Co., Ltd.           1,423,223
                                                ------------

           United Kingdom - 29.39%
  471,050  Barclays Bank, Plc                     13,590,930
1,285,150  B.A.T. Industries, Plc                 12,874,889
  517,000  Cable & Wireless, Plc                   6,284,350
  360,030  Cadbury Schweppes, Plc                  5,575,593
  666,040  Diageo, Plc                             7,895,817
  381,050  Glaxo Wellcome, Plc                    11,445,943



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued .  June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                      Value
   Shares                                           (Note 2)
--------------------------------------------------------------------------------
           United Kingdom (continued)
  541,850  Granada Group, Plc                   $  9,970,091
  209,360  Kingfisher, Plc                         3,373,335
  821,650  Ladbroke Group, Plc                     4,513,581
  728,650  Lloyds TSB Group, Plc                  10,201,416
  124,460  National Westminster, Plc               2,225,654
  753,900  Prudential Corp., Plc                   9,938,122
  588,300  Safeway, Plc                            3,855,467
  212,900  Scottish Power, Plc                     1,866,265
1,128,550  Shell Transportation & Trading, Plc     7,951,914
  379,700  Siebe, Plc                              7,588,801
  545,750  TI Group, Plc                           4,146,136
  905,650  Vodafone Group, Plc                    11,500,005
  242,650  Zeneca Group Ord                       10,420,527
                                                ------------
                                                 145,218,836
                                                ------------
           Total Common Stocks                   463,142,023
                                                ------------
           (Cost $367,118,184)

PREFERRED STOCK - 0.22%

  153,835  News Corp., Ltd. (Australia)         $  1,092,441
                                                ------------
           Total Preferred Stock                   1,092,441
                                                ------------
           (Cost $632,568)

INVESTMENT COMPANIES - 6.22%

7,499,118  Federated Investors                     7,499,118
10,217,477 ILA Prime Obligation Portfolio Fund,
 Class B                                          10,217,477
13,015,168 SSgA Prime Money Market Fund           13,015,168
                                                ------------
           Total Investment Companies             30,731,763
                                                ------------
           (Cost $30,731,763)

Total Investments - 100.18%                      494,966,227
(Cost $398,482,515)
Net Other Assets and Liabilities - (0.18)%          (887,549)
                                                ------------
Net Assets - 100.00%                            $494,078,678
                                                ------------


---------------------------------------------
*      Non income producing security.




--------------------------------------------------------------------------------
Industry Concentration of Common and Preferred Stocks
-----------------------------------------------------
       as Percentage of Net Assets:
       ----------------------------
Finance                               16.54%
Chemicals and Drugs                   14.96
Banking                                9.10
Telecommunications                     8.24
Durable Goods                          7.34
Electronics                            5.05
Consumer Goods and Services            4.98
Energy                                 4.66
Food and Beverage                      4.39
Business Services                      3.02
Transportation                         2.97
Utilities                              2.80
Tobacco                                2.61
Publishing                             2.12
Basic Materials                        1.98
Retail                                 1.28
Agriculture                            1.01
Leisure and Entertainment              0.91
                                      ------
Total                                 93.96%
                                      ======

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
                                                                           Unrealized
  Currency   Contracts To  Settlement    Contracts At     In Exchange     Appreciation
    Value      Deliver       Dates          Value         for U.S. $     (Depreciation)
  --------   ------------  ----------    ------------     -----------    --------------
 20,142,000      CHF         07/07/98     $13,308,614     $13,290,883      $   (17,731)
  7,542,000      CHF         07/31/98       4,996,569       5,114,607          118,038
  7,208,000      CHF         08/13/98       4,781,425       4,935,296          153,871
 10,865,000      DEM         07/17/98       6,031,886       6,065,427           33,541
  7,690,000      DEM         09/25/98       4,287,217       4,315,085           27,868
  3,594,000      GBP         07/27/98       5,991,917       5,968,376          (23,541)
697,645,000      JPY         07/13/98       5,054,751       5,432,103          377,352
669,603,000      JPY         08/18/98       4,878,569       5,049,796          171,227
647,730,000      JPY         08/28/98       4,725,985       4,765,524           39,539
665,622,000      JPY         09/16/98       4,869,934       4,671,033         (198,901)
                                          -----------     -----------      -----------
                                          $58,926,867     $59,608,130      $   681,263
                                          ===========     ===========      ===========


--------------------------------
CHF    Swiss Francs
DEM    Deutsche Marks
GBP    British Pounds
JPY    Japanese Yen




FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $398,482,515. Net unrealized appreciation (depreciation) aggregated $96,483,712, of which $126,550,124 related to appreciated investment securities and $(30,066,412) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $78,209,900 and $64,956,814 of non-governmental issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $31,307,212 and $32,910,960, respectively.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                      Value
   Shares                                                           (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.09%

           Finance - 19.24%
  123,000  American Express Co.                                  $   14,022,000
   75,350  American International Group, Inc.                        11,001,100
   42,700  Associates First Capital Corp.                             3,282,563
  172,700  BankAmerica Corp.                                         14,927,756
   67,400  Chase Manhattan Corp.                                      5,088,700
   94,350  Comerica, Inc.                                             6,250,688
  123,600  Conseco, Inc.                                              5,778,300
   92,000  Equitable Cos.                                             6,894,250
  166,000  Federal Home Loan Mortgage Corp.                           7,812,375
   76,500  Fifth Third Bancorp                                        4,819,500
  226,600  MBNA Corp.                                                 7,477,800
   21,300  Morgan (JP) & Co.                                          2,494,763
  100,700  Morgan Stanley, Dean Witter, Discover and Co.              9,201,463
   79,900  Norwest Corp.                                              2,986,263
   48,450  SouthTrust Corp.                                           2,107,575
  100,000  SunAmerica, Inc.                                           5,743,750
  310,800  Travelers Group, Inc.                                     18,842,250
                                                                 --------------
                                                                    128,731,096
                                                                 --------------

           Durable Goods - 13.14%
  214,300  BMC Software, Inc.*                                       11,130,206
  314,900  CBS Corp.                                                  9,998,075
   48,100  Cooper Cameron Corp.*                                      2,453,100
  211,900  General Electric Co.                                      19,282,900
  178,600  Ingersoll-Rand Co.                                         7,869,563
   92,600  Office Depot, Inc.*                                        2,922,688
  103,400  PeopleSoft, Inc.*                                          4,859,800
   97,300  Tellabs, Inc.*                                             6,969,112
  356,100  Tyco International, Ltd.                                  22,434,300
                                                                 --------------
                                                                     87,919,744
                                                                 --------------
           Retail - 12.75%
  198,800  Costco Cos., Inc.*                                        12,536,825
  361,700  CVS Corp.                                                 14,083,693
  201,400  Dayton-Hudson Corp.                                        9,767,900
   91,800  Home Depot, Inc.                                           7,625,138
   53,900  Meyer (Fred), Inc.*                                        2,290,750
  171,900  Safeway, Inc.*                                             6,994,181
  330,800  TJX Cos., Inc.                                             7,980,550
  186,800  Walgreen Co.                                               7,717,175
  268,800  Wal-Mart Stores, Inc.                                     16,329,600
                                                                 --------------
                                                                     85,325,812
                                                                 --------------

           Technology - 12.20%
   93,800  Cisco Systems*                                             8,635,462
  162,300  Computer Associates International, Inc                     9,017,794
  106,900  Compuware Corp.*                                           5,465,263
   41,900  Dell Computer Corp.*                                       3,888,844
  175,500  EMC Corp.*                                                 7,864,593
  176,600  Lucent Technologies, Inc.                                 14,690,913
  177,300  Microsoft Corp.*                                          19,214,888
  150,400  Parametric Technology Corp.*                               4,079,600
  116,300  Pitney Bowes, Inc.*                                        5,596,937
   37,000  Western Atlas, Inc.                                        3,140,375
                                                                 --------------
                                                                     81,594,669
                                                                 --------------

           Chemicals and Drugs - 11.77%
  115,300  Bristol-Myers Squibb Co.                                  13,252,293
   37,400  Clorox Co.                                                 3,567,024
  124,100  Lilly (Eli) & Co.                                          8,198,356
   51,500  Merck & Co., Inc.                                          6,888,125
  129,800  Pfizer, Inc.                                              14,107,638
   67,100  Quintiles Transnational Corp.*                             3,300,481
  133,700  Schering-Plough Corp.                                     12,250,262
  247,200  Warner-Lambert Co.                                        17,149,500
                                                                 --------------
                                                                     78,713,679
                                                                 --------------
           Communications - 7.80%
   39,800  AON Inc.                                                   4,218,800
   96,600  Airtouch Communications, Inc.*                             5,645,063
  153,900  AT&T Corp.                                                 8,791,538
   73,100  Northern Telecom Ltd.                                      4,148,425
  126,100  Sprint Corp.                                               8,890,050
  302,500  Tele-Communications, Inc., TCI Venture*                    6,068,906
  203,400  Tele-Communications, Inc. Class A, Liberty Media*          7,818,187
  135,700  WorldCom, Inc.                                             6,572,969
                                                                 --------------
                                                                     52,153,938
                                                                 --------------

           Consumer Products - 4.50%
   75,600  Colgate-Palmolive Co.                                      6,652,800
  108,600  Jones Apparel Group, Inc.*                                 3,970,687
   76,200  Lauder (Estee) Cos., Inc., Class A                         5,310,188
   22,100  McKesson Corp.                                             1,795,625
   72,600  Owens Illinois Inc.*                                       3,248,850
  100,000  Procter & Gamble Co.                                       9,106,250
                                                                 --------------
                                                                     30,084,400
                                                                 --------------

           Health Services - 3.26%
   60,500  Cardinal Health, Inc.                                      5,671,875
  293,000  HBO & Co.                                                 10,328,250
  218,800  HEALTHSOUTH Corp.*                                         5,839,225
                                                                 --------------
                                                                     21,839,350
                                                                 --------------

           Printing and Publishing - 3.04%
  195,900  Gannett Co., Inc.                                         13,921,145
   75,400  Time Warner, Inc.                                          6,441,988
                                                                 --------------
                                                                     20,363,133
                                                                 --------------

           Business Services - 2.10%
  394,500  Cendant Corp.*                                             8,235,187
   95,900  Interpublic Group of Companies, Inc.                       5,819,931
                                                                 --------------
                                                                     14,055,118
                                                                 --------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                               Value
Shares                                                       (Note 2)
--------------------------------------------------------------------------------
           Food and Beverage - 1.83%
  198,100  Coca-Cola Enterprises, Inc.                   $    7,775,425
   80,200  Sara Lee Corp.                                     4,486,187
                                                         --------------
                                                             12,261,612
                                                         --------------

           Hotels-Leisure - 1.77%
  211,800  Carnival Corp., Class A                            8,392,574
  106,100  Marriott International, Inc., Class A              3,434,988
                                                         --------------
                                                             11,827,562
                                                         --------------

           Energy - 1.13%
  106,000  Exxon Corp.                                        7,559,125
                                                         --------------

           Building and Construction - 0.92%
  101,900  Masco Corp.                                        6,164,950
                                                         --------------

           Aerospace/Airlines - 0.82%
   66,100  AMR*                                               5,502,825
                                                         --------------

           Utilities - 0.82%
  111,100  USA Waste Services, Inc.*                          5,485,563
                                                         --------------
           Total Common Stocks                              649,582,576
                                                         --------------
           Cost ($464,531,741)

Par Value
---------

U.S. GOVERNMENT OBLIGATIONS - 0.60%

           U.S. Treasury Notes - 0.60%
$2,000,000 6.75%, 05/31/99                                    2,021,250
 1,000,000 6.88%, 07/31/99                                    1,013,750
 1,000,000 5.63%, 12/31/99                                    1,001,250
                                                         --------------
           Total U.S. Government Obligations                  4,036,250
                                                         --------------
           Cost ($4,043,906)

CORPORATE BOND - 0.15%

$1,000,000 Associates Corp. of North America
           6.38%, 08/15/99                                    1,003,724
                                                         --------------
           Total Corporate Bond                               1,003,724
                                                         --------------
           Cost ($1,006,090)

COMMERCIAL PAPER (A) - 0.93%

 3,200,000 BBL North America, Inc.
           6.32%, 07/01/98                                    3,200,000
 3,000,000 Republic Industrial Funding
           5.58%, 07/13/98                                    2,994,420
                                                         --------------
           Total Commerical Paper                             6,194,420
                                                         --------------
           Cost ($6,194,420)

Shares
------

INVESTMENT COMPANIES - 1.00%

     4,145 ILA Prime Obligation Portfolio Fund, Class B           4,145
 6,712,003 SSgA Prime Money Market Fund                       6,712,003
                                                         --------------
           Total Investment Companies                         6,716,148
                                                         --------------
           Cost ($6,716,148)

Total Investments - 99.77%                                  667,533,118
                                                         --------------
Cost ($482,492,305)

Net Assets and Other Liabilities - 0.23%                      1,538,727
                                                         --------------
Net Assets - 100.00%                                       $669,071,845
                                                         ==============



---------------------------------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.




FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $482,492,305. Net unrealized appreciation (depreciation) aggregated $185,040,813 of which $194,269,716 related to appreciated investment securities and $(9,228,903) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $5,885,274.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $271,699,399 and $211,241,951 of non-governmental issuers, respectively, and $20,352,537 and $8,100,508 of U.S. Government and Agency issuers, respectively.


                       See Notes to Financial Statements.
                                                                            F-15

--------------------------------------------------------------------------------
                         SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                               Value
   Shares                                                    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 90.79%

           Consumer Products - 12.78%
    9,200  Budget Group, Inc., Class A*                  $      293,825
    2,600  Bandag, Inc.                                         101,400
    6,100  Crown Cork & Seal, Inc.                              289,750
    3,800  Office Depot, Inc.*                                  119,938
    6,000  Philip Morris Cos., Inc.                             236,250
    3,400  Warnaco Group, Class A                               144,288
                                                         --------------
                                                              1,185,451
                                                         --------------

           Durable Goods - 12.01%
    4,600  Adobe Systems, Inc.                                  195,213
    2,800  Cooper Industries, Inc.                              153,825
    3,000  Lear Corp.*                                          153,938
    4,700  Millipore Corp.                                      128,075
    7,500  Raychem Corp. Del                                    221,719
    6,300  Trinity Industries, Inc.                             261,450
                                                         --------------
                                                              1,114,220
                                                         --------------

           Business Services - 11.93%
    7,700  Electronic Data Systems Co.                          308,000
    6,000  Equifax, Inc.                                        217,875
    3,000  Reuters Group Plc, Sponsored ADR                     205,500
    6,300  Sabre Group Holding, Inc.                            239,400
    5,700  Wallace Computer Services, Inc.                      135,375
                                                         --------------
                                                              1,106,150
                                                         --------------

           Energy - 10.85%
    3,400  Barrett Resources Corp.*                             127,288
    4,200  Camco International, Inc.                            327,075
   11,000  R & B Falcon Corp.*                                  248,875
    6,800  Transocean Offshore, Inc.                            302,600
                                                         --------------
                                                              1,005,838
                                                         --------------

           Technology - 10.05%
    7,600  Communications Satellite Corp.                       215,175
   18,500  Novell, Inc.*                                        235,875
    6,000  Sun Microsystems, Inc.*                              260,625
   12,290  Vishay International, Inc.*                          220,452
                                                         --------------
                                                                932,127
                                                         --------------

           Finance - 7.64%
    6,800  Everest Reinsurance Holdings, Inc.                   261,375
   10,400  HCC Insurance Holdings, Inc.                         228,800
    9,100  Pacific Century Financial Corp.                      218,400
                                                         --------------
                                                                708,575
                                                         --------------

           Retail - 7.50%
       76  Abercrombie & Fitch Co.*                               3,344
   12,500  Eagle Hardware & Garden, Inc.*                       289,062
    5,600  Limited, Inc.                                        185,500
    5,000  Neiman Marcus Group*                                 217,187
                                                         --------------
                                                                695,093
                                                         --------------

           Chemicals and Drugs - 5.29%
    8,600  Mallinckrodt, Inc.                                   255,313
    6,400  St. Jude Medical, Inc.*                              235,600
                                                         --------------
                                                                490,913
                                                         --------------

           Healthcare - 3.25%
   11,800  Genzyme Corp.                                        301,637
                                                         --------------

           Metal and Mining - 2.89%
   15,300  De Beers Consolidated Mines, ADR                     267,750
                                                         --------------

           Building and Construction - 2.20%
    5,000  Owens Corning                                        204,062
                                                         --------------

           Utilities - 1.97%
   12,500  Western Gas Resources, Inc.                          182,812
                                                         --------------

           Food Services - 1.61%
    9,400  Darden Restaurants, Inc.                             149,224
                                                         --------------

           Industrial Services - 0.82%
   18,400  Philip Services Corp.*                                75,900
                                                         --------------
           Total Common Stocks                                8,419,752
                                                         --------------
           (Cost $8,507,800)

Par Value
---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 8.08%

           Federal National Mortgage Association - 8.08%
$ 750,000  5.44%, 07/06/98                                      749,433
                                                         --------------
           Total U.S. Government
           Agency Obligations                                   749,433
                                                         --------------
           (Cost $749,433)

Total Investment - 98.87%                                     9,169,185
                                                         --------------
(Cost $9,257,233)
Net Other Assets and Liabilities - 1.13%                        104,777
                                                         --------------
Net Assets - 100.00%                                     $    9,273,962
                                                         ==============


-------------------------------------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.

ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $9,257,233. Net unrealized appreciation (depreciation) aggregated $(88,048) of which $603,899 related to appreciated investment securities and $(691,947) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $8,940,757 and $383,871 of non-governmental issuers, respectively.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                               Value
   Shares                                                    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.08%

           Durable Goods - 21.22%
   10,700  Advanced Fibre Communications, Inc.*          $      428,670
  136,200  Ameritech Corp.                                    6,111,975
   14,500  Arrow Electronics, Inc.*                             315,375
   13,100  Arterial Vascular Engineer, Inc.*                    468,325
   10,900  At Home Corp.*                                       515,706
   11,700  Bell Atlantic Corp.                                  533,812
  209,700  BMC Software, Inc.*                               10,891,294
    6,400  Broadcom Corp., Class A*                             471,200
  339,000  Case Corp.                                        16,356,750
    8,400  Caterpillar, Inc.                                    444,150
   11,400  Cellular Communication International, Inc.*          568,575
   61,900  CIENA Corp.*                                       4,309,788
   17,000  Computer Horizons Corp.*                             630,062
    8,800  Compuware Corp.*                                     449,900
  231,700  Cummins Engine Co., Inc.                          11,874,625
    3,800  Eaton Corp.                                          295,450
  397,100  Ford Motor Co.                                    23,428,900
  268,800  General Motors Corp.                              17,959,200
   32,836  Globalstar Telecommunication*                        886,572
  107,500  Goodyear Tire & Rubber Co.                         6,927,010
   10,700  Heftel Broadcasting Corp., Class A*                  478,825
    7,400  Iridium World Commns, Ltd.*                          393,588
    7,600  Kennametal, Inc.                                     317,300
    5,300  Level 3 Communications, Inc.*                        392,200
   61,900  Lockheed Martin Corp.                              6,553,662
  130,600  LucasVarity Plc, ADR                               5,199,512
   19,800  Mapics, Inc.*                                        389,812
  193,100  MCI Communications Corp.                          11,223,938
   11,000  Nextlink Communications, Class A*                    416,625
   75,300  Northern Telecom, Ltd.                             4,273,275
   42,600  Orange, Plc*                                         451,671
   21,100  Paging Network, Inc.*                                295,400
   11,950  Parker-Hannifin Corp.                                455,595
   65,100  PPG Industries, Inc.                               4,528,520
   22,561  Qwest Communications International, Inc.*            786,827
       14  Raytheon Co., Class A*                                   807
  186,800  SBC Communications                                 7,472,000
  113,200  Sprint Corp.                                       7,980,600
    8,600  Standard Register Co.                                304,225
   21,400  Stratus Computer, Inc.*                              543,025
    8,200  Tecumseh Products Co., Class A                       433,062
   85,900  Tellabs, Inc.*                                     6,152,588
   65,600  Textron, Inc.                                      4,702,700
    7,300  Uniphase Corp.*                                      458,302
    7,900  United Video Satellite Group I*                      313,038
   16,100  Western Wireless Corp., Class A*                     320,994
  200,689  WorldCom, Inc.*                                    9,720,872
                                                         --------------
                                                            178,426,302
                                                         --------------

           Finance - 15.51%
   70,890  Allstate Corp.                                     6,490,866
  117,700  Ambac, Inc.                                        6,885,450
   42,100  American Express Co.                               4,799,400
   10,100  American General Corp.                               718,994
    4,000  AMVESCAP Plc, Sponsored ADR*                         196,500
   15,100  AON Corp.                                          1,060,775
       11  Associates First Capital Corp.                           875
    9,900  Banc One Corp.                                       552,544
   24,600  BankAmerica Corp.                                  2,126,363
  109,200  BankBoston Corp.                                   6,074,250
   41,000  Bear Stearns Cos., Inc.                            2,331,875
  153,400  Chase Manhattan Corp.                             11,581,700
    3,600  Chubb Corp.                                          289,350
   13,700  CIGNA Corp.                                          945,300
   62,100  Citicorp                                           9,268,425
    2,500  Crestar Financial Corp.                              136,406
  207,100  Everest Reinsurance Holdings, Inc.                 7,960,406
   88,400  EXEL, Ltd.                                         6,878,625
    9,400  Finova Group (The), Inc.                             532,275
  161,980  First Union Corp.                                  9,435,335
   61,300  Green Tree Financial Corp.                         2,624,406
  109,600  Hartford Financial Services Group, Inc.           12,535,500
  198,400  Lincare Holding, Inc.*                             8,345,200
  112,800  NationsBank Corp.                                  8,629,200
   18,350  Old Republic International Corp.                     537,884
    7,400  Providian Financial Corp.                            581,362
   11,300  Reliastar Financial Corp.                            542,400
    9,200  Republic New York Corp.                              579,025
   15,899  Security Capital Industrial Trust, REIT*             397,475
   21,900  Sirrom Capital Corp.                                 569,400
  181,250  SLM Holding Corp.                                  8,881,250
    6,100  State Street Corp.                                   423,950
   13,600  Tel-Save Holdings, Inc.*                             200,600
    6,100  TransAtlantic Holdings, Inc.                         471,605
  150,800  Travelers Property and Casualty Group, Class A     6,465,550
    8,900  Washington Mutual Savings Bank                       386,595
                                                         --------------
                                                            130,437,116
                                                         --------------

           Chemicals and Drugs - 10.78%
  123,500  Air Products & Chemicals, Inc.                     4,940,000
  156,300  American Home Products Corp.                       8,088,525
  155,400  Baxter International, Inc.                         8,362,462
   16,300  Beckman Coulter, Inc.                                949,475
   58,480  Bristol-Myers Squibb Co.                           6,721,545
   12,900  Cabot Corp.                                          416,831
    5,300  Dow Chemical Co.                                     512,445
  110,700  Du Pont (E.I.) DeNemours & Co.                     8,260,988
  102,100  FMC Corp.*                                         6,961,945
  227,300  Grace (W.R.) & Co.*                                3,878,306
    8,000  Great Lakes Chemical Corp.                           315,500
   15,200  HBO & Co.                                            535,800
  178,730  Health Management Associates, Inc.*                5,976,284
  167,100  HEALTHSOUTH Corp.*                                 4,459,481
    7,800  Lauder (Estee) Co., Inc.                             543,563
    8,100  Lubrizol Corp.                                       252,113
   16,800  Mallinckrodt, Inc.                                   498,750



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                Value
   Shares                                                     (Note 2)
--------------------------------------------------------------------------------
           Chemicals and Drugs (continued)
   17,900  Maxicare Health Plans, Inc.*                  $      120,825
   53,300  Merck & Co, Inc.                                   7,128,875
   64,300  Mylan Labs                                         1,933,019
    2,500  Octel Corp.*                                          49,688
   82,900  Praxair                                            3,880,756
    9,600  Rexall Sundown, Inc.*                                338,400
   52,400  Rohm & Haas Co.                                    5,446,325
  168,300  Solutia, Inc.                                      4,828,106
  168,900  Tenet Healthcare Corp.*                            5,278,125
                                                         --------------
                                                             90,678,132
                                                         --------------

           Technology - 7.87%
   10,200  Accelr8 Technology Corp.*                            124,950
   94,600  Airtouch Communications, Inc.                      5,528,188
   15,100  Apple Computer, Inc.*                                433,181
  111,100  Compaq Computer Corp.                              3,152,463
   10,200  Computer Sciences Corp.*                             652,800
  112,700  Intel Corp.                                        8,353,888
    8,400  Intermedia Communications, Inc.*                     352,275
    7,000  Linear Technology Corp.                              422,188
  176,000  Micron Technology, Inc.*                           4,367,000
  295,500  Microsoft Corp.*                                  32,024,813
  207,268  Networks Associates, Inc.*                         9,922,956
   26,300  Rational Software*                                   401,075
    8,200  Sapient Corp.*                                       432,550
                                                         --------------
                                                             66,168,327
                                                         --------------

           Energy - 7.12%
    3,300  Anadarko Petroleum Co.                               221,719
   60,900  Atlantic Richfield Co.                             4,757,813
   91,400  British Petroleum Co. Plc, Sponsored ADR           8,066,050
    6,100  Burlington Resources, Inc.                           262,681
  127,300  Coastal Corp.                                      8,887,131
   62,250  Columbia Energy Group                              3,462,656
   49,400  Diamond Offshore Drilling, Inc.                    1,976,000
   54,700  EEX Corp.*                                           512,813
    9,300  McDermott (J. Ray) SA*                               385,950
   57,600  Mobil Corp.                                        4,413,600
  199,400  Nabors Industries, Inc.*                           3,950,613
   18,500  Ocean Energy, Inc.*                                  361,906
  123,500  Phillips Petroleum Co.                             5,951,156
   56,900  Schlumberger Ltd.                                  3,886,981
   66,100  Texaco, Inc.                                       3,945,344
   14,100  Ultramar Diamond Shamrock Corp.                      445,031
  115,700  USX-Marathon Group                                 3,969,956
  146,900  YPF Sociedad Anonima, Class D, Sponsored ADR       4,416,181
                                                         --------------
                                                             59,873,581
                                                         --------------

           Consumer Products - 6.80%
  124,800  Anheuser-Busch Cos., Inc.                          5,889,000
  100,400  Applied Materials, Inc.*                           2,961,800
    8,600  Beringer Wine Estates, Class B*                      378,938
   71,400  Bowater, Inc.*                                     3,373,650
    8,500  Cablevision Systems Corp., Class A*                  709,750
   12,400  Cintas Corp.                                         632,400
   69,600  Clear Channel Communications, Inc.*                7,595,100
  105,900  Coca-Cola Entrerprises, Inc.                       4,156,575
  243,300  CompUSA, Inc.*                                     4,394,606
  127,200  Dial Corp.                                         3,299,250
   15,700  Dillards, Inc., Class A                              650,569
   10,400  Friendly Ice Cream Corp.*                            175,500
   12,300  GEAC Computer Corp., Ltd.*                           409,848
   23,500  Imax Corp.*                                          536,094
   14,000  IMC Global, Inc.                                     421,750
    9,700  Jacor Communications, Inc.*                          572,300
   17,600  Metro-Goldwyn-Mayer, Inc.*                           387,200
  248,600  Office Depot, Inc.*                                7,846,438
  102,000  PepsiCo, Inc.                                      4,201,125
   11,800  Russell Corp.                                        356,213
    7,400  TRW, Inc.                                            404,225
   10,600  Tupperware Corp.                                     298,125
  173,400  York International Corp.                           7,553,738
                                                         --------------
                                                             57,204,194
                                                         --------------

           Retail - 4.23%
   18,700  Borders Group, Inc.*                                 691,900
   76,800  Consolidated Stores Corp.*                         2,784,000
  247,400  CVS Corp.                                          9,633,138
   20,200  Federated Department Store*                        1,087,013
    7,000  K & G Men's Center, Inc.*                            158,375
   14,100  Koninklijke Ahold NV, Sponsored ADR                  451,200
  104,100  Polo Ralph Lauren Corp.*                           2,914,800
  113,700  Ross Stores                                        4,889,100
   16,400  Sears Roebuck & Co.                                1,001,425
   21,800  Toys `R' Us, Inc.*                                   513,663
   22,600  Venator Group, Inc.*                                 432,225
  181,700  Wal-Mart Stores, Inc.                             11,038,275
                                                         --------------
                                                             35,595,114
                                                         --------------

           Computer Equipment and Technology - 3.83%
   29,750  3Com Corp.*                                          912,953
   13,000  Burr Brown Corp.*                                    273,000
  117,250  Cisco Systems, Inc.*                              10,794,328
  147,900  General Instrument Corp.*                          4,021,030
  129,900  Harnischfeger Industries, Inc.                     3,677,794
   65,700  International Business Machines Corp.              7,543,180
   49,000  Xerox Corp.                                        4,979,625
                                                         --------------
                                                             32,201,910
                                                         --------------

           Consumer Staples - 3.70%
   10,500  Danaher Corp.                                        385,219
   89,400  General Mills, Inc.                                6,112,725
   16,000  IBP, Inc.                                            290,000
  417,900  Philip Morris Cos., Inc.                          16,454,812
  289,500  RJR Nabisco Holdings Corp.                         6,875,625
    6,600  Springs Industries, Inc.                             304,425
   14,100  VF Corp.                                             725,269
                                                         --------------
                                                             31,148,075
                                                         --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                      Value
   Shares                                           (Note 2)
--------------------------------------------------------------------------------
           Building and Construction - 2.98%
  125,800  Aeroquip-Vickers, Inc.                        $    7,343,575
   78,400  Champion International Corp.                       3,856,300
  118,200  Loews Corp.                                       10,298,175
   87,300  Owens Corning                                      3,562,930
        1  Sealed Air Corp.*                                         37
                                                         --------------
                                                             25,061,017
                                                         --------------

           Broadcasting - 2.41%
   10,250  Comcast Corp., Special, Class A                      416,085
    4,100  Scripps (E.W.), Class A                              224,730
  206,262  Tele-Communication, Inc., Class A*                 7,928,195
  177,948  Tele-Communications, Inc., TCI Group*              3,570,082
  199,427  Tele-Com Liberty Media Group, Series A*            7,740,260
   10,300  Univision Communications, Inc.*                      383,675
                                                         --------------
                                                             20,263,027
                                                         --------------

           Aerospace-Airlines - 2.10%
   56,500  AMR Corp.*                                         4,703,625
    7,800  Gulfstream Aerospace Corp.*                          362,700
    5,900  Orbital Sciences Corp.                               220,513
  133,900  United Technologies Corp.                         12,385,750
                                                         --------------
                                                             17,672,588
                                                         --------------

           Business Services - 1.72%
   22,350  Concord EFS, Inc.*                                   583,894
   13,500  Diamond Tech Partners, Inc.*                         408,375
   15,275  FiServ, Inc.*                                        648,710
   29,700  Olsten Corp.                                         332,269
    6,000  Republic Services, Inc., Class A*                    144,000
   16,400  Stewart Enterprises, Inc., Class A                   436,650
   14,000  Servicemaster Co.                                    532,875
   11,600  USA Waste Services, Inc.*                            572,750
  308,200  Waste Management, Inc.                            10,787,000
                                                         --------------
                                                             14,446,523
                                                         --------------

           Consumer Services - 1.08%
  190,700  Service Corp. International                        8,176,263
   21,700  United Rentals, Inc.*                                911,400
                                                         --------------
                                                              9,087,663
                                                         --------------

           Utilities - 0.89%
  243,500  Allied Waste Industries, Inc.*                     5,844,000
    9,700  American Disposal Services, Inc.*                    454,688
    5,162  Duke Power Co.                                       305,846
   11,000  Entergy Corp.                                        316,250
   15,000  GPU, Inc.                                            567,188
                                                         --------------
                                                              7,487,972
                                                         --------------

           Electronics - 0.52%
    4,600  AvNet, Inc.*                                         251,563
   21,500  Onix Systems, Inc.*                                  276,813
   86,500  SCI Systems, Inc.*                                 3,254,563
   16,250  Tektronix, Inc.                                      574,844
                                                         --------------
                                                              4,357,783
                                                         --------------

           Metals and Mining - 0.33%
   16,300  Inland Steel Industries, Inc.                   $    459,456
  103,500  R & B Falcon Corp.*                                2,341,688
                                                         --------------
                                                              2,801,144
                                                         --------------

           Entertainment - 0.30%
   21,700  AMF Bowling, Inc.*                                   629,300
   28,300  Cinar Films, Inc. Sub Voting Shares*                 551,850
    8,000  Premier Parks, Inc.*                                 530,000
    6,100  SFX Entertainment, Inc., Class A*                    279,838
   13,500  Trans World Entertaiment Co.*                        582,188
                                                         --------------
                                                              2,573,176
                                                         --------------

           Health Services - 0.29%
   42,200  ColumbiaHCA Healthcare Corp.                       1,229,075
   24,750  Foundation Health Systems*                           652,780
   22,700  Orthodontic Centers of America*                      475,280
   10,500  Vencor, Inc.*                                         76,125
                                                         --------------
                                                              2,433,260
                                                         --------------

           Transportation - 0.15%
    9,100  CSX Corp.                                            414,050
    6,700  Delta Air Lines, Inc.                                865,975
                                                         --------------
                                                              1,280,025
                                                         --------------

           Food Service - 0.10%
   10,100  Aurora Foods, Inc.*                                  213,362
    6,300  Earthgrains Co.*                                     352,012
    5,300  Suiza Foods Corp.*                                   316,344
                                                         --------------
                                                                881,718
                                                         --------------

           Advertising - 0.07%
   19,013  Outdoor Systems, Inc.*                               532,350
    2,800  Young & Rubicam, Inc.*                                89,600
                                                         --------------
                                                                621,950
                                                         --------------

           Printing and Publishing - 0.03%
   10,400  Mail-Well, Inc.*                                     225,550
                                                         --------------

           Paper and Plastic - 0.03%
   22,200  Earthshell Corp.*                                    216,450
                                                         --------------

           Real Estate - 0.02%
   10,500  Ventas, Inc.*                                        145,031
                                                         --------------
           Total Common Stocks                              791,287,628
                                                         --------------
           (Cost $618,884,762)


PREFERED STOCKS - 2.09%

  337,500  Loral Space & Communication*                       9,534,375
  285,800  News Corp., Ltd., Sponsored ADR                    8,073,850
        1  Sealed Air Corp.                                          21
                                                         --------------
           Total Prefered Stocks                             17,608,246
                                                         --------------
           (Cost $13,959,488)



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Par Value                                                         (Note 2)
--------------------------------------------------------------------------------


CORPORATE NOTES AND BONDS - 0.89%

$  2,500,000   Asset Backed Capital, Ltd., MTN
               5.68%, 09/23/98                                   $    2,499,750
   1,500,000   Heller Financial, Inc., Series G, MTN
               5.98%, 09/03/99                                        1,500,621
   2,000,000   Paine Webber Group, Inc., Series C,
               Senior MTN
               5.76% 03/10/99                                         2,001,116
   1,500,000   NationsBank of North America
               5.87%, 06/21/99                                        1,499,820
                                                                 --------------
               Total Corporate Notes and Bonds                        7,501,307
               (Cost $7,499,384)                                 --------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.60%

               U.S. Treasury Note - 0.30%
   1,000,000   6.88%, 07/31/99                                        1,013,750
      60,000   5.88%, 08/31/99                                           60,206
   1,300,000   6.00%, 08/15/00                                        1,312,188
     175,000   5.75%, 08/15/03                                          176,859
                                                                 --------------
                                                                      2,563,003
                                                                 --------------

               Federal Home Loan Bank - 0.30%
   2,500,000   6.07%, 01/17/01                                        2,494,620
                                                                 --------------
               Total U.S. Government and
               Agency Obligations                                     5,057,623
               (Cost $5,053,336)                                 --------------

ASSET-BACKED SECURITIES - 0.47%

   1,576,031   Green Tree Lease Finance, LLC,
               Series 1997-1, Class A1
               5.91%, 01/20/99                                        1,577,197
     370,751   WFS Financial Owner Trust,
               Series 1997-1, Class A2
               5.71%, 09/20/98                                          370,811
   2,000,000   WFS Financial Owner Trust,
               Series 1998-B, Class A1
               5.66%, 07/20/99                                        2,000,000
                                                                 --------------
               Total Asset-Backed Securities                          3,948,008
               (Cost $3,946,782)                                 --------------

COMMERICAL PAPER (A) - 1.76%

   6,800,000   BBL North America
               6.32%, 07/01/98                                        6,800,000
   2,054,000   Budget Funding
               5.60%, 07/08/98                                        2,051,763
   4,000,000   Donaldson, Lufkin & Jenrette
               5.66%, 08/12/98                                        3,973,587
   2,000,000   Paine Webber Group, Inc.
               5.62%, 08/18/98                                        1,985,013
                                                                 --------------
               Total Commercial Paper                                14,810,363
               (Cost $14,810,363)                                --------------

Shares
------

INVESTMENT COMPANY - 0.01%

       8,092   SSgA Prime Money Market Fund                               8,092
                                                                 --------------
               Total Investment Company                                   8,092
               (Cost $8,092)                                     --------------

Total Investments - 99.90%                                          840,221,267
(Cost $664,162,207)                                              --------------

Net Other Assets and Liabilities - 0.10%                                836,094
                                                                 --------------
Net Assets - 100.00%                                             $  841,057,361
                                                                 ==============


------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
MTN    Medium Term Note
REIT   Real Estate Investment Trust


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $664,162,207. Net unrealized appreciation (depreciation) aggregated $176,059,060, of which $201,349,039 related to appreciated investment securities and ($25,289,979) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $5,864,170.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $341,057,622 and $306,906,476 of non-governmental issuers, respectively, and $8,580,750 and $20,510,864 of U.S. Government and Agency issuers, respectively.




                      See Notes to Financial Statements.
--------------------------------------------------------                    F-21

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 98.98%

               Finance - 17.88%
       6,385   Aetna, Inc.                                       $      486,058
       4,800   Ahmanson (H.F.) & Co.                                    340,800
      18,569   Allstate Corp.                                         1,700,224
      20,000   American Express Co.                                   2,280,000
      10,917   American General Corp.                                   777,154
      30,200   American International Group, Inc.                     4,409,200
       7,300   AON Corp.                                                512,825
      14,895   Associates First Capital Corp.                         1,145,021
      30,284   Banc One Corp.                                         1,690,226
      16,300   Bank of New York Co., Inc.                               989,206
      29,904   BankAmerica Corp.                                      2,584,827
      12,600   BankBoston Corp.                                         700,875
       4,300   Bankers Trust New York Corp.                             499,069
       6,200   BB&T Corp.                                               419,275
       1,081   Bear Stearns Cos., Inc.                                   61,482
       2,400   Beneficial Corp.                                         367,650
       1,979   Capital One Financial Corp.                              245,767
      36,352   Chase Manhattan Corp.                                  2,744,576
       7,400   Chubb Corp.                                              594,775
       9,500   CIGNA Corp.                                              655,500
       7,000   Cincinnati Financial Corp.                               268,625
      19,800   Citicorp                                               2,955,150
       6,850   Comerica, Inc.                                           453,813
       8,100   Conseco, Inc.                                            378,675
       4,700   Countrywide Credit Industries, Inc.                      238,525
      30,000   Federal Home Loan Mortgage Corp.                       1,411,875
      45,800   Federal National Mortgage Association                  2,782,350
      10,075   Fifth Third Bancorp                                      634,725
      12,558   First Chicago NBD Corp.                                1,112,953
      41,696   First Union Corp.                                      2,428,792
      11,855   Fleet Financial Group, Inc.                              989,893
      10,830   Franklin Resources Inc.                                  584,820
       3,500   General Re Corp.                                         887,250
       2,500   Golden West Financial Corp.                              265,781
       5,900   Green Tree Financial Corp.                               252,594
       5,100   Hartford Financial Services Group, Inc                   583,313
      13,900   Household International, Inc.                            691,525
       7,000   Humana, Inc.                                             218,313
       8,100   Huntington Bancshares, Inc.                              271,350
       4,500   Jefferson-Pilot Corp.                                    260,719
      18,800   KeyCorp                                                  669,750
       4,400   Lehman Brothers Holdings Inc.                            341,275
       4,400   Lincoln National Corp.                                   402,050
      10,950   Marsh & McLennan Cos., Inc.                              661,791
       4,200   MBIA, Inc.                                               314,475
      21,612   MBNA Corp.                                               713,196
      10,900   Mellon Bank Corp.                                        758,913
       5,600   Mercantile Bankorp Inc.                                  282,100
      14,400   Merrill Lynch & Co., Inc.                              1,328,400
       4,900   MGIC Investment Corp.                                    279,606
      25,617   Morgan Stanley, Dean Witter, Discover                  2,340,753
       7,700   Morgan (J.P.) & Co., Inc.                                901,863
      14,200   National City Corp.                                    1,008,200
      40,462   NationsBank Corp.                                      3,095,343
       2,000   NICOR, Inc.                                               80,250
       4,900   Northern Trust Corp.                                     373,625
      32,500   Norwest Corp.                                          1,214,688
      13,100   PNC Bank Corp.                                           704,944
       3,100   Progressive Corp.                                        437,100
       4,100   Providian Financial Corp.                                322,106
       4,800   Republic New York Corp.                                  302,100
       6,000   SAFECO Corp.                                             272,625
      11,300   Schwab (Charles) Corp.                                   367,250
       7,357   SLM Holding Corp.                                        360,493
       6,900   State Street Corp.                                       479,550
      10,000   St. Paul Cos., Inc.                                      420,625
       7,500   Summit Bankcorp                                          356,250
       4,000   Sun Co., Inc.                                            155,250
       8,450   SunAmerica, Inc.                                         485,347
       9,200   SunTrust Banks, Inc.                                     748,075
      11,300   Synovus Financial Corp.                                  268,375
       6,100   Torchmark Corp.                                          279,075
       2,800   TransAmerica Corp.                                       322,350
      49,360   Travelers Group, Inc.                                  2,992,450
       5,900   UNUM Corp.                                               327,450
       7,900   UST, Inc.                                                213,300
      31,650   U.S. Bancorp                                           1,360,950
       9,000   Wachovia Corp.                                           760,500
      16,675   Washington Mutual, Inc.                                  724,320
       3,733   Wells Fargo & Co.                                      1,377,477
                                                                 --------------
                                                                     69,679,791
                                                                 --------------

               Durable Goods - 15.50%
       3,000   Adobe Systems, Inc.                                      127,313
      24,200   AlliedSignal, Inc.                                     1,073,875
       7,800   Alltel Corp.                                             362,700
      47,100   Ameritech Corp.                                        2,113,613
       9,400   AMP, Inc.                                                323,125
       1,800   Armstrong World Industries, Inc.                         121,275
       4,500   Avery-Dennison Corp.                                     241,875
       7,300   Baker Hughes, Inc.                                       252,306
       9,300   Bay Networks, Inc.*                                      299,925
      43,038   Boeing Co.                                             1,917,881
       3,300   Case Corp.                                               159,225
      16,000   Caterpillar, Inc.                                        846,000
      30,500   CBS Corp.                                                968,375
      28,000   Chrysler Corp.                                         1,578,500
       5,300   Cooper Industries, Inc.                                  291,169
       3,200   Cooper Tire & Rubber Co.                                  66,000
       1,900   Crane Co.                                                 92,269
       1,700   Cummins Engine Co., Inc.                                  87,125
       4,600   Dana Corp.                                               246,100
      10,800   Deere & Co.                                              571,050
      28,200   Dell Computer Corp.*                                   2,617,313
       8,350   Dominion Resources, Inc.                                 340,263
       4,900   DSC Communications Corp.*                                147,000
       3,200   Eaton Corp.                                              248,800
       2,700   Echlin, Inc.                                             132,469
       1,900   EG & G, Inc.                                              57,000
      19,200   Emerson Electric Co.                                   1,158,000
       1,600   Fleetwood Enterprises, Inc.                               64,000
      51,800   Ford Motor Co.                                         3,056,200




                      See Notes to Financial Statements.
F-22                  ----------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
   Shares                                                           (Note 2)
--------------------------------------------------------------------------------


               Durable Goods (continued)
       6,900   Frontier Corp.                                    $      217,350
       6,630   Gateway 2000*                                            335,644
     141,000   General Electric Co.                                  12,831,000
       6,300   General Instrument Corp.*                                171,281
      30,600   General Motors Corp.                                   2,044,463
       1,900   General Signal Corp.                                      68,400
       7,650   Genuine Parts Co.                                        264,403
       3,000   Goodrich (B.F.) Co.                                      148,875
       6,800   Goodyear Tire & Rubber Co.                               438,175
       4,200   Grainger (W.W.), Inc.                                    209,213
       3,400   Harris Corp.                                             151,938
       2,000   Helmerich & Payne, Inc.                                   44,500
      44,800   Hewlett-Packard Co.                                    2,682,400
      10,800   Illinois Tool Works, Inc.                                720,225
       7,200   Ingersoll-Rand Co.                                       317,250
      70,600   Intel Corp.                                            5,233,225
       3,600   Johnson Controls, Inc.                                   205,425
       3,600   Kla-Tencor Corp.*                                         99,675
       8,441   Lockheed Martin Corp.                                    893,691
       2,600   McDermott International, Inc.                             89,538
      30,100   MCI Communications Corporation                         1,749,563
       1,900   Millipore Corp.                                           51,775
       3,700   Moore Corp., Ltd.                                         49,025
      25,800   Motorola, Inc.                                         1,356,113
       1,900   National Service Industries, Inc.                         96,663
      22,400   Northern Telecom, Ltd.                                 1,271,200
       2,900   Northrop Grumman Corp.                                   299,063
       3,380   PACCAR, Inc.                                             176,605
       5,200   Pall Corp.                                               106,600
       4,775   Parker-Hannifin Corp.                                    182,047
       2,600   Pep Boys-Manny, Moe & Jack                                49,238
       2,100   Perkin-Elmer Corp.                                       130,594
      10,500   Pioneer Hi-Bred International, Inc.                      434,438
       3,600   Raychem Corp.                                            106,425
      14,700   Raytheon Co., Class B*                                   869,138
       8,700   Rockwell International Corp.                             418,144
       3,700   Rowan Cos., Inc.*                                         71,919
       3,300   Ryder System, Inc.                                       104,156
       3,400   Scientific-Atlanta, Inc.                                  86,275
      18,600   Sprint Corp.                                           1,311,300
       4,400   Tandy Corp.                                              233,475
       7,800   Tellabs, Inc.*                                           558,675
      16,800   Texas Instruments, Inc.                                  979,650
       7,100   Textron, Inc.                                            508,981
       6,800   Thermo Electron Corp.*                                   232,475
      10,700   Union Pacific Corp.                                      472,138
       4,000   US Airways Group, Inc.*                                  317,000
      14,000   Xerox Corp.                                            1,422,750
                                                                 --------------
                                                                     60,372,842
                                                                 --------------

               Chemicals and Drugs - 13.68%
      65,800   Abbott Laboratories                                    2,689,575
      10,200   Air Products & Chemicals, Inc.                           408,000
       2,300   Alberto-Culver Co., Class B                               66,700
       2,800   Allergan, Inc.                                           129,850
       3,600   ALZA Corp.*                                              155,700
      56,000   American Home Products Corp.                           2,898,000
      11,300   AMGEN, Inc.*                                             738,738
       5,800   Avon Products, Inc.                                      449,500
       2,300   Bausch & Lomb, Inc.                                      115,288
      12,000   Baxter International, Inc.                               645,750
       5,300   Becton Dickinson & Co.                                   411,413
       8,300   Boston Scientific Corp.*                                 594,488
      43,000   Bristol-Myers Squibb Co.                               4,942,313
       4,800   Cardinal Health, Inc.                                    450,000
      12,800   Colgate Palmolive Co.                                  1,126,400
       9,800   Dow Chemical Co.                                         947,538
      48,800   duPont (E.I.) deNemours & Co.                          3,641,700
       3,400   Eastman Chemical Co.                                     211,650
       6,050   Engelhard Corp.                                          122,513
       1,600   FMC Corp.*                                               109,100
       3,000   Grace (W.R.) & Co.*                                       51,188
       2,600   Great Lakes Chemical Corp.                               102,538
       6,600   Guidant Corp.                                            470,663
       4,100   Hercules, Inc.                                           168,613
       4,600   International Flavors & Fragrances, Inc.                 199,813
      58,000   Johnson & Johnson Co.                                  4,277,500
      47,900   Lilly (Eli) & Co.                                      3,164,394
       3,000   Mallinckrodt, Inc.                                        89,063
      20,300   Medtronic, Inc.                                        1,294,125
      51,800   Merck & Co., Inc.                                      6,928,250
      25,600   Monsanto Co.                                           1,430,400
       5,500   Morton International, Inc.                               137,500
       2,800   Nalco Chemical Co.                                        98,350
      55,800   Pfizer, Inc.                                           6,064,763
      21,780   Pharmacia & Upjohn, Inc.                               1,004,603
       6,700   Praxair, Inc.                                            313,644
       2,700   Rohm & Haas Co.                                          280,631
      31,500   Schering-Plough Corp.                                  2,886,188
       1,200   Shared Medical Systems Corp.                              88,125
       7,300   Sherwin-Williams Co.                                     241,813
       4,300   Sigma Aldrich Corp.                                      151,038
       3,600   St. Jude Medical, Inc.*                                  132,525
       5,200   Union Carbide Corp.                                      277,550
       3,200   United States Surgical Corp.                             146,000
      35,300   Warner-Lambert Co.                                     2,448,938
                                                                 --------------
                                                                     53,302,431
                                                                 --------------

               Technology - 9.78%
      15,200   3Com Corp.*                                              466,450
       6,100   Advanced Micro Devices, Inc.*                            104,081
      24,300   Airtouch Communications, Inc.*                         1,420,031
       5,600   Apple Computer, Inc.                                     160,650
       8,400   Ascend Communications, Inc.*                             416,325
       2,000   Autodesk, Inc.                                            77,250
      12,900   Automatic Data Processing, Inc.                          940,088
       6,800   Cabletron Systems, Inc.*                                  91,375
       3,100   Ceridian Corp.*                                          182,125
      43,900   Cisco Systems, Inc.*                                   4,041,544
      70,557   Compaq Computer Corp.                                  2,002,055
      23,450   Computer Associates International, Inc.                1,302,941
       6,800   Computer Sciences Corp.*                                 435,200
       2,000   Data General Corp.*                                       29,875
      21,400   EMC Corp.*                                               958,988




                      See Notes to Financial Statements.
--------------------------------------------------------                    F-23

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
      Shares                                                        (Note 2)
--------------------------------------------------------------------------------

               Technology (continued)
       2,000   Harnischfeger Industries, Inc.                    $       56,625
       5,600   Honeywell, Inc.                                          467,950
      42,000   International Business Machines Corp.                  4,822,125
       5,100   ITT Industries, Inc.                                     190,613
       6,100   LSI Logic Corp.*                                         140,681
      56,196   Lucent Technologies, Inc.                              4,674,805
       9,000   Micron Technology, Inc.                                  223,313
     105,000   Microsoft Corp.*                                      11,379,321
       6,900   National Semiconductor Corp.*                             90,994
      15,000   Novell, Inc.*                                            191,250
      42,387   Oracle Corp.*                                          1,041,131
      11,000   Parametric Technology Corp.*                             298,375
      11,800   Pitney Bowes, Inc.                                       567,875
      10,400   Seagate Technology, Inc.*                                247,650
       7,900   Silicon Graphics, Inc.*                                   95,788
      16,300   Sun Microsystems, Inc.*                                  708,031
      10,600   Unisys Corp.*                                            299,450
                                                                 --------------
                                                                     38,124,955
                                                                 --------------

               Consumer Products - 8.78%
       3,100   American Greetings Corp., Class A                        157,906
       3,800   Andrew Corporatrion*                                      68,638
      21,200   Anheuser-Busch Cos., Inc.                              1,000,375
      15,600   Applied Materials, Inc.*                                 460,200
      24,543   Archer-Daniels-Midland Co.                               475,521
       1,200   Ball Corp.                                                48,225
       2,200   Bemis Co., Inc.                                           89,925
       2,400   Boise Cascade Corp.                                       78,600
       2,900   Brown-Forman Corp., Class B*                             186,325
      19,700   Campbell Soup Co.                                      1,046,563
       5,300   Clear Channel Communications, Inc.                       578,363
      20,400   ConAgra, Inc.                                            646,425
       9,900   Corning, Inc.                                            344,025
       5,500   Crown Cork & Seal Co., Inc.                              261,250
       3,500   Deluxe Corp.                                             125,344
       4,800   Dillard's, Inc., Class A                                 198,900
      29,143   Disney (Walt) Co.                                      3,061,836
       6,300   Donnelley (R.R.) & Sons Co.                              288,225
       4,200   Dow Jones & Co., Inc.                                    234,150
       7,300   Dun & Bradstreet Corp.*                                  263,713
      14,100   Eastman Kodak Co.                                      1,030,181
       9,000   Fort James Corp.                                         400,500
      12,200   Gannett Co., Inc.                                        866,963
       3,900   Georgia-Pacific Corp,                                    229,856
      11,300   Halliburton Co.                                          503,556
       5,700   Hasbro, Inc.                                             224,081
      15,700   Heinz (H.J.) Co.                                         881,163
       6,200   Hershey Foods Corp.                                      427,800
       5,800   Ikon Office Solutions, Inc.                               84,463
      13,000   International Paper Co.                                  559,000
      17,700   Kellogg Co.                                              664,856
      23,840   Kimberly-Clark Corp.                                   1,093,660
       3,000   King World Productions, Inc.*                             76,500
       3,400   Knight-Ridder, Inc.                                      187,213
       2,800   Liz Claiborne, Inc.                                      146,300
       1,500   Longs Drug Stores Corp.                                   43,313
      12,412   Mattel, Inc.                                             525,183
       4,100   Maytag Corp.                                             202,438
       4,300   McGraw-Hill Cos., Inc.                                   350,719
       4,400   Mead Corp.                                               139,700
       2,200   Meredith Corp.                                           103,263
       4,200   New York Times Co., Class A                              332,850
      12,500   Nike, Inc., Class B                                      608,594
       6,600   Owens-Illinois, Inc.                                     295,350
       1,900   Polaroid Corp.                                            67,569
       1,200   Potlatch Corp.                                            50,400
      57,800   Procter & Gamble Co.                                   5,263,413
       5,900   Quaker Oats Co.                                          324,131
       2,300   Reebok International, Ltd.*                               63,681
       6,400   Rubbermaid, Inc.                                         212,400
       1,400   Russell Corp.                                             42,263
      20,500   Sara Lee Corp.                                         1,146,719
      15,400   Seagram Co., Ltd.                                        630,438
       2,600   Snap-On, Inc.                                             94,250
       3,800   Stanley Works                                            157,938
       4,110   Stone Container Corp.*                                    64,219
      14,600   Sysco Corp.                                              374,125
       2,500   Temple-Inland, Inc.                                      134,688
       7,300   Tenneco, Inc.                                            277,856
      24,880   Time Warner, Inc.                                      2,125,685
       3,800   Times Mirror Co., Class A                                238,925
      14,000   TJX Cos., Inc.                                           337,750
       5,300   Tribune Co.                                              364,706
       5,400   TRW, Inc.                                                294,975
       2,500   Tupperware Corp.                                          70,313
       2,900   Union Camp Corp.                                         143,913
      15,163   Viacom, Inc., Class B*                                   883,245
       4,350   Westvaco Corp.                                           122,888
       8,600   Weyerhaeuser Co.                                         397,213
       3,300   Whirlpool Corp.                                          226,875
       5,100   Wrigley (Wm.) Jr. Co.                                    499,800
                                                                 --------------
                                                                     34,202,389
                                                                 --------------

               Energy - 7.47%
       3,900   Amerada Hess Corp.                                       211,819
      42,000   Amoco Corp.                                            1,748,250
       2,500   Anadarko Petroleum Corp.                                 167,969
       4,100   Apache Corp.                                             129,150
       1,600   ASARCO, Inc.                                              35,600
       3,300   Ashland, Inc.                                            170,363
      13,900   Atlantic Richfield Co.                                 1,085,938
       7,582   Burlington Resources, Inc.                               326,500
      28,300   Chevron Corp.                                          2,350,669
       4,500   Coastal Corp.                                            314,156
       7,500   Dresser Industries, Inc.                                 330,469
         900   Eastern Enterprises                                       38,588
      14,100   Enron Corp.                                              762,281
     106,400   Exxon Corp.                                            7,587,650
       8,900   Homestake Mining Co.                                      92,338
       2,000   Kerr-McGee Corp.                                         115,750
       4,600   Louisiana-Pacific Corp.                                   83,950
      33,900   Mobil Corp.                                            2,597,588




                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

               Energy (continued)
      14,600   Occidental Petroleum Corp.                        $      394,200
       1,300   Oneok, Inc.                                               51,838
       4,500   Oryx Energy Co.*                                          99,563
       2,000   Pennzoil Co.                                             101,250
      11,300   Phillips Petroleum Co.                                   544,519
      92,400   Royal Dutch Petroleum Co.                              5,064,675
      21,500   Schlumberger, Ltd.                                     1,468,719
       5,414   Sempra Energy                                            150,230
       4,700   Sonat, Inc.                                              181,538
      23,600   Texaco, Inc.                                           1,408,625
      10,781   Union Pacific Resources Co.                              189,341
      10,600   Unocal Corp.                                             378,950
       3,620   USX-U.S. Steel Group, Inc.                               119,460
       2,400   Western Atlas, Inc.*                                     203,700
      17,600   Williams Cos., Inc.                                      594,000
                                                                 --------------
                                                                     29,099,636
                                                                 --------------

               Utilities - 7.45%
       5,800   Ameren Corp.                                             230,550
       8,100   American Electric Power, Inc.                            367,538
      69,967   American Telephone & Telegraph Corp.                   3,996,865
       6,350   Baltimore Gas & Electric Co.                             197,247
      66,946   Bell Atlantic Corp.                                    3,054,411
      42,800   BellSouth Corp.                                        2,872,950
       7,900   Browning-Ferris Industries, Inc.                         274,525
       6,400   Carolina Power & Light Co.                               277,600
       9,100   Central & South West Corp.                               244,563
       6,643   CINergy Corp.                                            232,505
       3,600   Columbia Energy Group                                    200,250
      10,100   Consolidated Edison Co. of New York                      465,231
       4,200   Consolidated Natural Gas Co.                             247,275
       6,200   DTE Energy Co.                                           250,325
      15,617   Duke Energy Corp.                                        925,307
      16,300   Edison International                                     481,869
      10,400   Entergy Corp.                                            299,000
       9,900   FirstEnergy Corp.                                        304,425
       7,900   FPL Group, Inc.                                          497,700
       5,400   GPU, Inc.                                                204,188
      41,200   GTE Corp.                                              2,291,750
      12,198   Houston Industries, Inc.                                 376,613
      11,200   Nextel Communications, Inc.*                             278,600
       6,200   Niagara Mohawk Power Corp.*                               92,613
       6,400   Northern States Power Co.                                183,200
      12,600   Pacificorp                                               285,075
       9,500   PECO Energy Co.                                          277,281
       1,400   Peoples Energy Corp.                                      54,075
      16,400   PG&E Corp.                                               517,625
       7,100   PP & L Resources, Inc.                                   161,081
      10,000   Public Service Enterprise Group, Inc.                    344,375
      78,908   SBC Communications, Inc.                               3,156,320
      29,700   Southern Co.                                             822,319
      10,640   Texas Utilities Co.                                      442,890
       9,300   Unicom Corp.                                             326,081
      21,504   US West Inc.                                           1,010,688
      19,600   Waste Management, Inc.                                   686,000
      43,600   WorldCom, Inc.*                                        2,111,875
                                                                 --------------
                                                                     29,042,785
                                                                 --------------

               Consumer Staples - 6.67%
      12,400   Best Foods                                               719,975
       4,100   Black & Decker Corp.                                     250,100
       4,500   Clorox Co.                                               429,188
     106,700   Coca-Cola Co.                                          9,122,850
       1,600   Coors (Adolph) Co., Class B                               54,400
       7,300   Fortune Brands, Inc.                                     280,594
       3,100   Fruit of the Loom, Inc., Class A*                        102,881
       6,800   General Mills, Inc.                                      464,950
      48,200   Gillette Co.                                           2,732,338
      17,700   Minnesota Mining & Manufacturing Co.                   1,454,719
       6,900   Newell Co.                                               343,706
      65,300   PepsiCo, Inc.                                          2,689,544
     104,500   Philip Morris Cos., Inc.                               4,114,688
       4,700   Ralston Purina Co.                                       549,019
         900   Springs Industries, Inc., Class A                         41,513
       6,410   Tricon Global Restaurants, Inc.*                         203,117
      27,700   Unilever NV                                            2,186,569
       5,200   VF Corp.                                                 267,475
                                                                 --------------
                                                                     26,007,626
                                                                 --------------
               Retail - 5.16%
      10,600   Albertson's, Inc.                                        549,213
      11,600   American Stores Co.                                      280,575
       6,400   AutoZone, Inc.*                                          204,400
       4,300   Circuit City Stores, Inc.                                201,563
       4,600   Consolidated Stores                                      166,750
       9,256   Costco Cos., Inc.*                                       583,707
      16,400   CVS Corp.                                                638,575
      18,800   Dayton-Hudson Corp.                                      911,800
       9,000   Federated Department Stores, Inc.*                       484,313
      17,000   Gap, Inc.                                              1,047,625
       2,600   Giant Food, Inc., Class A                                111,963
       1,500   Great Atlantic & Pacific Tea Co., Inc.                    49,594
       3,000   Harcourt General, Inc.                                   178,500
      31,649   Home Depot, Inc.                                       2,628,845
      21,000   Kmart Corp.                                              404,250
      11,000   Kroger Co.*                                              471,625
       9,700   Limited, Inc.                                            321,313
      10,000   May Department Stores Co.                                655,000
       1,600   Mercantile Stores Co., Inc.                              126,300
       3,300   Nordstrom, Inc.                                          254,925
      10,700   Penney (J.C.) Co., Inc.                                  773,744
      11,000   Rite Aid Corp.                                           413,188
      16,900   Sears Roebuck & Co.                                    1,031,956
       2,600   Supervalu, Inc.                                          115,375
      12,200   Toys `R' Us, Inc.*                                       287,463
       5,700   Venator Group Inc.*                                      109,013
      21,300   Walgreen Co.                                             879,956
      96,900   Wal-Mart Stores, Inc.                                  5,886,675
       6,400   Winn-Dixie Stores, Inc.                                  327,600
                                                                 --------------
                                                                     20,095,806
                                                                 --------------




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

               Building and Construction - 1.25%
       1,300   Aeroquip-Vickers, Inc.                            $       75,888
       4,600   Armco, Inc.*                                              29,325
       1,000   Briggs & Stratton Corp.                                   37,438
       2,600   Centex Corp.                                              98,150
       4,200   Champion International Corp.                             206,588
       9,600   Dover Corp.                                              328,800
       3,600   Fluor Corp.                                              183,600
       1,500   Kaufman & Broad Home Corp.                                47,625
       5,000   Loews Corp.                                              435,625
      15,200   Lowe's Cos., Inc.                                        616,550
       7,200   Masco Corp.                                              435,600
       2,200   Owens Corning Fiberglass Corp.                            89,788
       7,600   PPG Industries, Inc.                                     528,675
       1,800   Pulte Corp.                                               53,775
      24,600   Tyco International, Ltd.                               1,549,800
       4,800   Willamette Industries, Inc.                              153,600
                                                                 --------------
                                                                      4,870,827
                                                                 --------------

               Metals and Mining - 0.81%
       9,600   Alcan Aluminum, Ltd.                                     265,200
       8,302   Allegheny Teledyne, Inc.                                 189,908
       7,400   Aluminum Co. of America                                  487,938
      16,000   Barrick Gold Corp.                                       307,000
       9,900   Battle Mountain Gold Co.                                  58,781
       5,500   Bethlehem Steel Corp.*                                    68,406
       4,700   Biomet, Inc.                                             155,394
       3,900   Cyprus Amax Minerals Co.                                  51,675
       8,300   Freeport-McMoRan Copper & Gold, Inc., Class B            126,056
       7,000   Inco, Ltd., Class A                                       95,375
       1,500   Jostens, Inc.                                             36,188
       6,611   Newmont Mining Corp.                                     156,185
       3,700   Nucor Corp.                                              170,200
       2,500   Phelps Dodge Corp.                                       142,969
      10,500   Placer Dome, Inc.                                        123,375
       3,200   Reynolds Metals Co.                                      179,000
       2,700   Timken Co.                                                83,194
      12,300   USX-Marathon Group                                       422,044
       4,000   Worthington Industries, Inc.                              60,250
                                                                 --------------
                                                                      3,179,138
                                                                 --------------

               Health Services - 0.77%
       2,300   Bard (C.R.), Inc.                                         87,544
      27,800   Columbia/HCA Healthcare Corp.                            809,675
      18,000   HBO & Co.                                                634,500
      16,800   HEALTHSOUTH Corp.*                                       448,350
       2,700   Manor Care, Inc.                                         103,781
      13,200   Tenet Healthcare Corp.*                                  412,500
       8,200   United Healthcare Corp.                                  520,700
                                                                 --------------
                                                                      3,017,050
                                                                 --------------

               Business Services - 0.77%
      34,833   Cendant Corp.*                                    $      727,139
       7,000   Cognizant Corp.                                          441,000
       5,400   Ecolab, Inc.                                             167,400
       6,400   Equifax, Inc.                                            232,400
      18,300   First Data Corp.                                         609,619
       5,450   Interpublic Group of Companies, Inc.                     330,747
       7,000   Omnicom Group Inc.                                       349,125
       3,608   Sealed Air Corp.*                                        132,594
                                                                 --------------
                                                                      2,990,024
                                                                 --------------

               Broadcasting - 0.67%
      15,000   Comcast Corp. Special, Class A                           608,906
      26,200   MediaOne Group*                                        1,151,163
      21,800   Tele-Communications, Inc., TCI Group, Class A*           837,938
                                                                 --------------
                                                                      2,598,007
                                                                 --------------

               Aerospace-Airlines - 0.65%
       7,800   AMR Corp.*                                               649,350
       3,300   Delta Air Lines, Inc.                                    426,525
       5,400   General Dynamics Corp                                    251,100
       9,450   Southwest Airlines Co.                                   279,956
      10,000   United Technologies Corp.                                925,000
                                                                 --------------
                                                                      2,531,931
                                                                 --------------

               Food Services - 0.59%
       6,300   Darden Restaurants, Inc.                                 100,013
      29,800   McDonald's Corp.                                       2,056,200
       5,600   Wendy's International, Inc.                              131,600
                                                                 --------------
                                                                      2,287,813
                                                                 --------------

               Transportation - 0.55%
       6,784   Burlington Northern Santa Fe Corp.                       666,104
       9,300   CSX Corp.                                                423,150
       6,400   FDX Corporation*                                         401,600
      14,100   Laidlaw, Inc.                                            171,844
      16,200   Norfolk Southern Corp.                                   482,963
                                                                 --------------
                                                                      2,145,661
                                                                 --------------

               Hotels-Leisure - 0.24%
       4,200   Harrah's Entertainment, Inc.*                             97,650
      10,800   Hilton Hotels Corp.                                      307,800
      10,900   Marriott International, Inc.                             352,888
       7,700   Mirage Resorts, Inc.*                                    164,106
                                                                 --------------
                                                                        922,444
                                                                 --------------

               Consumer Services - 0.17%
       4,500   Block (H & R), Inc.                                      189,563
      10,800   Service Corp. International                              463,050
                                                                 --------------
                                                                        652,613
                                                                 --------------




                      See Notes to Financial Statements.
F-26                  ----------------------------------------------------------

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

               Capital Goods - 0.06%
       1,700   Cincinnati Milacron, Inc.                         $       41,331
       1,600   Foster Wheeler Corp.                                      34,300
         500   Nacco Industries, Inc., Class A                           64,625
       3,000   Navistar International Corp.*                             86,625
                                                                 --------------
                                                                        226,881
                                                                 --------------

               Electronics - 0.05%
       2,150   Tektronix, Inc.                                           76,056
       2,400   Thomas & Betts Corp.                                     118,200
                                                                 --------------
                                                                        194,256
                                                                 --------------

               Leisure and Entertainment - 0.03%
       4,100   Brunswick Corp.                                          101,475
                                                                 --------------
               Total Common Stocks                                  385,646,381
               (Cost $253,173,104)                               --------------

PREFERRED STOCKS - 0.01%

         261   Aetna, Inc., Class C                                      19,608
       2,400   Fresenius National Medical Care, Inc., Class D*              159
                                                                 --------------
               Total Preferred Stocks                                    19,767
               (Cost $17,063)                                    --------------

Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 0.14%

$    350,000   U.S. Treasury Bill - 0.09%
               5.13%, 11/12/98 (1)                                      343,317
                                                                 --------------

               Federal Home Loan
               Mortgage Corporation - 0.05%
     200,000   5.47%, 07/15/98                                          199,575
                                                                 --------------
               Total U.S. Government
               and Agency Obligations                                   542,892
               (Cost $542,892)                                   --------------


INVESTMENT COMPANY - 0.71%

   2,763,011   SSgA Prime Money Market Fund                      $    2,763,011
                                                                 --------------
               Total Investment Company                               2,763,011
               (Cost $2,763,011)                                 --------------

Total Investments - 99.84%                                          388,972,051
(Cost $256,496,070)                                              --------------

Net Other Assets and Liabilities - 0.16%                                640,871
                                                                 --------------
Net Assets - 100.00%                                             $  389,612,922
                                                                 ==============


------------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
(1) Security has been deposited as initial margin on open futures contracts. At June 30, 1998, the Portfolio's open futures contracts were as follows:

  Number of
  Contracts    Contract    Expiration    Current Opening    Market Value at
  Purchased      Type         Date           Position        June 30,1998
  ---------      ----         ----           --------        ------------
     10        S&P 500       Sep-98         $ 2,839,030       $ 2,857,500


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $256,496,070. Net unrealized appreciation (depreciation) aggregated $132,475,981, of which $139,158,254 related to appreciated investment securities and $(6,682,273) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $531,349.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,752,178 and $56,496,506 of non-governmental issuers, respectively.




                      See Notes to Financial Statements.
--------------------------------------------------------                    F-27

--------------------------------------------------------------------------------
                          SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
      Shares                                                         (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 92.01%

               Finance - 15.95%
     404,700   ACE, Ltd.                                         $   15,783,300
     227,300   Aetna Life & Casualty Co.                             17,303,213
      99,400   Bank of New York Co., Inc.                             6,032,337
      32,900   Citicorp                                               4,910,325
     157,100   EXEL, Ltd.                                            12,224,343
     164,100   First Union Corp                                       9,558,825
     119,600   NationsBank Corp.                                      9,149,400
     136,900   PartnerRE, Ltd.                                        6,981,900
     291,700   TIG Holdings, Inc.                                     6,709,100
      79,600   Tokio Marine & Fire
               Insurance Co., Sponsored ADR                           4,049,650
                                                                 --------------
                                                                     92,702,393
                                                                 --------------

               Technology - 10.34%
      96,800   AirTouch Communications, Inc.*                         5,656,750
     311,938   Globalstar Telecommunications, Ltd.                    8,422,326
     123,500   Hewlett-Packard Co.                                    7,394,563
     126,900   International Business Machines Corp.                 14,569,706
     302,800   Loral Space & Communications, Ltd.                     8,554,100
      60,500   Philips Electronics                                    5,142,500
     177,100   Texas Instruments, Inc.                               10,327,144
                                                                 --------------
                                                                     60,067,089
                                                                 --------------

               Aerospace-Airlines - 9.10%
     116,400   AMR Corp.*                                             9,690,300
      84,500   Lockheed Martin Corp.                                  8,946,438
     104,700   Northrop Corp.                                        10,797,188
     179,400   Sundstrand Corp.                                      10,270,650
     142,400   United Technologies Corp.                             13,172,000
                                                                 --------------
                                                                     52,876,576
                                                                 --------------

               Energy - 8.94%
      90,300   Amerada Hess Corp.                                     4,904,419
     102,400   Chevron Corp.                                          8,505,600
     567,248   MarketSpan Corp.                                      16,981,987
     309,310   Sempra Energy                                          8,583,345
     362,800   Unocal Corp.                                          12,970,100
                                                                 --------------
                                                                     51,945,451
                                                                 --------------

               Chemicals and Drugs - 8.35%
      24,000   Air Products & Chemicals, Inc.                           960,000
     119,200   duPont (E.I.) deNemours & Co.                          8,895,300
     104,300   Genentech, Inc.*                                       7,079,363
     183,100   Lilly Eli & Co.                                       12,096,043
     133,800   Monsanto Co.                                           7,476,075
     106,700   Pfizer, Inc.                                          11,596,956
      72,000   Rhone-Poulenc SA, Sponsored ADR
               (Warrants), exp. 11/05/01                                459,000
                                                                 --------------
                                                                     48,562,737
                                                                 --------------
               Consumer Products - 7.05%
     138,000   Anheuser-Busch Cos., Inc.                              6,511,875
     127,100   General Mills, Inc.                                    8,690,463
     329,700   Ikon Office Solutions, Inc.                            4,801,256
     176,200   Kimberly-Clark Corp.                                   8,083,175
     178,600   Philip Morris Cos., Inc.                               7,032,375
     142,700   Seagram Co., Ltd.                                      5,841,781
                                                                 --------------
                                                                     40,960,925
                                                                 --------------

               Consumer Staples - 6.80%
     250,600   Black & Decker Corp.                                  15,286,600
     260,500   Fortune Brands, Inc.                                  10,012,969
     173,300   Minnesota Mining & Manufacturing Co.                  14,243,094
                                                                 --------------
                                                                     39,542,663
                                                                 --------------

               Utilities - 4.54%
     191,360   Bell Atlantic Corp.                                    8,730,800
      58,800   Consolidated Edison Co. of New York                    2,708,475
     218,900   Potomac Electric Power                                 5,486,181
     227,500   Texas Utilities Co.                                    9,469,688
                                                                 --------------
                                                                     26,395,144
                                                                 --------------

               Manufacturing - 2.97%
      19,300   FMC, Corp.*                                            1,316,019
     356,300   Owens-Illinois, Inc.*                                 15,944,425
                                                                 --------------
                                                                     17,260,444
                                                                 --------------

               Entertainment - 2.92%
     231,500   MediaOne Group, Inc.                                  10,171,531
     102,500   Premier Parks, Inc.*                                   6,790,625
                                                                 --------------
                                                                     16,962,156
                                                                 --------------

               Durable Goods - 2.71%
     115,200   General Electric Co.                                  10,483,200
     109,300   Rockwell International Corp.                           5,253,231
                                                                 --------------
                                                                     15,736,431
                                                                 --------------

               Metals and Mining - 2.70%
     259,100   Allegheny Teledyne, Inc.                               5,926,913
     179,300   Getchell Gold Corp.*                                   2,689,500
     251,000   Inland Steel Industries, Inc.                          7,075,063
                                                                 --------------
                                                                     15,691,476
                                                                 --------------

               Printing and Publishing - 2.62%
     221,500   Tribune Co.                                           15,241,980
                                                                 --------------

               Business Services - 2.53%
     440,800   First Data Corp.                                      14,684,150
                                                                 --------------

               Automotive - 1.61%
           1   Meritor Automotive                                            24
     171,300   TRW, Inc.                                              9,357,263
                                                                 --------------
                                                                      9,357,287
                                                                 --------------




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Shares                                                            (Note 2)
--------------------------------------------------------------------------------

               Retail - 1.15%
     110,500   Wal-Mart Stores, Inc.                             $    6,712,875
                                                                 --------------

               Packaging - 1.14%
     180,138   Sealed Air Corp.*                                      6,620,056
                                                                 --------------

               Paper and Forest - 0.47%
     258,800   MacMillan Bloedel, Ltd.                                2,749,750
                                                                 --------------

               Health Services - 0.12%
       9,800   Johnson & Johnson                                        722,750
                                                                 --------------
               Total Common Stocks                                  534,792,333
               (Cost $455,103,950)                               --------------

Par Value
---------

CORPORATE NOTES AND BONDS - 3.12%

$  2,000,000   Associates Corp. of North America
               6.38%, 08/15/99                                        2,007,448
   1,000,000   Ford Motor Credit Corp., MTN
               7.47%, 07/29/99                                        1,014,576
  10,700,000   Hewlett-Packard Co., Convertible
               3.39%, 10/14/17 (A) (B)                                5,711,125
   2,292,000   National Semiconductor Corp.
               6.50%, 10/01/02 (A)                                    2,091,450
   6,250,000   Roche Holdings, Inc.
               5.43%, 05/06/12 (B)                                    2,988,311
   5,150,000   Security CAP US Realty, Convertible
               2.00%, 05/22/03 (A)                                    4,316,344
                                                                 --------------
               Total Corporate Notes and Bonds                       18,129,254
               (Cost $18,120,959)                                --------------

   Shares
   ------

PREFERRED STOCKS - 1.71%

      30,100   AirTouch Communications, Inc., Class B*                1,452,325
      43,400   Owens-Illinois, Inc.*                                  2,262,225
      32,823   Sealed Air Corp.                                       1,378,545
     105,200   Union Pacific Capital Trust                            4,826,050
                                                                 --------------
               Total Preferred Stocks                                 9,919,145
               (Cost $9,575,982)                                 --------------

Par Value
---------

U.S. GOVERNMENT OBLIGATIONS - 0.87%

               U.S. Treasury Notes - 0.87%
$  3,000,000   6.88%, 07/31/99                                        3,041,250
   2,000,000   5.63%, 12/31/99                                        2,002,500
                                                                 --------------
               Total U.S. Government Obligations                      5,043,750
               (Cost $5,045,547)                                 --------------

ASSET-BACKED SECURITY - 0.04%

     220,089   Green Tree Lease Finance
               5.91%, 01/20/99                                          220,252
                                                                 --------------
               Total Asset-Backed Security                              220,252
               (Cost $220,089)                                   --------------

CERTIFICATE OF DEPOSIT (C) - 0.17%

   1,000,000   National Bank of Canada
               5.73%, 06/07/99                                          999,000
                                                                 --------------
               Total Certificate of Deposit                             999,000
               (Cost $999,422)                                   --------------

COMMERCIAL PAPER - 0.85%

   3,000,000   Paine Webber Group
               5.62%, 08/18/98                                        2,977,520
   2,000,000   Republic Industries Funding Corp.
               5.58%, 07/13/98                                        1,996,280
                                                                 --------------
               Total Commercial Paper                                 4,973,800
               (Cost $4,973,800)                                 --------------

   Shares
   ------

INVESTMENT COMPANY - 0.06%

     340,574   SSgA Prime Money Market Fund                             340,574
                                                                 --------------
               Total Investment Company                                 340,574
               (Cost $340,574)                                   --------------

Total Investments - 98.83%                                          574,418,108
(Cost $494,380,323)                                              --------------

Net Other Assets and Liabilities - 1.17%                              6,776,344
                                                                 --------------
Net Assets - 100.00%                                             $  581,194,452
                                                                 ==============


------------------------------------------
*      Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $12,118,919 or 2.09% of net assets.
(B)    Zero coupon bond. Rate shown reflects effective yield to maturity.
(C)    Effective Yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
MTN    Medium Term Note




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            SELECT GROWTH AND INCOME
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $494,380,323. Net unrealized appreciation (depreciation) aggregated $80,037,785, of which $98,386,668 related to appreciated investment securities and $(18,348,883) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $1,176,558.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $390,862,037 and $344,099,055 of non-governmental issuers, respectively, and $15,100,547 and $12,083,672 of U.S. Government and Agency issuers, respectively.


                      See Notes to Financial Statements.
F-30                  ----------------------------------------------------------

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 46.01%

             Government National
             Mortgage Association (B) - 15.01%
$   968,053  8.00%, 07/15/17                            Aaa        $  1,017,980
     96,826  8.00%, 11/15/17, # 780263                  Aaa             101,864
    710,152  7.00%, 07/15/23, # 326534                  Aaa             723,077
    294,708  7.00%, 11/15/23, # 370890                  Aaa             300,072
    324,873  7.00%, 02/15/24, # 366855                  Aaa             330,870
    338,054  7.00%, 07/15/24, # 352919                  Aaa             344,295
    290,765  8.00%, 11/15/25, # 419283                  Aaa             301,529
    106,296  7.50%, 02/15/26, # 420512                  Aaa             109,252
    277,296  8.00%, 05/15/26, # 421245                  Aaa             287,345
    193,905  8.00%, 07/15/26, # 436213                  Aaa             200,932
    267,059  8.00%, 08/15/26, # 432017                  Aaa             276,737
     95,353  7.50%, 06/15/27, # 447298                  Aaa              97,996
  1,962,098  8.00%, 07/15/27, # 447790                  Aaa           2,033,302
    615,780  8.00%, 09/15/27, # 448981                  Aaa             638,127
    265,116  8.00%, 09/15/27, # 449475                  Aaa             274,737
    874,392  7.50%, 10/15/27, # 430267                  Aaa             898,621
    340,291  8.00%, 10/15/27, # 430270                  Aaa             352,640
    678,020  8.00%, 10/15/27, # 430274                  Aaa             702,626
    126,612  7.50%, 10/15/27, # 460921                  Aaa             130,120
    869,203  7.50%, 11/15/27, # 448876                  Aaa             893,288
  4,800,000  7.00%, 07/15/28 (D)                        Aaa           4,876,463
  4,775,000  8.00%, 07/15/28 (D)                        Aaa           4,945,109
                                                                   ------------
                                                                     19,836,982
                                                                   ------------
             Federal Home Loan
             Mortgage Corporation (B) - 10.68%
  4,775,000  5.46%, 07/20/98 (C) (E)                    Aaa           4,761,240
  2,000,000  5.42%, 09/08/98 (C)                        Aaa           1,979,146
  3,030,000  5.43%, 09/25/98 (C)                        Aaa           2,990,622
    557,189  6.00%, 12/01/10, # E00411                  Aaa             552,247
    886,199  6.00%, 03/01/11, # E20228                  Aaa             878,091
  1,176,778  6.00%, 05/01/12, # G10691                  Aaa           1,166,011
    808,354  6.50%, 03/01/28, # D87134                  Aaa             805,937
    988,429  6.50%, 03/01/28, # D88041                  Aaa             985,108
                                                                   ------------
                                                                     14,118,402
                                                                   ------------
             U.S. Treasury Bond (E) - 10.28%
  7,750,000  8.13%, 08/15/19                            Aaa          10,002,344
  3,175,000  6.63%, 02/15/27                            Aaa           3,586,759
                                                                   ------------
                                                                     13,589,103
                                                                   ------------
             Federal National
             Mortgage Association (B) - 9.64%
  3,300,000  5.43%, 09/28/98 (C)                        Aaa           3,255,618
    187,048  6.00%, 03/01/03, # 303790                  Aaa             186,596
    516,992  6.00%, 01/01/11, # 334836                  Aaa             511,780
    873,472  6.00%, 03/01/11, # 303779                  Aaa             864,781
    223,904  7.00%, 07/01/23, # 50765                   Aaa             227,471
  1,250,000  8.00%, 07/25/23, REMIC                     Aaa           1,387,071
    261,945  7.00%, 12/01/23, # 240476                  Aaa             266,118
    235,317  7.00%, 01/01/24, # 261764                  Aaa             238,907
     39,488  7.00%, 05/01/24, # 265289                  Aaa              40,090
    330,478  7.00%, 06/01/24, # 283173                  Aaa             335,521
    797,162  7.00%, 06/01/24, # 284717                  Aaa             809,327
    955,718  6.50%, 10/01/27, # 400976                  Aaa             952,172
    983,588  6.50%, 02/01/28, # 408825                  Aaa             979,358
    332,221  6.50%, 02/01/28, # 415390                  Aaa             330,988
    588,376  6.50%, 03/01/28, # 419506                  Aaa             585,846
    664,057  6.50%, 03/01/28, # 419932                  Aaa             661,202
    334,911  6.50%, 04/01/28, # 420881                  Aaa             333,471
     74,039  6.50%, 04/01/28, # 398335                  Aaa              73,721
    688,181  6.50%, 04/01/28, # 251697                  Aaa             685,221
     17,126  7.50%, 05/01/28, # G10691                  Aaa              17,569
                                                                   ------------
                                                                     12,742,828
                                                                   ------------
             U.S. Treasury Strip - 0.40%,
    975,000  4.21%, 08/15/09 (C)                        Aaa             523,458
                                                                   ------------
             Total U.S. Government and
             Agency Obligations                                      60,810,773
             (Cost $59,860,532)                                    ------------

CORPORATE NOTES AND BONDS - 35.08%

             Finance - 8.70%
    400,000  American Annuity Group
             6.88%, 06/01/08                            Baa             399,256
    400,000  Franchise Finance Corp. of America
             7.00%, 11/30/00                            Baa             404,332
    600,000  General Electric Capital Corp.
             6.66%, 05/01/18                            Aaa             608,414
    725,000  Green Tree Financial Corp.
             7.54%, 04/15/28                            Aa              759,982
  1,625,000  Green Tree Financial Corp.
             7.53%, 07/15/28                            Aa            1,719,520
    650,000  Green Tree Financial Corp.
             7.24%, 11/15/28 (F)                        AA-             676,767
    850,000  Green Tree Financial Corp.
             7.22%, 02/15/29                            Aa              893,255
    850,000  Green Tree Financial Corp.
             6.95%, 05/15/29                            Aa              871,862
    125,000  Greyhound Financial Corp.
             8.50%, 02/15/99                            Baa             126,846
    875,000  Homeside Lending, Inc., MTN
             6.88%, 06/30/02                            Baa             895,295
    500,000  Integra Financial Corp.
             6.50%, 04/15/00                            A               504,998
    800,000  Keystone Financial Mid-Atlantic Funding
             Senior Note
             7.30%, 05/15/04                            Baa             840,351
    625,000  Sears Roebuck Acceptance Corp.
             Series II, MTN
             6.69%, 04/30/01                            A               634,941



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

             Finance (continued)
$   900,000  Susa Partnership, LP
             8.20%, 06/01/17                            Baa       $   1,009,921
    450,000  TIG Holdings, Inc.
             8.13%, 04/15/05                            Baa             486,240
    750,000  Wharf Capital International, Ltd.
             8.88%, 11/01/04                            Baa             668,266
                                                                  -------------
                                                                     11,500,246
                                                                  -------------
             Real Estate - 5.65%
    275,000  Avalon Properties, Inc.
             Senior Note
             7.38%, 09/15/02                            Baa             285,805
    300,000  Colonial Realty, LP, MTN
             7.16%, 01/17/03                            Baa             308,038
    750,000  Colonial Realty, LP, MTN
             6.96%, 07/26/04                            Baa             764,599
    400,000  ERP Operating, LP
             8.50%, 05/15/99 (A)                        A               407,298
    750,000  IRT Property Co.
             7.25%, 08/15/07                            Baa             775,133
    900,000  JDN Realty Corp.
             6.80%, 08/01/04                            Baa             902,288
    500,000  La Quinta Inns, Inc., MTN
             7.11%, 10/17/01                            Baa             510,756
    650,000  Meditrust, REIT
             7.82%, 09/10/26                            Baa             675,285
    450,000  Security Capital Industrial Trust
             7.6250%, 07/01/17                          Baa             483,238
    500,000  Shopping Center Associates
             6.75%, 01/15/04 (A)                        A               499,305
    450,000  Spieker Properties, LP
             6.65%, 12/15/00                            Baa             454,061
    750,000  Summit Properties, Inc.
             7.20%, 08/15/07                            Baa             769,257
    625,000  Trinet Corporate Realty Trust, Inc.
             7.30%, 05/15/01                            Baa             639,728
                                                                  -------------
                                                                      7,474,791
                                                                  -------------
             Industrial - 4.74%
    425,000  Abitibi-Consolidated,Yankee
             Debenture 7.40%, 04/01/18                  Baa             438,760
    650,000  Abitibi-Consolidated,Yankee
             Debenture 7.50%, 04/01/28                  Baa             674,879
  1,250,000  Blount, Inc.
             7.00%, 06/15/05                            Ba            1,230,463
  1,500,000  Brascan Corp.
             7.38%, 10/01/02                            Baa           1,579,378
  1,250,000  Cominco, Ltd.
             6.88%, 02/15/06                            Baa           1,270,931
  1,075,000  Idex Corp., Senior Note
             6.88%, 02/15/08                            Ba            1,074,527
                                                                  -------------
                                                                      6,268,938
                                                                  -------------
             Banking - 4.31%
    375,000  BankBoston, Corp., MTN
             6.37%, 04/15/08                            A               375,804
  1,350,000  BB&T Corp.
             6.37%, 06/30/25                            A             1,346,598
    450,000  First USA Bank, MTN
             5.75%, 01/15/99                            Aa              449,842
    400,000  First USA Bank, MTN
             7.00%, 08/20/01                            Aa              412,574
    575,000  Key Bank, MTN
             6.50%, 10/15/27                            Baa             581,164
  1,165,000  National Westminster Bank
             7.48%, 04/29/49                            Aa            1,255,841
    400,000  St. George Bank, Ltd.
             6.88%, 04/01/99 (A)                        A               402,664
    875,000  Union Planters
             6.50%, 03/15/18                            Baa             877,389
                                                                  -------------
                                                                      5,701,876
                                                                  -------------
             Security Broker and Dealers - 2.21%
    190,000  Bear Stearns Cos., Inc.
             6.75%, 08/15/00                            A               192,945
  1,150,000  Goldman Sachs Group, LP
             7.20%, 03/01/07 (A)                        A             1,213,391
    575,000  Merrill Lynch & Co., Inc.
             6.00%, 01/15/01                            Aa              576,215
     50,000  Salomon, Inc.
             5.58%, 04/05/99                            A                49,863
    100,000  Salomon, Inc.
             7.12%, 08/01/99                            A               101,083
    250,000  Salomon, Inc.
             6.62%, 11/30/00                            A               253,723
    175,000  Salomon, Inc., Series D, MTN
             6.82%, 07/26/99                            A               176,483
    350,000  Smith Barney Holdings, Inc.
             7.87%, 10/01/99                            A               357,512
                                                                  -------------
                                                                      2,921,215
                                                                  -------------
             Communications - 1.99%
    625,000  Clear Channel Communications, Inc.
             6.87%, 06/15/18                            Baa             621,281
    730,000  MCI Communications Corp., MTN
             6.13%, 04/15/12                            Baa             731,497
    200,000  TCI Communications, Inc.
             7.88%, 02/15/26                            Baa             224,594
  1,000,000  Tele-Communications, Inc.
             7.13%, 02/15/28                            Baa           1,051,823
                                                                  -------------
                                                                      2,629,195
                                                                  -------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

             Manufacturing - 1.52%
$   775,000  Georgia-Pacific Corp.
             9.95%, 06/15/02                            Baa       $     790,237
    375,000  Georgia-Pacific Corp.
             7.25%, 06/01/28                            Baa             379,263
    425,000  Noranda Forest, Inc., Debenture
             8.87%, 10/15/99                            Baa             437,240
    400,000  Scherer (R.P.) Corp., Senior Note
             6.75%, 02/01/04                            Ba              402,053
                                                                  -------------
                                                                      2,008,793
                                                                  -------------
             Insurance - 1.41%
    600,000  Conseco, Inc.
             6.80%, 06/15/05                            Baa             600,660
    800,000  Markel Corp.
             7.25%, 11/01/03                            Baa             835,961
    400,000  USF&G Corp.
             8.38%, 06/15/01                            A               424,016
                                                                  -------------
                                                                      1,860,637
                                                                  -------------
             Business Services - 0.99%
  1,400,000  Olsten Corp.
             4.75%, 10/01/00                            Ba            1,309,000
                                                                  -------------
             Transportation - 0.76%
  1,000,000  Wisconsin Central Transportation
             6.63%, 04/15/08                            Baa           1,001,674
                                                                  -------------
             Energy - 0.73%
    925,000  Canadian Occidental Petroleum
             Yankee Bond
             7.40%, 05/01/28                            Baa             964,960
                                                                  -------------
             Equipment - 0.67%
    850,000  Toro Co.
             7.80%, 06/15/27                            Baa             890,003
                                                                  -------------
             Merchandising and Retail - 0.62%
    800,000  Great Atlantic & Pacific Tea Co., Inc.
             7.70%, 01/15/04                            Baa             815,985
                                                                  -------------
             Entertainment/Leisure - 0.36%
    450,000  Royal Caribbean Cruises, Ltd.
             7.50%, 10/15/27                            Baa             474,872
                                                                  -------------
             Technology - 0.34%
    450,000  Tyco International Group, Inc.
             6.38%, 06/15/05                            Baa             450,850
                                                                  -------------
             Utilities - 0.08%
    100,000  System Energy Resources, Inc.
             7.63%, 04/01/99                            Baa             100,886
                                                                  -------------
             Total Corporate Notes and Bonds                         46,373,921
             (Cost $46,292,961)                                   -------------

ASSET-BACKED SECURITIES - 16.87%

$   325,287  Advanta Mortgage Loan Trust, Series 93-4
             5.50%, 03/25/10                            Aaa       $     318,343
  1,200,000  AMRESCO Residential Mortgage Securities
             6.45%, 03/25/27                            Baa           1,227,840
  1,270,566  Bear Stearns Mortgage Securities
             6.75%, 04/30/30                            Aa            1,271,240
  1,000,000  Chase Commercial Mortgage Securities
             7.60%, 06/18/06 (F)                        BBB-          1,020,940
    700,000  Chase Commercial Mortgage Securities
             7.37%, 05/19/27 (F)                        BBB             722,071
  1,123,991  Citicorp Mortgage Securities
             7.50%, 11/25/25                            Baa           1,150,762
  1,200,000  Contimortgage Home Equity Loan Trust
             Class A 6.88%, 01/15/28                    Aaa           1,229,208
    925,000  EQCC Home Equity Loan Trust, Series
             1996-4 6.89%, 01/15/28                     Aaa             953,135
    100,103  Fund America Investors Corp. II, 1993-F
             5.40%, 09/25/09                            Aaa              98,416
    900,000  GMAC Commercial Mortgage Securities
             7.09%, 11/15/10                            Baa             915,471
    637,460  Housing Securities, Inc.
             6.50%, 07/25/09 (F)                        AAA             640,743
  1,000,000  Merrill Lynch Mortgage Investors, Inc.
             6.96%, 11/21/28                            Aa              981,720
    825,000  Merrill Lynch Mortgage Investors, Inc.
             7.12%, 06/18/29                            Aa              837,119
    575,000  Mortgage Capital Funding, Inc.
             7.90%, 02/15/06 (F)                        AAA             616,331
  1,033,199  Norwest Asset Securities Corp.
             6.75%, 02/25/13                            Aaa           1,044,182
  2,521,280  Norwest Asset Securities Corp.
             6.50%, 04/25/13                            Aaa           2,534,013
  1,000,000  Oakwood Mortgage Investors, Inc.
             7.33%, 02/15/28                            Baa           1,013,280
    700,000  Preferred Credit Corp.
             7.59%, 07/25/26                            Aaa             737,586
  2,100,000  Residential Funding Mortgage Securities
             6.50%, 02/25/13 (F)                        AAA           2,117,598
    115,737  Resolution Trust Corp.
             8.00%, 04/25/25                            Baa             118,725
    625,000  Resolution Trust Corp.
             8.00%, 06/25/26 (F)                        A               637,306
    275,000  Resolution Trust Corp.
             6.90%, 02/25/27                            A               274,486
    234,398  Resolution Trust Corp.
             7.45% 05/25/29                             Baa             237,964
  1,550,000  The Money Store Home Equity Trust, 1996-D
             7.00%, 04/15/28                            Aaa           1,595,600
     12,154  UCFC Home Equity Loan Trust, 1994-B2
             7.10%, 06/10/23                            Aaa              12,396
                                                                  -------------
             Total Asset-Backed Securities                           22,306,475
             (Cost $20,843,142)                                   -------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
 Shares                                           Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------


INVESTMENT COMPANY - 4.20%

  5,551,277  ILA Prime Obligation Portfolio
             Fund Class B                               Aaa       $   5,551,277
                                                                  -------------
             Total Investment Company                                 5,551,277
             (Cost $5,551,277)                                    -------------

Par Value
---------

COMMERCIAL PAPER (C) - 1.51%

$ 1,000,000  General Electric Capital Corp.
             5.50%, 07/29/98 (E)                        Aaa             995,722
  1,000,000  J.P. Morgan & Co.
             5.51%, 07/27/98 (F)                        A               996,021
                                                                  -------------
             Total Commercial Paper                                   1,991,743
             (Cost $1,991,743)                                    -------------

Total Investments - 103.67%                                         137,034,189
(Cost $134,539,655)                                               -------------

Net Other Assets and Liabilities - (3.67)%                           (4,852,945)
                                                                  -------------
Net Assets - 100.00%                                              $ 132,181,244
                                                                  =============


---------------------------------------
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $2,522,658 or 1.91% of net assets.
(B)    Pass Through Certificates
(C)    Effective yield at time of purchase.
(D)    Forward Commitment
(E)    Designated as Collateral on Forward Commitment
(F) Standard & Poor's ("S&P") credit ratings are used in the absence of a rating by Moody's Investors, Inc.
MTN    Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $134,539,655. Net unrealized appreciation (depreciation) aggregated $2,494,534, of which $2,769,471 related to appreciated investment securities and $(274,937) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $570,218 in 2002; and $500,277 in 2004.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $26,481,698 and $15,084,312 from non-governmental issuers, respectively, and $71,679,901 and $60,199,780 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings                  S&P Ratings
       Aaa             55.37%           AAA           2.46%
       Aa               7.32            AA            0.49
       A                5.27            A             1.17
       Baa             23.72            BBB           1.27
       Ba               2.93
                      -------                       -------
                       94.61%                         5.39%
                      =======                       =======




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.21%

             Federal National
             Mortgage Association - 16.74%
$   233,539  6.00%, 05/01/01, Pool # 190806 (A)         Aaa       $     233,161
  1,371,025  7.38%, 08/17/03, REMIC (A)                 Aaa           1,392,029
    731,405  6.50%, 05/01/08, Pool # 50730 (A)          Aaa             736,642
    548,165  8.50%, 07/01/08, Pool # 10001 (A)          Aaa             571,967
    180,300  8.00%, 04/01/09, Pool # 111253 (A)         Aaa             185,354
    567,785  9.00%, 02/01/10, Pool # 303165 (A)         Aaa             594,301
  1,549,418  6.50%, 09/01/10, Pool # 327824 (A)         Aaa           1,559,288
    199,207  7.00%, 05/01/17, Pool # 68635 (A)          Aaa             202,044
  1,216,008  8.00%, 04/01/22, Pool # 124267 (A)         Aaa           1,261,888
  1,452,538  8.00%, 01/01/23, Pool # 125178 (A)         Aaa           1,507,342
    707,097  8.00%, 04/01/23, Pool # 124834 (A)         Aaa             733,776
     41,925  7.00%, 11/01/23, Pool # 249703 (A)         Aaa              42,593
  2,022,995  7.00%, 11/01/23, Pool # 50930 (A)          Aaa           2,055,221
  3,133,811  6.50%, 01/01/24, Pool # 50965 (A)          Aaa           3,136,349
  2,701,011  7.00%, 02/01/24, Pool # 50993 (A)          Aaa           2,742,227
  1,616,296  7.50%, 10/01/25, Pool # 321152 (A)         Aaa           1,657,689
    229,570  7.50%, 10/01/26, Pool # 359890 (A)         Aaa             235,449
    294,632  7.50%, 12/01/26, Pool # 362034 (A)         Aaa             302,274
    565,625  7.50%, 12/01/26, Pool # 366778 (A)         Aaa             580,297
    375,000  7.50%, 07/01/28 (B)                        Aaa             384,607
  7,700,000  7.50%, 08/01/28 (B)                        Aaa           7,793,833
  8,126,481  7.50%, 08/01/28 (B)                        Aaa           8,322,029
                                                                  -------------
                                                                     36,230,360
                                                                  -------------
             U.S. Treasury Bonds - 10.64%
  6,115,000  6.63%, 03/31/02 (C)                        Aaa           6,332,847
  4,565,000  7.25%, 05/15/16 (D)                        Aaa           5,349,609
  1,500,000  7.50%, 11/15/16                            Aaa           1,800,938
    650,000  7.63%, 11/15/22                            Aaa             810,266
  7,385,000  7.13%, 02/15/23 (E)                        Aaa           8,735,074
                                                                  -------------
                                                                     23,028,734
                                                                  -------------
             U.S. Treasury Notes - 9.13%
  2,780,000  5.87%, 03/31/99                            Aaa           2,787,820
     90,000  7.75%, 01/31/00                            Aaa              92,953
  5,175,000  5.63%, 02/28/01                            Aaa           5,187,938
  4,025,000  5.75%, 08/15/03                            Aaa           4,067,766
    250,000  6.50%, 08/15/05                            Aaa             263,906
  6,785,000  6.88%, 05/15/06                            Aaa           7,349,003
                                                                  -------------
                                                                     19,749,386
                                                                  -------------
             Federal Home Loan
             Mortgage Corporation - 5.90%
  2,000,000  5.48%, 07/14/98 (F)                        Aaa           1,996,042
    231,852  9.50%, 03/01/01, Pool # 200029             Aaa             239,473
     86,752  6.50%, 06/01/04, Pool # 548801             Aaa              86,318
    161,150  6.50%, 08/01/04, Pool # 181863             Aaa             161,377
  1,141,422  7.50%, 01/01/07, Pool # E00071             Aaa           1,173,793
    276,132  8.00%, 04/01/07, Pool # 170014             Aaa             285,095
    312,861  8.00%, 09/01/08, Pool # 530125             Aaa             321,581
    195,155  8.00%, 04/01/09, Pool # 534627             Aaa             198,998
    127,668  8.00%, 06/01/09, Pool # 184989             Aaa             131,548
    267,143  8.00%, 08/01/09, Pool # 546108             Aaa             275,262
  3,009,123  7.00%, 08/01/10, Pool # E20187             Aaa           3,064,159
     31,480  7.00%, 09/01/11, Pool # E65257             Aaa              32,053
    452,667  7.00%, 11/01/11, Pool # E65777             Aaa             460,915
  1,021,478  7.00%, 12/01/11, Pool # E20276             Aaa           1,040,089
  1,281,144  7.90%, 07/01/16, Pool # W30001             Aaa           1,371,425
    434,934  8.75%, 05/01/17, Pool # A00870             Aaa             461,400
    356,376  7.50%, 10/01/18, Pool # 304313             Aaa             362,748
    533,549  9.50%, 08/01/19, Pool # 555229             Aaa             567,354
     16,394  9.50%, 08/01/20, Pool # A00742             Aaa              17,706
     24,031  10.00%, 10/01/20, Pool # D06613            Aaa              26,265
    202,997  10.00%, 12/01/20, Pool # D13442            Aaa             221,693
    245,119  9.50%, 02/01/21, Pool # D06612             Aaa             264,353
                                                                  -------------
                                                                     12,759,647
                                                                  -------------
             Government National
             Mortgage Association - 5.80%
  1,100,963  9.50%, 02/15/06, Pool # 780238             Aaa           1,158,326
    224,231  6.50%, 09/15/08, Pool # 357124 (A)         Aaa             226,705
    129,227  9.00%, 08/15/16, Pool # 165233 (A)         Aaa             139,699
    172,832  9.00%, 08/15/16, Pool # 173341 (A)         Aaa             186,838
    213,855  8.00%, 08/15/22, Pool # 323199 (A)         Aaa             222,578
    934,757  7.00%, 05/15/23, Pool # 352154 (A)         Aaa             951,770
    939,594  7.00%, 06/15/23, Pool # 349678 (A)         Aaa             956,695
  3,345,076  6.50%, 01/15/24, Pool # 370999             Aaa           3,348,922
    102,071  8.00%, 09/15/26, Pool # 421495             Aaa             105,770
    296,483  8.00%, 09/15/26, Pool # 431341             Aaa             307,228
    924,880  8.00%, 09/15/26, Pool # 436476             Aaa             958,398
  4,000,000  6.50%, 08/01/28 (B)                        Aaa           3,981,252
                                                                  -------------
                                                                     12,544,181
                                                                  -------------
             Total U.S. Government
             and Agency Obligations                                 104,312,308
             (Cost $100,104,422)                                  -------------

CORPORATE NOTES AND BONDS - 35.80%

             Finance - 11.81%
  1,000,000  AON Capital Trust, Series A
             8.50%, 01/01/27                            A             1,157,542
  1,500,000  AT&T Capital Corp., MTN
             6.25%, 05/15/01                            Baa           1,500,502
  1,925,000  BankBoston
             6.38%, 03/25/08                            A             1,929,325
  1,450,000  BCH Cayman Islands
             Yankee Subordinated Note, Guaranteed
             6.50%, 02/15/06                            A             1,462,838
  2,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                            A             2,001,660
    500,000  Coles Myer Finance USA, Ltd., Series A,
             MTN 5.45%, 07/16/98                        A               500,010
  1,000,000  Compass Trust I
             8.23%, 01/15/27                            A             1,095,467



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

             Finance (continued)
$ 1,500,000  Conseco Financing Trust III
             8.80%, 04/01/27                            Ba        $   1,704,196
  1,075,000  First Empire Capital Trust I
             8.23%, 02/01/27                            A             1,178,122
  1,300,000  Ford Motor Credit Co.
             6.25%, 12/08/05                            A             1,305,924
  1,805,000  General Motors Acceptance Corp.
             5.88%, 01/22/03                            A             1,788,186
  1,750,000  Homeside Lending, Inc., MTN
             6.88%, 05/15/00                            A             1,773,728
  1,750,000  MBNA Corp., MTN
             6.96%, 09/12/02                            Baa           1,787,366
  2,000,000  Star Banc Corp., Series A, MTN
             6.97%, 05/01/00                            A             2,031,632
  1,000,000  Travelers Group, Inc.
             7.25%, 05/01/01                            A             1,031,987
  1,700,000  The Money Store, Inc.
             8.05%, 04/15/02                            Ba            1,806,479
  1,500,000  U.S. West Capital Funding
             6.13%, 07/15/02                            A             1,500,173
                                                                  -------------
                                                                     25,555,137
                                                                  -------------
             Utilities - 3.95%
  2,195,000  Connecticut Light & Power Co.
             First Mortgage, Series 94D
             7.88%, 10/01/24                            Ba            2,351,927
  1,000,000  Empresa Electrica Pehuenche SA
             Yankee Note
             7.30%, 05/01/03                            Baa           1,010,732
  2,000,000  K.N. Energy, Inc., Senior Note
             6.45%, 03/01/03                            Baa           2,008,146
  1,250,000  Philadelphia Electric Co.
             First Mortgage, Series 1992
             7.50%, 01/15/99                            Baa           1,259,614
  1,100,000  Sithe/Independence Funding Corp.
             Guaranteed, Series A
             9.00%, 12/30/13                            Baa           1,312,938
    580,000  Texas Utilities Electric Co.
             7.38%, 10/01/25                            Baa             600,271
                                                                  -------------
                                                                      8,543,628
                                                                  -------------
             Industry - 3.83%
  1,225,000  Chesapeake Corp.
             7.00%, 03/15/05                            Baa           1,279,645
  1,900,000  Donohue Forest Products, Inc.
             Senior Note
             7.63%, 05/15/07                            Baa           2,022,029
  1,350,000  Georgia Gulf Corp.
             7.63%, 11/15/05                            Ba            1,391,462
  2,000,000  News America Holdings, Inc.
             7.38%, 10/17/08                            Baa           2,094,924
  1,500,000  Tyco International Group SA
             Yankee Subordinated Note
             6.25%, 06/15/13                            Baa           1,495,527
                                                                  -------------
                                                                      8,283,587
                                                                  -------------
             Communications - 2.89%
  1,225,000  LCI International, Inc., Senior Note
             7.25%, 06/15/07                            Baa           1,229,220
  2,550,000  TCI Communications, Inc.,
             Senior Debenture
             7.88%, 02/15/26                            Baa           2,863,578
  2,000,000  WorldCom, Inc., Note
             7.75%, 04/01/07                            Baa           2,160,512
                                                                  -------------
                                                                      6,253,310
                                                                  -------------
             Securities Brokers and Dealers - 2.46%
  2,045,000  Donaldson Lufkin & Jennrette, Inc.
             Senior Note
             6.88%, 11/01/05                            A             2,112,327
  1,500,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                            Baa           1,512,694
  1,700,000  Paine Webber Group, Inc., Senior Note
             6.55%, 04/15/08                            Baa           1,705,753
                                                                  -------------
                                                                      5,330,774
                                                                  -------------
             Transportation - 2.35%
  1,300,000  AMR Corp.
             9.50%, 05/15/01                            Baa           1,414,720
    900,000  Consolidated Freightways, Inc.
             9.13%, 08/15/99                            Baa             927,409
  2,003,000  United Air Lines, Inc.
             9.00%, 12/15/03                            Baa           2,241,821
    446,443  United Air Lines, Inc.
             9.30%, 03/22/08                            Baa             512,065
                                                                  -------------
                                                                      5,096,015
                                                                  -------------
             Oil, Gas, and Petroleum - 2.21%
    700,000  Southwest Gas Corp.
             Debenture, Series F
             9.75%, 06/15/02                            Baa             785,188
  1,500,000  Tennessee Gas Pipeline Co.
             7.50%, 04/01/17                            Baa           1,637,995
    800,000  Union Pacific Resources, Co.
             6.50%, 05/15/05                            Baa             805,468
  1,500,000  Valero Energy Corp., MTN
             7.50%, 05/31/01 (H)                        BBB           1,547,071
                                                                  -------------
                                                                      4,775,722
                                                                  -------------
             Book Publishing - 1.09%
  1,230,000  Time Warner, Inc., Debenture
             8.05%, 01/15/16                            Baa           1,403,242
    750,000  Time Warner, Inc., Debenture
             9.15%, 02/01/23                            Baa             951,713
                                                                  -------------
                                                                      2,354,955
                                                                  -------------
             Technology - 0.92%
  2,000,000  Computer Associates International, Inc.
             6.25%, 04/15/03 (G)                        Baa           2,000,824
                                                                  -------------




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                          Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

             Electronics - 0.81%
$ 1,700,000  Clear Channel Communications, Inc.
             7.25%, 10/15/27                             Baa       $  1,751,442
                                                                   ------------
             Processed Foods - 0.78%
  1,500,000  Ralston Purina Co.
             7.75%, 10/01/15                             Baa          1,679,812
                                                                   ------------
             Manufacturing - 0.70%
  1,500,000  Black & Decker Corp.
             6.63%, 11/15/00                             Baa          1,515,546
                                                                   ------------
             Pharmaceuticals - 0.70%
  1,500,000  Watson Pharmaceuticals, Inc.
             7.13%, 05/15/08                             Ba           1,503,997
                                                                   ------------
             Media - 0.53%
  1,125,000  Hearst-Argyle Television, Inc.
             7.00%, 01/15/18                             Baa          1,141,763
                                                                   ------------
             Engineering and Construction - 0.40%
    850,000  Pulte Corp., Senior Note
             7.00%, 12/15/03                             Baa            874,131
                                                                   ------------
             Consumer Products - 0.37%
    675,000  Time Warner Entertainment Co., LP
             Senior Debenture
             8.38%, 03/15/23                             Baa            790,259
                                                                   ------------

             Total Corporate Notes and Bonds                         77,450,902
             (Cost $77,256,916)                                    ============

ASSET-BACKED SECURITIES (A) - 14.71%

  1,743,925  Associates Manufactured Housing
             6.70%, 03/15/27                             Aaa          1,754,894
  2,350,000  BankBoston RV Asset Backed Trust
             1997-1, Series A8
             6.54%, 02/15/09                             Aaa          2,383,934
  2,000,000  Barnett Auto Trust, 1997-A, A3
             6.03%, 11/15/01                             Aaa          2,004,500
  1,620,686  Bear Stearns Mortgage Securities, Inc.
             1995-1, Series 1A, CMO
             6.48%, 05/25/10                             Aaa          1,627,347
  1,250,000  Bear Stearns Mortgage Securities, Inc.
             1996-1, Series A10, CMO
             7.75%, 06/25/27                             Aaa          1,290,065
    750,000  Carco Auto Loan Master Trust,
             1997-1, Series A
             6.69%, 08/15/04                             Aaa            761,565
  3,000,000  Chase Manhattan Auto Owner Trust
             1998-A, Series A3
             5.70%, 09/17/01                             Aaa          2,994,780
  1,075,000  Comcast Cable Communications, Inc.
             8.13%, 05/01/04                             Baa          1,168,901
  1,684,760  Financial Asset Securitization, Inc.
             1997-NAMC, Series FXA2, CMO
             7.75%, 05/25/27 (H)                         Aaa          1,738,587
  1,599,526  First Plus Home Loan Owner Trust
             1996-2, Series A5
             7.47%, 02/20/11                             Aaa          1,636,187
  1,414,700  General Motors Acceptance Corp.
             1996-C1, Series A2A, CMO
             6.79%, 10/15/28                             A            1,446,715
    440,877  Green Tree Financial Corp., 1992-1
             Series A3
             6.70%, 10/15/17                             Aaa            443,487
  1,700,000  Green Tree Financial Corp., 1994-1
             Series A3
             6.90%, 04/15/19                             Aaa          1,717,731
    128,325  Green Tree Financial Corp., 1994-2
             Series A2
             7.35%, 05/15/19                             Aaa            128,784
    173,024  Green Tree Financial Corp., 1994-8
             Series A3
             8.25%, 04/15/25                             Aaa            173,856
    378,745  Green Tree Recreation
             Equipment & Consumer Trust
             1997-B, Series A1
             5.55%, 02/15/18                             Aaa            377,237
  1,098,838  Green Tree Recreation
             Equipment & Consumer Trust
             6.55%, 07/15/28 (H)                         Aaa          1,117,408
    187,498  NationsBank Auto Grantor Trust
             1995-A, Series B
             6.00%, 06/15/02                             A              187,777
  1,950,000  Olympic Automobile Receivables Trust
             Series 1996-A, Class A-4
             5.85%, 07/15/01                             Aaa          1,950,780
  1,000,000  PSB Lending Home Loan Owner Trust
             1997-3, Series A2
             6.57%, 02/20/13                             Aaa          1,009,190
  1,560,000  Residential Asset Securities Trust
             7.50%, 11/25/11                             Aaa          1,574,992
  1,750,000  Resolution Trust Corp.
             1995-C1, Series A4C, CMO
             6.85%, 02/25/27                             Aaa          1,759,153
    775,000  Vendee Mortgage Trust, 1997-1
             Series 2B, CMO
             7.50%, 09/15/01                             NR             783,914
     38,273  Western Financial Grantor Trust
             1994-2, Series A2
             6.38%, 09/01/99                             Aaa             38,322
    183,151  Western Financial Grantor Trust
             1995-2, Series A2
             7.10%, 07/01/00                             Aaa            184,259
  1,575,000  WFS Financial Owner Trust, 1998-B
             6.05%, 04/20/03 #                           Aaa          1,573,805
                                                                   ------------
             Total Asset-Backed Securities                           31,828,170
             (Cost $30,410,389)                                    ------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                          Value
 Par Value                                        Moody's Ratings       (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (F) - 7.61%

$ 2,500,000  BBL North America
             5.51%, 07/09/98, (H)                       A         $   2,496,938
  4,000,000  Budget Funding Corp.
             5.58%, 07/14/98, (H)                       A             3,991,939
  2,500,000  Ciesco
             5.50%, 07/14/98                            Aa            2,495,034
  2,200,000  CitiCorp
             5.50%, 07/14/98                            Aa            2,195,630
  1,300,000  Ford Motor Credit Corp
             5.49%, 07/14/98                            A             1,297,422
  2,000,000  Goldman Sachs Group
             5.51%, 07/10/98                            A             1,997,245
  2,000,000  Republic Industrial Funding
             5.55%, 07/13/98                            A             1,996,300
                                                                  -------------
             Total Commercial Paper                                  16,470,508
             (Cost $16,470,508)                                   -------------

REPURCHASE AGREEMENT - 2.31%

  5,000,000  First Union Repurchase Agreement
             6.65%, 07/01/98, Dated 06/30/98
             Repurchase Price $5,000,924
             (Collateralized by RBMG Funding Co., 5.84%
             Due 10/25/29; Total Par $5,250,000;
             Market Value $5,250,000)                   NR            5,000,000
                                                                  -------------
             Total Repurchase Agreement                               5,000,000
             (Cost $5,000,000)                                    -------------

INVESTMENT COMPANY - 0.05%
    104,862  SSgA Prime Money Market Fund               NR        $     104,862
                                                                  -------------
             Total Investment Company                                   104,862
             (Cost $104,862)                                      -------------

Total Investments - 108.69%
(Cost $229,347,097)                                                 235,166,750
                                                                  -------------
Net Assets and Other Liabilities - (8.69)%                          (18,808,255)
                                                                  -------------
Net Assets - 100.00%                                              $ 216,358,495
                                                                  =============
-----------------------------------------------
(A)    Pass Through Certificates
(B)    Forward Commitments
(C)    Designated as collateral on Forward Commitment, par value of $6,115,000.
(D)    Designated as collateral on Forward Commitment, par value of $4,565,000.
(E)    Designated as collateral on Forward Commitment, par value of $5,600,000.
(F)    Effective yield at time of purchase
(G) Security exempt from registration under rule 144A or the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $2,000,824 or 0.92% of net assets.
(H) Standard & Poor's ("S&P") credit ratings are used in the absence of a rating by Moody's Investors, Inc.
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $229,347,097. Net unrealized appreciation (depreciation) aggregated $5,819,653, of which $6,010,548 related to appreciated investment securities and $(190,895) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforward of $1,388,318 which expires 2002.


OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $84,027,623 and $78,523,404 of non-governmental issuers, respectively, and $34,399,894 and $26,450,073 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings                          S&P Ratings
       Aaa             55.16%                   AAA           1.21%
       Aa               1.99                    A             2.76
       A               11.82                    BBB           0.66
       Baa             20.18
       Ba               3.72
       NR (Not Rated)   2.50
                     --------                                -------
                       95.37%                                 4.63%
                     ========                                =======


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
  Par Value                                                             (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.51%

             U.S. Treasury Notes - 38.81%
$ 3,950,000  7.13%, 02/29/00                                       $  4,048,750
  3,000,000  6.50%, 08/31/01                                          3,080,625
  6,025,000  6.38%, 09/30/01                                          6,168,094
  1,000,000  6.25%, 02/28/02                                          1,022,813
  4,525,000  5.75%, 08/15/03                                          4,573,078
  6,350,000  6.88%, 05/15/06                                          6,877,844
                                                                   ------------
                                                                     25,771,204
                                                                   ------------
             Federal National Mortgage Association - 21.72%
  1,850,000  6.45%, 04/23/01, MTN                                     1,887,116
  1,000,000  6.20%, 07/10/03, Note                                      993,583
    825,919  7.38%, 08/17/03, REMIC, (A)                                838,572
  1,300,000  5.80%, 12/10/03, Note                                    1,305,248
    350,000  6.40%, 01/13/04, Note                                      350,096
    950,000  6.82%, 08/23/05, MTN                                     1,012,480
  1,147,434  7.50%, 03/01/07, Pool # 50545 (A)                        1,179,447
  1,200,000  6.57%, 08/22/07, MTN                                     1,270,413
  1,097,108  6.50%, 05/01/08, Pool # 50730, (A)                       1,104,963
  1,300,000  8.40%, 02/25/09, Class A3,
             Series 1996-W2, CMO, (A)                                 1,376,805
    108,180  8.00%, 04/01/09, Pool # 111253, (A)                        111,212
    476,642  7.00%, 01/01/10, Pool # 303194                             485,388
    439,113  6.40%, 11/25/10, Class A2,
             Series 1995-T2, REMIC, (A)                                 441,138
     73,549  7.00%, 05/01/17, Pool #  68635, (A)                         74,596
    708,154  8.00%, 09/01/21, Pool # 70941, (A)                         735,793
  1,250,000  7.00%, 06/25/26, Class A3,
             Series 1996-M6, REMIC, (A)                               1,256,400
                                                                   ------------
                                                                     14,423,250
                                                                   ------------
             Federal Home Loan Mortgage Corporation - 8.67%
    241,749  9.50%, 03/01/01, Pool # 200029                             249,695
  1,000,000  5.99%, 03/06/01, Bond                                      996,515
     61,883  6.50%, 06/01/04, Pool # 548801, (A)                         61,573
    140,644  6.50%, 08/01/04, Pool # 181863, (A)                        140,842
    434,553  7.50%, 02/01/07, Pool # E00075, (A)                        446,877
    312,861  8.00%, 09/01/08, Pool # 530125, (A)                        321,581
  1,109,649  6.50%, 02/01/09, Pool # E00279, (A)                      1,119,015
    221,508  8.00%, 04/01/09, Pool # 534627, (A)                        225,869
     79,799  8.00%, 06/01/09, Pool # 184989, (A)                         82,224
    267,144  8.00%, 08/01/09, Pool # 546108, (A)                        275,262
    139,123  8.00%, 09/01/09, Pool # 273699, (A)                        141,863
    337,143  7.90%, 07/01/16, Pool # W30001, (A)                        360,901
    259,979  8.00%, 06/01/19, Pool # 544250, (A)                        269,630
    246,541  10.00%, 03/01/21, Pool # A00969, (A)                       269,456
    797,140  6.50%, 06/01/23, Pool # N30118, (A)                        798,527
                                                                   ------------
                                                                      5,759,830
                                                                   ------------
             Federal Farm Credit Bank - 5.29%
  2,000,000  6.71%, 04/25/01, MTN                                     2,052,478
  1,400,000  6.65%, 08/08/03, MTN                                     1,457,636
                                                                   ------------
                                                                      3,510,114
                                                                   ------------
             Government National Mortgage Association (A) - 4.63%
    328,046  9.50%, 02/15/06, Pool # 780238                             345,138
     91,062  8.00%, 12/15/06, Pool # 014758                              95,517
     87,780  6.50%, 06/15/09, Pool # 376548                              88,735
  1,859,301  7.00%, 06/15/09, Pool # 374332                           1,904,593
    627,335  7.00%, 06/15/12, Pool # 411797                             642,309
                                                                   ------------
                                                                      3,076,292
                                                                   ------------
             Federal Home Loan Bank - 2.56%
    550,000  6.55%, 03/07/05, Note, Series FX05                         575,503
  1,100,000  6.19%, 05/06/08, Series EB08                             1,126,812
                                                                   ------------
                                                                      1,702,316
                                                                   ------------
             U.S. Treasury Bond - 2.16%
  1,100,000  10.75%, 08/15/05                                         1,431,032
                                                                   ------------
             U.S. Government Backed Bond - 1.67%
  1,100,000  Tennessee Valley Authority, Series D
             6.00%, 11/01/00                                          1,108,392
                                                                   ------------
             Total U.S. Government and Agency Obligations            56,782,430
             (Cost $56,091,422)                                    ------------

ASSET-BACKED SECURITIES (A) - 11.03%

  1,500,000  American Express Master Trust, 1998-1, Series A
             5.90%, 04/15/04                                          1,493,496
  1,170,921  Associates Manufactured Housing, 1996-1, Series A2
             6.70%, 03/15/27                                          1,178,286
  1,550,000  Chase Credit Card Master Trust, 1997-2, Series A
             6.30%, 04/15/03                                          1,567,515
  1,500,000  Discover Card Master Trust, 1998-2, Series  A
             5.80%, 09/16/03                                          1,501,215
    111,125  Green Tree Financial Corp.
             Class A3, Series 1994-7
             8.00%, 03/15/20                                            111,498
     60,599  Green Tree Recreation Equipment & Consumer Trust
             Class A1, Series 1996-A
             5.55%, 02/15/18                                             60,358
  1,400,000  Premier Auto Trust, 1996-4, Series A4
             6.40%, 10/06/01                                          1,410,444
                                                                   ------------
             Total Asset-Backed Securities                            7,322,812
             (Cost $7,313,297)                                     ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANY - 2.00%

  1,327,510  SSgA Prime Money Market Fund                          $  1,327,510
                                                                   ------------
             Total Investment Company                                 1,327,510
             (Cost $1,327,510)                                     ------------

Total Investments - 98.54%                                           65,432,752
(Cost $64,732,229)                                                 ------------
Net Other Assets and Liabilities - 1.46%                                969,961
                                                                   ------------
Net Assets - 100.00%                                               $ 66,402,713
                                                                   ============


----------------------------------------------
(A)    Pass Through Certificates
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit




FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $64,732,229. Net unrealized appreciation (depreciation) aggregated $700,523, of which $799,955 related to appreciated investment securities and $(99,432) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforwards which expire as follows: $1,544,794 in 2002, $515,322 in 2003, $461,593 in 2004; and
$64,602 in 2005.


OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $10,628,738 and $8,620,927 of non-governmental issuers, respectively, and $25,401,612 and $18,253,499 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings (Unaudited)

           Aaa               98.00%
           NR (Not Rated)     2.00
                            ------
                            100.00%
                            ======





                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                       Value
 Par Value                                                            (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 32.13%

            Finance - 16.81%
$3,165,000  Abbey National Treasury Services, Plc
            6.50%, 12/21/98                                        $  3,171,659
 5,000,000  American Honda Finance Corp., MTN
            5.66%, 10/23/98 (B)                                       5,000,172
 2,000,000  Asset-Backed Capital Finance, Inc.
            5.68%, 09/23/98 (B) *                                     2,000,000
 1,000,000  Associates Corp.of North America
            6.75%, 06/28/99                                           1,007,609
 2,500,000  Avco Financial Service, Inc., MTN
            5.63%, 11/17/98 *                                         2,500,000
 3,000,000  Bell Atlantic Financial Services, MTN
            5.30%, 09/01/98                                           2,997,548
 3,500,000  CIT Group Holdings, Inc., Senior MTN
            5.57%, 01/27/99 *                                         3,499,023
 2,500,000  CIT Group Holdings, Inc., Senior MTN
            6.20%, 06/17/99                                           2,510,370
 1,000,000  Compass Auto Receivables Trust
            5.66%, 07/15/99                                           1,000,000
   700,000  Ford Motor Credit Co., MTN
            8.21%, 03/16/99                                             711,722
 4,000,000  General Motors Acceptance Corp., MTN
            5.56%, 09/21/98 *                                         3,999,378
 3,650,000  General Motors Acceptance Corp., MTN
            5.70%, 02/09/99                                           3,647,458
 1,500,000  Household Financial Corp., Ltd., Senior Note
            7.13%, 04/30/99                                           1,515,319
 2,500,000  New England Loan Marketing Corp., MTN
            5.85%, 07/17/98 *                                         2,500,210
 6,000,000  New England Loan Marketing Corp., MTN
            5.83%, 09/18/98 *                                         6,002,431
 1,000,000  PACCAR Financial Corp., MTN
            6.46%, 05/19/99                                           1,005,662
 2,250,000  Sears Roebuck Acceptance Corp., MTN
            6.54%, 05/06/99                                           2,263,760
                                                                   ------------
                                                                     45,332,321
                                                                   ------------

            Security Brokers and Dealers - 7.67%
 5,000,000  Bear Stearns Cos., Inc., Series B, MTN
            5.66%, 08/25/98 *                                         5,000,000
 2,000,000  Lehman Brothers Holdings, Inc., MTN
            6.65%, 07/14/98                                           2,000,553
 5,500,000  Paine Webber Group, Inc., MTN
            5.75%, 11/04/98 *                                         5,500,000
 1,000,000  Paine Webber Group, Inc., MTN
            8.45%, 12/16/98                                           1,011,264
 5,000,000  Paine Webber Group, Inc., MTN
            5.75%, 03/10/99 *                                         5,000,000
 1,164,000  Salomon-Smith Barney Holdings
            5.50%, 01/15/99                                           1,161,979
 1,000,000  Shearson-Lehman Holdings, Inc., MTN
            6.08%, 07/08/98                                           1,000,054
                                                                   ------------
                                                                     20,673,850
                                                                   ------------

            Commercial Banks - 4.29%
$2,000,000  First Chicago Corp.
            9.00%, 06/15/99                                        $  2,058,609
 1,000,000  First Interstate Bancorp, Senior Subordinated Note
            8.63%, 04/01/99                                           1,020,314
 3,500,000  First Union National Bank, MTN
            5.79%, 04/30/99 *                                         3,500,000
 3,000,000  Key Bank N.A., MTN
            5.76%, 01/14/99 *                                         2,999,563
 1,000,000  Norwest Corp., Series G, MTN
            6.00%, 10/13/98                                           1,000,116
 1,000,000  Wells Fargo & Co., Euro-Dollar
            5.81%, 07/31/98 *                                         1,000,070
                                                                   ------------
                                                                     11,578,672
                                                                   ------------

            Communication - 1.89%
 2,000,000  MCI Communications Corp.
            5.88%, 03/16/99 *                                         2,001,935
 3,100,000  Nippon Telegraph & Telephone Corp.
            9.50%, 07/27/98                                           3,107,607
                                                                   ------------
                                                                      5,109,542
                                                                   ------------

            Insurance - 0.90%
 2,400,000  SunAmerica, Inc.
            9.00%, 01/15/99                                           2,438,323
                                                                   ------------

            Utilities - 0.38%
 1,000,000  Virginia Electric & Power Co., MTN, Series C
            9.30%, 06/09/99                                           1,032,435
                                                                   ------------

            Retail - 0.19%
   500,000  Sears Roebuck Co., Debenture
            8.20%, 04/15/99 *                                           508,866
                                                                   ------------
            Total Corporate Notes and Bonds                          86,674,009
            (Cost $86,674,009)                                     ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.55%

            Federal Home Loan Bank - 0.81%
 2,200,000  5.78%, 05/14/99                                           2,198,806
                                                                   ------------
            Federal Farm Credit Bank (A) - 0.74%
 2,000,000  5.50%, 08/12/98                                           1,987,167
                                                                   ------------
            Total U.S. Government
            Agency Obligations                                        4,185,973
            (Cost $4,185,973)                                      ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
 Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 48.17%

            Finance - 23.56%
$6,500,000  Asset-Backed Capital Finance, Inc.
            5.54%, 11/16/98 (C)                                   $  6,361,962
 1,450,000  Budget Funding Corp.
            5.57%, 07/09/98 (A)                                      1,448,194
 2,250,000  China Merchants (Cayman), Inc.
            5.55%, 08/26/98 (A)                                      2,230,575
 3,000,000  Den Norske Stats Oljeselska
            5.52%, 08/27/98 (A)                                      2,973,780
 4,000,000  Harley-Davidson Dealer Funding Corp.
            5.55%, 07/08/98 (A)                                      3,995,683
 2,300,000  Harley-Davidson Dealer Funding Corp.
            5.55%, 07/22/98 (A)                                      2,292,554
   400,000  Jefferson Smurfit Finance Corp., Series B
            5.55%, 07/06/98 (A)                                        399,692
   618,000  Jefferson Smurfit Finance Corp., Series B
            5.55%, 07/28/98 (A)                                        615,428
 4,397,000  Jefferson Smurfit Finance Corp., Series B
            5.55%, 08/11/98 (A)                                      4,369,223
 1,300,000  Jefferson Smurfit Finance Corp., Series B
            5.55%, 08/18/98 (A)                                      1,290,380
 1,672,000  Jefferson Smurfit Finance Corp., Series B
            5.54%, 08/25/98 (A)                                      1,657,848
 5,000,000  Mitsubishi Motors Credit of America, Inc.
            5.65%, 09/11/98 (A)                                      4,943,500
 2,000,000  Pegasus Two, Ltd.
            5.57%, 07/29/98 (C)                                      1,991,336
 3,000,000  Pegasus Two, Ltd.
            5.62%, 09/09/98 (C)                                      2,967,625
 2,000,000  Prudential Funding Corp.
            5.44%, 09/16/98 (A)                                      1,976,729
 5,000,000  Republic Industrial Funding Corp.
            5.54%, 07/22/98 (A)                                      4,983,842
 3,000,000  Standard Credit Card Master Trust
            5.53%, 07/14/98 (C)                                      2,994,009
 1,700,000  Toshiba Capital (Asia) Corp.
            5.77%, 08/14/98 (A)                                      1,688,011
 1,000,000  Toshiba Capital (Asia) Corp.
            5.75%, 09/01/98 (A)                                        990,097
 1,500,000  Toshiba Capital (Asia) Corp.
            5.77%, 10/06/98 (A)                                      1,476,680
 3,000,000  Trident Capital Finance, Inc.
            5.54%, 07/07/98 (C)                                      2,997,230
 8,000,000  Westways Funding I, Ltd.
            5.55%, 08/28/98 (C)                                      7,928,467
 1,000,000  Westways Funding II, Ltd.
            5.55%, 09/16/98 (C)                                        988,129
                                                                  ------------
                                                                    63,560,974
                                                                  ------------

            Banking- 8.19%
 1,225,743  BankBoston
            5.41%, 07/20/98 (A)                                      1,222,244
 1,500,000  Corestates Bank
            5.45%, 09/08/98 (A)                                      1,484,331
 3,000,000  Den Norske Bank
            5.47%, 08/10/98 (A)                                      2,981,767
 6,000,000  Den Norske Bank
            5.51%, 08/18/98 (A)                                      5,955,920
 1,087,872  European American Bank
            5.51%, 07/15/98 (A)                                      1,085,583
 6,500,000  Household International, Inc.
            5.58%, 07/15/98 (C)                                      6,485,895
 3,000,000  UniBanco - Grand Cayman
            5.49%, 04/15/99 (A)                                      2,868,240
                                                                  ------------
                                                                    22,083,980
                                                                  ------------

            Securities Brokers and Dealers - 7.67%
 2,000,000  Bear Stearns Co., Inc.
            5.52%, 07/22/98 (A)                                      1,993,560
 3,000,000  Bear Stearns Co., Inc.
            5.51%, 11/24/98 (A)                                      2,932,962
 6,000,000  BT Alex Brown, Inc.
            5.47%, 12/16/98 (A)                                      5,846,560
 1,500,000  Donaldson Lufkin & Jenrette, Inc.
            5.75%, 07/27/98 (A)                                      1,493,771
 5,000,000  Donaldson Lufkin & Jenrette, Inc.
            5.67%, 08/12/98 (A)                                      4,966,983
 3,500,000  Donaldson Lufkin & Jenrette, Inc.
            5.66%, 09/23/98 (A)                                      3,453,777
                                                                  ------------
                                                                    20,687,613
                                                                  ------------

            Utilities - 4.05%
11,000,000  Electricity Corp. of New Zealand
            5.62%, 08/11/98 (A)                                     10,929,617
                                                                  ------------

            Energy - 3.33%
 9,000,000  Texaco, Inc.
            5.46%, 07/16/98 (A)                                      8,979,525
                                                                  ------------

            Industry - 1.37%
 3,765,000  Monsanto Co.
            5.52%, 10/15/98 (C)                                      3,703,806
                                                                  ------------
            Total Commercial Paper                                 129,945,515
            (Cost $129,945,515)                                   ------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Value
Par Value                                                               (Note 2)
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 13.53%

$2,500,000  Bankers Trust Co.
            5.92%, 07/17/98                                         $  2,499,969
 7,000,000  Barclays Bank Plc
            5.67%, 12/16/98                                            6,999,765
 3,000,000  Deutsche Bank Financial
            5.95%, 10/26/98                                            2,999,541
 5,000,000  First Tennessee Bank
            5.75%, 01/22/99                                            5,000,000
 4,500,000  National Bank of Canada
            5.73%, 06/07/99                                            4,497,585
 5,000,000  Sanwa Bank, Ltd., New York
            5.97%, 09/30/98                                            5,000,124
 6,500,000  Societe Generale, New York
            5.77%, 09/11/98                                            6,499,836
 3,000,000  Societe Generale, New York
            5.97%, 09/15/98                                            3,000,060
                                                                    ------------
            Total Certificates of Deposit                             36,496,880
                                                                    ------------
            (Cost $36,496,880)

REPURCHASE AGREEMENT - 3.71%

10,000,000  First Union Repurchase Agreement
              6.65%, 7/1/98, Dated 6/30/98
            Repurchase Price $10,001,847
             (Collateralized by First Alliance
            Mortgage Loan Trust
             7.20%, Due 6/20/28,
            Total Par $14,237,000;
             Market Value $14,418,237)                     NR         10,000,000
                                                                    ------------
             Total Repurchase Agreement                               10,000,000
                                                                    ------------
            (Cost $10,000,000)

                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANY - 0.20%

  525,796  SSgA Prime Money Market                                  $    525,796
                                                                    ------------
           Total Investment Company                                      525,796
                                                                    ------------
           (Cost $525,796)

Total Investments - 99.29%                                           267,828,173
                                                                    ------------
(Cost $267,828,173)
Net Other Assets and Liabilities - 0.71%                               1,914,613
                                                                    ------------
Net Assets - 100.00%                                                $269,742,786
                                                                    ============


-------------------------------------------------------

*      Variable rate security. The rate shown reflects rate in effect at June
       30, 1998.
(A)    Effective yield at time of purchase
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $7,000,172 or 2.60% of net assets.
(C) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may be resold to qualified institutional buyers. At June 30, 1998, these securities amounted to $36,418,459 or 13.50% of net assets.
MTN    Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $267,831,189.

As of December 31, 1997, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002, $144 in 2003, $35,977 in 2004; and $8,154 in
2005.


OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,752,178 and $56,496,506 of non-governmental issuers, respectively.

              Moody's Ratings
           Aaa           96.09%
           NR (Not Rated) 3.91
                        ------
                        100.00%
                        ======




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


   STATEMENTS OF ASSETS AND LIABILITIES (in 000's). June 30, 1998 (Unaudited)
================================================================================

                                                                                   Select          Select
                                                     Select          Select        Capital         Value         Select
                                                    Emerging       Aggressive    Appreciation    Opportunity   International
                                                  Markets Fund     Growth Fund       Fund           Fund       Equity Fund
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost.........................    $    21,983    $   579,079     $   270,288    $   222,218    $   398,483
   Repurchase agreements at cost...............             --             --              --             --             --
   Net unrealized appreciation (depreciation)..         (3,192)       171,837           8,194         20,994         96,483
                                                   -----------    -----------    ------------    -----------    -----------
     Total investments at value................         18,791        750,916         278,482        243,212        494,966
Cash   ........................................            233             --           1,442             15          3,934
Foreign currency
   (Cost $259 and $4,825 respectively)
   (Notes 2 and 7).............................            256             --              --             --          6,958
Short-term investments held as collateral
   for securities loaned (Note 2)..............             --        109,199              --             --         32,911
Receivable for investments sold................             46             --           2,155          1,712         30,505
Receivable for shares sold ....................             51            637             356            409             93
Receivable for foreign currency sold...........             46             --              --             --          4,576
Interest and dividend receivables..............            105            141              55            108          3,977
Receivable from investment adviser (Note 4)....             --             --              --             --             --
Deferred organizational expense (Note 2).......             --             --               2             --             --
Dividend tax reclaim receivables...............             --             --              --             --            742
Net unrealized appreciation on
   forward currency contracts (Notes 2 and 8)..             --             --              --             --            681
                                                   -----------    -----------    ------------    -----------    -----------
     Total Assets..............................         19,528        860,893         282,492        245,456        579,343
                                                   -----------    -----------    ------------    -----------    -----------
LIABILITIES:
Payable for investments purchased..............            195          3,794           1,900          2,200         36,330
Foreign currency (Cost $1,614).................             --             --           2,031             --             --
Payable for foreign currency purchased.........            192             --              --             --         14,749
Payable for shares repurchased.................             --             --              --              3            737
Payable to custodian...........................             --             23              --             --             --
Payable for variation margin...................             --             --              --             --             --
Collateral for securities loaned...............             --        109,199              --             --         32,911
Advisory fee payable (Note 3)..................             31            515             203            177            352
Trustees' fees and expenses payable............             --              6               2              2              4
Accrued expenses and other payables ...........             78            169             148             48            181
                                                   -----------    -----------    ------------    -----------    -----------
     Total Liabilities.........................            496        113,706           4,284          2,430         85,264
                                                   -----------    -----------    ------------    -----------    -----------
NET ASSETS.....................................    $    19,032    $   747,187     $   278,208    $   243,026    $   494,079
                                                   ===========    ===========    ============    ===========    ===========
NET ASSETS consist of
Paid-in capital (Note 6).......................    $    22,486    $   520,767     $   216,513    $   205,596    $   392,951
Undistributed (distribution in excess of)
   net investment income (loss) ...............             75         (1,233)           (611)           519          2,593
Accumulated (distribution in excess of) net
   realized gain (loss) on investments sold,
   foreign currency transactions and futures
   contracts...................................           (337)        55,816          54,530         15,917         (1,210)
Net unrealized appreciation (depreciation) of
   investments, assets and liabilities in
   foreign currency and futures contracts......         (3,192)       171,837           7,776         20,994         99,745
                                                   -----------    -----------    ------------    -----------    -----------
TOTAL NET ASSETS ..............................    $    19,032    $   747,187     $   278,208    $   243,026    $   494,079
                                                   ===========    ===========    ============    ===========    ===========
Shares of beneficial interest outstanding
(unlimited authorization, no par value)........         22,616        288,798         149,981        142,405        313,385
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding)................    $     0.842    $     2.587     $     1.855    $     1.707     $     1.577
                                                   ===========    ===========    ============    ===========    ===========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                                  -----------------------------------------------------------------
                                                                    Select      Select                      Equity   Select Growth
                                                                    Growth     Strategic       Growth       Index     and Income
                                                                     Fund     Growth Fund       Fund         Fund        Fund
                                                                  -----------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost........................................    $ 482,492    $   9,257     $ 664,162    $ 256,496    $ 494,380
   Repurchase agreements at cost..............................           --           --            --           --           --
   Net unrealized appreciation (depreciation).................      185,041          (88)      176,059      132,476       80,038
                                                                  ---------    ---------     ---------    ---------    ---------
     Total investments at value...............................      667,533        9,169       840,221      388,972      574,418
Cash..........................................................           32           82           462           44           --
Foreign currency
   (Cost $259 and $4,825 respectively)
   (Notes 2 and 7)............................................           --           --            --           --           --
Short-term investments held as collateral
   for securities loaned (Note 2).............................           --           --            --           --           --
Receivable for investments sold...............................          948           --         5,562           --        7,367
Receivable for shares sold....................................          736           37           175          409          408
Receivable for foreign currency sold..........................           --           --            --           --           --
Interest and dividend receivables.............................          460            3         1,050          401          617
Receivable from investment adviser (Note 4)...................           --           24            --           --           --
Deferred organizational expense (Note 2)......................           --           --            --           --           --
Dividend tax reclaim receivables..............................           --           --            --           --           --
Net unrealized appreciation on
   forward currency contracts (Notes 2 and 8).................           --           --            --           --           --
                                                                  ---------    ---------     ---------    ---------    ---------
     Total Assets.............................................      669,709        9,315       847,470      389,826      582,810
                                                                  ---------    ---------     ---------    ---------    ---------
LIABILITIES:
Payable for investments purchased.............................           86           --         5,945           --          937
Foreign currency (Cost $1,614)................................           --           --            --           --           --
Payable for foreign currency purchased........................           --           --            --           --           --
Payable for shares repurchased................................           --           --            --           --           --
Payable to custodian..........................................           --           --            --           --          241
Payable for variation margin..................................           --           --            --           18           --
Collateral for securities loaned..............................           --           --            --           --           --
Advisory fee payable (Note 3).................................          420           19           296           90          320
Trustees' fees and expenses payable...........................            5           --             6            3            5
Accrued expenses and other payables...........................          126           22           166          102          113
                                                                  ---------    ---------     ---------    ---------    ---------
     Total Liabilities........................................          637           41         6,413          213        1,616
                                                                  ---------    ---------     ---------    ---------    ---------
NET ASSETS....................................................    $ 669,072    $   9,274     $ 841,057    $ 389,613    $ 581,194
                                                                  =========    =========     =========    =========    =========
NET ASSETS consist of
Paid-in capital (Note 6)......................................    $ 460,466    $   9,398     $ 610,398    $ 247,722    $ 451,143
Undistributed (distribution in excess of)
   net investment income (loss)...............................          219           13            28           33            3
Accumulated (distribution in excess of) net
   realized gain (loss) on investments sold, foreign
   currency transactions and futures contracts................       23,346          (49)       54,572        9,333       50,010
Net unrealized appreciation (depreciation) of
   investments, assets and liabilities in
   foreign currency and futures contracts.....................      185,041          (88)      176,059      132,525       80,038
                                                                  ---------    ---------     ---------    ---------    ---------
TOTAL NET ASSETS..............................................    $ 669,072    $   9,274     $ 841,057    $ 389,613    $ 581,194
                                                                  =========    =========     =========    =========    =========
Shares of beneficial interest outstanding
(unlimited authorization, no par value).......................      303,519        9,271       307,652      121,400      338,414
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding)...............................    $   2.204    $   1.000     $   2.734    $   3.209    $   1.717
                                                                  =========    =========     =========    =========    =========
                                                                        --------------------------------------------------------
                                                                           Select  Investment Grade  Government     Money
                                                                           Income       Income          Bond        Market
                                                                            Fund         Fund           Fund         Fund
                                                                        --------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost............................................       $ 134,540    $ 224,347     $  64,732     $ 257,828
   Repurchase agreements at cost..................................              --        5,000            --        10,000
   Net unrealized appreciation (depreciation).....................           2,494        5,820           701            --
                                                                         ---------    ---------     ---------     ---------
     Total investments at value...................................         137,034      235,167        65,433       267,828
Cash..............................................................              --          149            88            26
Foreign currency
   (Cost $259 and $4,825 respectively)
   (Notes 2 and 7)................................................              --           --            --            --
Short-term investments held as collateral
   for securities loaned (Note 2).................................              --           --            --            --
Receivable for investments sold...................................           4,932       20,450            --           350
Receivable for shares sold........................................             348           38            90            --
Receivable for foreign currency sold..............................              --           --            --            --
Interest and dividend receivables.................................           1,271        2,372           849         1,655
Receivable from investment adviser (Note 4).......................              --           --            --            --
Deferred organizational expense (Note 2)..........................              --           --            --            --
Dividend tax reclaim receivables..................................              --           --            --            --
Net unrealized appreciation on
   forward currency contracts (Notes 2 and 8).....................              --           --            --            --
                                                                         ---------    ---------     ---------     ---------
     Total Assets.................................................         143,585      258,176        66,460       269,859
                                                                         ---------    ---------     ---------     ---------
LIABILITIES:
Payable for investments purchased.................................           9,840       41,667            --            --
Foreign currency (Cost $1,614)....................................              --           --            --             -
Payable for foreign currency purchased............................              --           --            --             -
Payable for shares repurchased....................................              --           --            --             -
Payable to custodian..............................................           1,472           --             2            --
Payable for variation margin......................................              --           --            --            --
Collateral for securities loaned..................................              --           --            --             -
Advisory fee payable (Note 3).....................................              58           77            27            59
Trustees' fees and expenses payable...............................               1            2             1             2
Accrued expenses and other payables...............................              33           72            27            55
                                                                         ---------    ---------     ---------     ---------
     Total Liabilities............................................          11,404       41,818            57           116
                                                                         ---------    ---------     ---------     ---------
NET ASSETS........................................................       $ 132,181    $ 216,358     $  66,403     $ 269,743
                                                                         =========    =========     =========     =========
NET ASSETS consist of
Paid-in capital (Note 6)..........................................       $ 129,629    $ 210,979     $  68,245     $ 269,806
Undistributed (distribution in excess of)
   net investment income (loss)...................................              22           (5)          (15)           --
Accumulated (distribution in excess of) net
   realized gain (loss) on investments sold, foreign
   currency transactions and futures contracts....................              35         (436)       (2,528)          (63)
Net unrealized appreciation (depreciation) of
   investments, assets and liabilities in
   foreign currency and futures contracts.........................           2,495        5,820           701            --
                                                                         ---------    ---------     ---------     ---------
TOTAL NET ASSETS..................................................       $ 132,181    $ 216,358     $  66,403     $ 269,743
                                                                         =========    =========     =========     =========
Shares of beneficial interest outstanding
(unlimited authorization, no par value)...........................         128,271      192,851        63,198       269,806
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding)...................................       $   1.030    $   1.122     $   1.051     $   1.000
                                                                         =========    =========     =========     =========

-------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
-------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS (in 000's) . For the period ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                             Select            Select           Select
                                                            Emerging         Aggressive         Capital
                                                          Markets Fund*     Growth Fund      Appreciation Fund
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2).....................................  $        65        $       410        $        419
   Dividends (Note 2)....................................          198              1,429                 326
   Securities lending income (Note 2)....................           --                117                  --
   Less net foreign taxes withheld.......................           (4)                --                 (12)
                                                           -----------        -----------        ------------
     Total investment income.............................          259              1,956                 733
                                                           -----------        -----------        ------------

EXPENSES
   Investment advisory fees (Notes 3 and 4)..............          100              3,026               1,186
   Custodian and securities lending fees (Note 3)........           54                 45                  19
   Fund accounting fees (Note 3).........................           15                 45                  27
   Legal fees............................................           --                  8                   6
   Audit fees............................................           19                  6                   5
   Trustees' fees and expenses (Note 3)..................           --                 14                   5
   Reports to shareholders...............................           12                 64                  86
   Amortization of organization costs (Note 2)...........           --                 --                   1
   Insurance.............................................           --                  1                  --
   Miscellaneous.........................................           11                  2                   4
                                                           -----------        -----------        ------------
     Total expenses before reductions and waiver.........          211              3,211               1,339
     Less reductions (Note 5)............................           (1)               (22)                 (5)
     Less reimbursement/waiver (Notes 3 and 4)...........          (26)                --                  --
                                                           -----------        -----------        ------------
     Total expenses net of reductions and waiver.........          184              3,189               1,334
                                                           -----------        -----------        ------------
NET INVESTMENT INCOME (LOSS).............................           75             (1,233)               (601)
                                                           -----------        -----------        ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold..........         (337)            57,740              56,653
   Net realized gain  on futures contracts...............           --                 --                 336
   Net realized gain (loss)
   on foreign currency transactions......................           --                 --                (615)
   Net change in unrealized appreciation (depreciation)
     of assets and liabilities in foreign currency.......           (3)                --                (428)
   Net change in unrealized appreciation (depreciation)
     of investments and futures contracts................       (3,189)            44,512             (33,082)
                                                           -----------        -----------        ------------

NET GAIN (LOSS) ON INVESTMENTS...........................       (3,529)           102,252              22,864


NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS.........................  $ (3,454)       $   101,019        $     22,263


-------------------------------------------------------------------------------------------
                                                            Select            Select
                                                        Value Opportunity    International
                                                             Fund           Equity Fund
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2)...................................... $       338        $       356
   Dividends (Note 2).....................................       1,235              6,585
   Securities lending income (Note 2).....................          --                 59
   Less net foreign taxes withheld........................          --               (719
                                                           -----------        -----------
     Total investment income..............................       1,573              6,281
                                                           -----------        -----------

EXPENSES
   Investment advisory fees (Notes 3 and 4)...............       1,033              2,000
   Custodian and securities lending fees (Note 3).........          13                180
   Fund accounting fees (Note 3)..........................          25                 32
   Legal fees.............................................           3                  5
   Audit fees.............................................           5                  6
   Trustees' fees and expenses (Note 3)...................           5                  9
   Reports to shareholders................................          27                 46
   Amortization of organization costs (Note 2)............          --                 --
   Insurance..............................................          --                 --
   Miscellaneous..........................................          --                 --
                                                           -----------        -----------
     Total expenses before reductions and waiver..........       1,111              2,278
     Less reductions (Note 5).............................         (42)               (25)
     Less reimbursement/waiver (Notes 3 and 4)............         (18)                --
                                                           -----------        -----------
     Total expenses net of reductions and waiver..........       1,051              2,253
                                                           -----------        -----------
NET INVESTMENT INCOME (LOSS)..............................         522              4,028
                                                           -----------        -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold...........      15,974             (2,795)
   Net realized gain  on futures contracts................          --                 --
   Net realized gain (loss)
     on foreign currency transactions.....................          --              5,149
   Net change in unrealized appreciation (depreciation)
     of assets and liabilities in foreign currency........          --              1,657
   Net change in unrealized appreciation (depreciation)
     of investments and futures contracts.................      (6,048)            65,658
                                                           -----------        -----------

NET GAIN (LOSS) ON INVESTMENTS............................       9,926             69,669
                                                           -----------        -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS....................... $    10,448        $    73,697
                                                           ===========        ===========

--------------------------------------------------------------------------
* The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                            Select        Select                       Equity      Select Growth
                                                            Growth       Strategic        Growth        Index      and Income
                                                             Fund      Growth Fund*        Fund         Fund          Fund
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2)..................................     $     450     $      14     $   1,374     $      91    $   1,135
   Dividends (Note 2).................................         2,222            24         4,930         2,545        3,775
   Securities lending income (Note 2).................            --            --            --            --           --
   Less net foreign taxes withheld....................            --            --            --            --           --
                                                           ---------     ---------     ---------     ---------    ---------
     Total investment income..........................         2,672            38         6,304         2,636        4,910
                                                           ---------     ---------     ---------     ---------    ---------

EXPENSES
   Investment advisory fees (Notes 3and 4)............         2,356            20         1,752           502        1,826
   Custodian and securities lending fees (Note 3).....            16             5            25            26           15
   Fund accounting fees (Note 3)......................            42            11            50            37           42
   Legal fees.........................................             6            --             9             4            6
   Audit fees.........................................             5             6             6             5            5
   Trustees' fees and expenses (Note 3)...............            12            --            17             7           11
   Reports to shareholders............................            48             9            56            33           40
   Amortization of organization costs (Note 2)........            --            --            --            --           --
   Insurance..........................................             1            --             1            --            1
   Miscellaneous......................................             1             2             6            13            2
                                                           ---------     ---------     ---------     ---------    ---------
     Total expenses before reductions and waiver......         2,487            53         1,922           627        1,948
     Less reductions (Note 5).........................           (53)           (4)          (86)           --          (75)
     Less reimbursement/waiver (Notes 3 and 4)........            --           (24)           --            --           --
                                                           ---------     ---------     ---------     ---------    ---------
     Total expenses net of reductions and waiver......         2,434            25         1,836           627        1,873
                                                           ---------     ---------     ---------     ---------    ---------
NET INVESTMENT INCOME (LOSS)..........................           238            13         4,468         2,009        3,037
                                                           ---------     ---------     ---------     ---------    ---------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold.......        23,530           (49)       55,519         9,358       50,660
   Net realized gain  on futures contracts............            --            --            --           136           --
   Net realized gain (loss)
     on foreign currency transactions.................            --            --            --            --           --
   Net change in unrealized appreciation
     (depreciation) of assets
     and liabilities in foreign currency..............            --            --            --            --           --
   Net change in unrealized appreciation
     (depreciation) of investments
      and futures contracts...........................        91,850           (88)       48,648        42,591        2,355
                                                           ---------     ---------     ---------     ---------    ---------

NET GAIN (LOSS) ON INVESTMENTS........................       115,380          (137)      104,167        52,085       53,015
                                                           ---------     ---------     ---------     ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS...................     $ 115,618     $    (124)    $ 108,635     $  54,094    $  56,052
                                                           =========     =========     =========     =========    =========


------------------------------------------------------------------------------------------------------------------------
                                                                   Select   Investment Grade  Government   Money
                                                                   Income        Income         Bond      Market
                                                                    Fund          Fund          Fund       Fund
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest (Note 2)......................................      $   3,785     $   6,568    $   1,925    $   7,184
   Dividends (Note 2).....................................             65           160           19           74
   Securities lending income (Note 2).....................             --            --           --           --
   Less net foreign taxes withheld........................             --            --           --           --
                                                                ---------     ---------    ---------    ---------
     Total investment income..............................          3,850         6,728        1,944        7,258
                                                                ---------     ---------    ---------    ---------

EXPENSES
   Investment advisory fees (Notes 3and 4)................            322           443          153          337
   Custodian and securities lending fees (Note 3).........              9            14            6           14
   Fund accounting fees (Note 3)..........................             25            29           21           26
   Legal fees.............................................              1             2            1            3
   Audit fees.............................................              5             5            5            5
   Trustees' fees and expenses (Note 3)...................              2             4            1            6
   Reports to shareholders................................              8            22            6           13
   Amortization of organization costs (Note 2)............             --            --           --           --
   Insurance..............................................             --            --           --           --
   Miscellaneous..........................................             --             1            5            9
                                                                ---------     ---------    ---------    ---------
     Total expenses before reductions and waiver..........            372           520          198          413
     Less reductions (Note 5).............................             --            --           --           --
     Less reimbursement/waiver (Notes 3 and 4)............             --            --           --           --
                                                                ---------     ---------    ---------    ---------
     Total expenses net of reductions and waiver..........            372           520          198          413
                                                                ---------     ---------    ---------    ---------
NET INVESTMENT INCOME (LOSS)..............................          3,478         6,208        1,746        6,845
                                                                ---------     ---------    ---------    ---------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold...........          1,105           979          124          (18)
   Net realized gain  on futures contracts................             --            --           --           --
   Net realized gain (loss)
     on foreign currency transactions.....................             --            --           --           --
   Net change in unrealized appreciation
     (depreciation) of assets
   and liabilities in foreign currency....................             --            --           --           --
   Net change in unrealized appreciation
     (depreciation) of investments
      and futures contracts...............................           (318)          676           55           --
                                                                ---------     ---------    ---------    ---------

NET GAIN (LOSS) ON INVESTMENTS............................            787         1,655          179          (18)
                                                                ---------     ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS.......................      $   4,265     $   7,863    $   1,925    $   6,827
                                                                =========     =========    =========    =========

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Select Emerging        Select Aggressive             Select Capital
                                                        Markets Fund*            Growth Fund               Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                        Period Ended   Six Months Ended  Year Ended   Six Months Ended  Year Ended,
                                                        June 30, 1998   June 30, 1998    December 31,   June 30, 1998   December 31,
                                                         (Unaudited)      (Unaudited)        1997         (Unaudited)      1997
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period ...................... $  20,010(B)     $ 604,123       $ 407,442        $ 240,526     $ 142,680
                                                         ---------        ---------       ---------        ---------     ---------
Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) .......................        75           (1,233)         (2,312)            (601)         (704)
    Net realized gain (loss) on investments sold
       and foreign currency transactions ...............      (337)          57,740          38,455           56,374           244
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency .............    (3,192)          44,512          49,159          (33,510)       30,339
                                                         ---------        ---------       ---------        ---------     ---------
    Net increase (decrease) in net assets
       resulting from operations .......................    (3,454)         101,019          85,302           22,263        29,879
                                                         ---------        ---------       ---------        ---------     ---------
Distributions to shareholders from:
    Net investment income ..............................        --               --              --               --            --
    Distribution in excess of net investment income ....        --               --              --               --            --
    Net realized gain on investments ...................        --               --         (45,242)              --            --
    Distribution in excess of net realized
       gain on investments .............................        --               --          (1,941)              --            --
    Return of capital ..................................        --               --              --               --            --
                                                         ---------        ---------       ---------        ---------     ---------
       Total distributions .............................        --               --         (47,183)              --            --
                                                         ---------        ---------       ---------        ---------     ---------
Capital share transactions:
    Net proceeds from sales of shares ..................     2,482           50,188         125,270           29,095        72,527
    Issued to shareholders in reinvestment
       of distributions ................................        --               --          47,183               --            --
    Cost of shares repurchased .........................        (6)          (8,143)        (13,891)         (13,676)       (4,560)
                                                         ---------        ---------       ---------        ---------     ---------
       Net increase from
           capital share transactions ..................     2,476           42,045         158,562           15,419        67,967
                                                         ---------        ---------       ---------        ---------     ---------
       Total increase (decrease) in net assets .........      (978)         143,064         196,681           37,682        97,846
                                                         ---------        ---------       ---------        ---------     ---------

NET ASSETS at end of period (including line A) ......... $  19,032        $ 747,187       $ 604,123        $ 278,208     $ 240,526
                                                         =========        =========       =========        =========     =========
(A) Undistributed (distribution in excess of)
       net investment income (loss) .................... $      75        $  (1,233)      $      --        $    (611)    $     (11)
                                                         =========        =========       =========        =========     =========
OTHER INFORMATION:
Share transactions:
    Sold ...............................................     2,612           22,230          56,853           17,274        48,567
    Issued to shareholders in reinvestment
       of distributions ................................        --               --          21,321               --            --
    Repurchased ........................................        (6)          (4,993)         (6,666)          (8,972)       (2,995)
                                                         ---------        ---------       ---------        ---------     ---------
       Net increase in shares outstanding ..............     2,606           17,237          71,508            8,302        45,572
                                                         =========        =========       =========        =========     =========

------------------------------------------------
* The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.
(B) Represents initial seed money and shares. Original shares were priced at $1.00.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                         Select Value                    Select International
                                                                       Opportunity Fund                       Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

                                                               Six Months Ended     Year Ended       Six Months Ended   Year Ended
                                                                 June 30, 1998     December 31,        June 30, 1998   December 31,

                                                                  (Unaudited)          1997             (Unaudited)        1997

------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period ............................     $ 202,139        $ 113,969            $ 397,915      $ 246,877
                                                                   ---------        ---------            ---------      ---------
Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) .............................           522            1,135                4,028          3,941
    Net realized gain (loss) on investments sold
       and foreign currency transactions .....................        15,974           26,736                2,354         14,653
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency ...................        (6,048)           6,770               67,315         (6,505)
                                                                   ---------        ---------            ---------      ---------
    Net increase (decrease) in net assets
       resulting from operations .............................        10,448           34,641               73,697         12,089
                                                                   ---------        ---------            ---------      ---------
Distributions to shareholders from:
    Net investment income ....................................           (29)          (1,109)              (3,490)        (5,222)
    Distribution in excess of net investment income ..........            --               --                   --         (3,846)
    Net realized gain on investments .........................          (836)         (26,701)                  --        (12,588)
    Distribution in excess of net realized gain on investments            --               --                   --             --
    Return of capital ........................................            --               --                   --             --
                                                                   ---------        ---------            ---------      ---------
       Total distributions ...................................          (865)         (27,810)              (3,490)       (21,656)
                                                                   ---------        ---------            ---------      ---------
Capital share transactions:
    Net proceeds from sales of shares ........................        31,074           54,787               52,789        156,121
    Issued to shareholders in reinvestment of distributions ..           864           27,810                3,490         21,656
    Cost of shares repurchased ...............................          (634)          (1,258)             (30,322)       (17,172)
                                                                   ---------        ---------            ---------      ---------
       Net increase from
           capital share transactions ........................        31,304           81,339               25,957        160,605
                                                                   ---------        ---------            ---------      ---------
       Total increase (decrease) in net assets ...............        40,887           88,170               96,164        151,038
                                                                   ---------        ---------            ---------      ---------

NET ASSETS at end of period (including line A)................     $ 243,026        $ 202,139            $ 494,079      $ 397,915
                                                                   =========        =========            =========      =========
(A) Undistributed (distribution in excess of)
       net investment income (loss) ..........................     $     519        $      26            $   2,593      $   2,056
                                                                   =========        =========            =========      =========
OTHER INFORMATION:
Share transactions:
    Sold .....................................................        17,924           32,573               33,836        110,808

    Issued to shareholders in reinvestment of distributions ..           506           17,084                2,096         15,986

    Repurchased ..............................................          (376)            (754)             (19,263)       (12,167)

                                                                   ---------        ---------            ---------      ---------

       Net increase in shares outstanding ....................        18,054           48,903               16,669        114,627

                                                                   =========        =========            =========      =========



-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Select Growth        Select Strategic
                                                                     Fund                Growth Fund           Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended  Year Ended   Period Ended  Six Months Ended  Year Ended
                                                           June 30, 1998  December 31,  June 30, 1998   June 30, 1998  December 31,
                                                            (Unaudited)       1997       (Unaudited)     (Unaudited)       1997

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period .......................    $ 470,356     $ 228,551     $   5,010(B)     $ 728,679     $ 556,751
                                                             ---------     ---------     ---------        ---------     ---------
Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) ........................          238         1,457            13            4,468         9,740
    Net realized gain (loss) on investments sold
       and foreign currency transactions ................       23,530        27,996           (49)          55,519       108,102
    Net change in unrealized appreciation
       (depreciation) of investments and assets
       and liabilities in foreign currency ..............       91,850        68,271           (88)          48,648        24,922
                                                             ---------     ---------     ---------        ---------     ---------
    Net increase (decrease) in net assets
       resulting from operations ........................      115,618        97,724          (124)         108,635       142,764
                                                             ---------     ---------     ---------        ---------     ---------
Distributions to shareholders from:
    Net investment income ...............................         (120)       (1,356)           --           (4,575)       (9,604)
    Distribution in excess of net investment income .....           --            --            --               --            --
    Net realized gain on investments ....................       (6,306)      (23,994)           --           (8,113)     (117,671)
    Distribution in excess of net realized gain on
       investments ......................................           --            --            --               --            --
    Return of capital ...................................           --            --            --               --            --
                                                             ---------     ---------     ---------        ---------     ---------
       Total distributions ..............................       (6,426)      (25,350)           --          (12,688)     (127,275)
                                                             ---------     ---------     ---------        ---------     ---------
Capital share transactions:
    Net proceeds from sales of shares ...................       86,248       148,448         4,397           15,327        45,743
    Issued to shareholders in reinvestment of
       distributions ....................................        6,426        25,350            --           12,687       127,275
    Cost of shares repurchased ..........................       (3,150)       (4,367)           (9)         (11,583)      (16,579)
                                                             ---------     ---------     ---------        ---------     ---------
       Net increase from
           capital share transactions ...................       89,524       169,431         4,388           16,431       156,439
                                                             ---------     ---------     ---------        ---------     ---------
       Total increase (decrease) in net assets ..........      198,716       241,805         4,264          112,378       171,928
                                                             ---------     ---------     ---------        ---------     ---------

NET ASSETS at end of period (including line A) ..........    $ 669,072     $ 470,356     $   9,274        $ 841,057     $ 728,679
                                                             =========     =========     =========        =========     =========
(A) Undistributed (distribution in excess of)
       net investment income (loss) .....................    $     219     $     101     $      13        $      28     $     135
                                                             =========     =========     =========        =========     =========
OTHER INFORMATION:
Share transactions:
    Sold ................................................       42,469        88,503         4,269            6,392        17,277
    Issued to shareholders in reinvestment of
       distributions ....................................        2,915        14,089            --            4,533        51,826
    Repurchased .........................................       (1,557)       (2,711)           (8)          (4,833)       (6,222)
                                                             ---------     ---------     ---------        ---------     ---------
       Net increase in shares outstanding ...............       43,827        99,881         4,261            6,092        62,881
                                                             =========     =========     =========        =========     =========

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

           STATEMENTS OF CHANGES IN NET ASSETS (in 000's) (continued)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Equity Index                       Select Growth and
                                                                            Fund                              Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months Ended    Year Ended         Six Months Ended     Year Ended
                                                              June 30, 1998    December 31,          June 30, 1998     December 31,
                                                               (Unaudited)         1997               (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period .........................     $  297,191     $  151,130              $  473,552      $  295,638
                                                                ----------     ----------              ----------      ----------
Increase in net assets
resulting from operations:
   Net investment income ..................................          2,009          3,154                   3,037           5,190
   Net realized gain (loss) on investments sold
      and futures contracts ...............................          9,494          8,124                  50,660          37,150
   Net change in unrealized appreciation
      (depreciation) of investments and futures contracts..         42,591         49,226                   2,355          33,412
                                                                ----------     ----------              ----------      ----------
   Net increase in net assets resulting
      from operations .....................................         54,094         60,504                  56,052          75,752
                                                                ----------     ----------              ----------      ----------
Distributions to shareholders from:
   Net investment income ..................................         (2,070)        (3,062)                 (3,100)         (5,133)
   Distribution in excess of net investment income ........             --             --                      --              --
   Net realized gain on investments .......................           (592)        (7,995)                 (2,017)        (40,366)
                                                                ----------     ----------              ----------      ----------
      Total distributions .................................         (2,662)       (11,057)                 (5,117)        (45,499)
                                                                ----------     ----------              ----------      ----------
Capital share transactions:
   Net proceeds from sales of shares ......................         60,697         89,175                  52,684         106,418
   Issued to shareholders in reinvestment
      of distributions.....................................          2,662         11,057                   5,117          45,498
   Cost of shares repurchased .............................        (22,369)        (3,618)                 (1,094)         (4,255)
                                                                ----------     ----------              ----------      ----------
      Net increase from
          capital share transactions ......................         40,990         96,614                  56,707         147,661
                                                                ----------     ----------              ----------      ----------
      Total increase in net assets ........................         92,422        146,061                 107,642         177,914
                                                                ----------     ----------              ----------      ----------
NET ASSETS at end of period (including line A) ............     $  389,613     $  297,191              $  581,194      $  473,552
                                                                ==========     ==========              ==========      ==========
(A) Undistributed (distributions in excess of)
      net investment income (loss) ........................     $       33     $       95              $        3      $       66
                                                                ==========     ==========              ==========      ==========
OTHER INFORMATION:
Share transactions:
   Sold ...................................................         21,627         35,527                  30,963          68,177
   Issued to shareholders in reinvestment
      of distributions.....................................            838          4,100                   2,967          29,288
   Repurchased ............................................         (9,014)        (1,473)                   (695)         (2,757)
                                                                ----------     ----------              ----------      ----------
      Net increase in shares outstanding ..................         13,451         38,154                  33,235          94,708
                                                                ==========     ==========              ==========      ==========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                                  ----------------------------------------------------------------
                                                                               Select                       Investment Grade
                                                                             Income Fund                       Income Fund
                                                                  ----------------------------------------------------------------
                                                                    Six Months Ended   Year Ended    Six Months Ended  Year Ended
                                                                     June 30, 1998    December 31,    June 30, 1998   December 31,
                                                                       (Unaudited)        1997          (Unaudited)       1997
                                                                  ----------------------------------------------------------------
NET ASSETS at beginning of period ...............................  $       104,253    $    77,498      $   189,503     $   157,327
                                                                      ------------    -----------      -----------     -----------
Increase in net assets
resulting from operations:
   Net investment income ...........................................         3,478          5,435            6,208          11,198
   Net realized gain (loss) on investments sold
      and futures contracts ........................................         1,105            418              979             207
   Net change in unrealized appreciation
      (depreciation) of investments and futures contracts ..........          (318)         2,198              676           4,490
                                                                      ------------    -----------      -----------     -----------
   Net increase in net assets resulting
      from operations ..............................................         4,265          8,051            7,863          15,895
                                                                      ------------    -----------      -----------     -----------
Distributions to shareholders from:
   Net investment income ...........................................        (3,457)        (5,484)          (6,231)        (11,253)
   Distribution in excess of net investment income .................            --            (43)              --              (9)
   Net realized gain on investments ................................            --            --                --              --
                                                                      ------------    -----------      -----------     -----------
      Total distributions ..........................................        (3,457)        (5,527)          (6,231)        (11,262)
                                                                      ------------    -----------      -----------     -----------
Capital share transactions:
   Net proceeds from sales of shares ...............................        25,375         23,119           21,676          27,270
   Issued to shareholders in reinvestment of distributions .........         3,457          5,528            6,231          11,262
   Cost of shares repurchased ......................................        (1,712)        (4,416)          (2,684)        (10,989)
                                                                      ------------    -----------      -----------     -----------
      Net increase from
          capital share transactions ...............................        27,120         24,231           25,223          27,543
                                                                      ------------    -----------      -----------     -----------
      Total increase in net assets .................................        27,928         26,755           26,855          32,176
                                                                      ------------    -----------      -----------     -----------
NET ASSETS at end of period (including line A) .....................  $    132,181    $   104,253      $   216,358     $   189,503
                                                                      ============    ===========      ===========     ===========
(A) Undistributed (distributions in excess of)
      net investment income (loss) .................................  $         22    $         1      $        (5)    $        18
                                                                      ============    ===========      ===========     ===========
OTHER INFORMATION:
Share transactions:
   Sold ............................................................        25,159         22,957           19,165          24,928
   Issued to shareholders in reinvestment of distributions .........         3,057          5,531            5,578          10,340
   Repurchased .....................................................        (1,920)        (4,382)          (2,284)        (10,070)
                                                                      ------------    -----------      -----------     -----------
      Net increase in shares outstanding ...........................        26,296         24,106           22,459          25,198
                                                                      ============    ===========      ===========     ===========

                                                                  ------------------------------------------------------------------
                                                                              Government                      Money Market
                                                                               Bond Fund                          Fund
                                                                  ------------------------------------------------------------------

                                                                   Six Months Ended    Year Ended   Six Months Ended   Year Ended
                                                                    June 30, 1998     December 31,    June 30, 1998    December 31,
                                                                     (Unaudited)          1997         (Unaudited)        1997
                                                                  ------------------------------------------------------------------
NET ASSETS at beginning of period ..............................       $   55,513     $    46,396      $   260,620     $   217,256
                                                                      -----------     -----------      -----------    ------------
Increase in net assets resulting from operations:
   Net investment income .......................................            1,746           2,893            6,845          12,775
   Net realized gain (loss) on investments sold
      and futures contracts ....................................              124             (70)             (18)             (8)
   Net change in unrealized appreciation
      (depreciation) of investments and futures contracts ......               55             570               --              --
                                                                      -----------     -----------      -----------    ------------
   Net increase in net assets resulting
      from operations ..........................................            1,925           3,393            6,827          12,767
                                                                      -----------     -----------      -----------    ------------
Distributions to shareholders from:
   Net investment income .......................................           (1,765)         (2,898)          (6,845)        (12,775)
   Distribution in excess of net investment income .............               --              --               --              --
   Net realized gain on investments ............................               --              --               --              --
                                                                      -----------     -----------      -----------    ------------
      Total distributions ......................................           (1,765)         (2,898)          (6,845)        (12,775)
                                                                      -----------     -----------      -----------    ------------
Capital share transactions:
   Net proceeds from sales of shares ...........................           11,319          13,847          119,084         198,111
   Issued to shareholders in reinvestment of distributions .....            1,765           2,898            6,845          12,775
   Cost of shares repurchased ..................................           (2,354)         (8,123)        (116,788)       (167,514)
                                                                      -----------     -----------      -----------    ------------
      Net increase from
          capital share transactions ...........................           10,730           8,622            9,141          43,372
                                                                      -----------     -----------      -----------    ------------
      Total increase in net assets .............................           10,890           9,117            9,123          43,364
                                                                      -----------     -----------      -----------    ------------
NET ASSETS at end of period (including line A) .................      $    66,403     $    55,513      $   269,743    $    260,620
                                                                      ===========     ===========      ===========    ============
(A) Undistributed (distributions in excess of)
      net investment income (loss) .............................      $       (15)    $         4      $        --    $         --
                                                                      ===========     ===========      ===========    ============

OTHER INFORMATION:

Share transactions:
   Sold ........................................................           10,698          13,258          119,085         198,111
   Issued to shareholders in reinvestment of distributions .....            1,802           2,801            6,845          12,775
   Repurchased .................................................           (2,343)         (7,820)        (116,788)       (167,514)
                                                                      -----------     -----------      -----------    ------------
      Net increase in shares outstanding .......................           10,157           8,239            9,142          43,372
                                                                      ===========     ===========      ===========    ============

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                           Income from Investment Operations                           Less Distributions
                     -----------------------------------------------   ----------------------------------------------------

                                            Net Realized
                        Net                     and                                Distributions
                       Asset       Net       Unrealized                Dividends     from Net
                       Value    Investment   Gain (Loss)  Total from    from Net     Realized     Distributions
     Year Ended      Beginning    Income         on       Investment   Investment     Capital           in        Return of
    December 31,     of Period  (Loss)/(2)/  Investments  Operations     Income        Gains          Excess       Capital
   ---------------   ---------  ----------   -----------  ----------   ----------  -------------  -------------   ---------
   Select Emerging
  Markets Fund/(1)/
        1998/(E)/    $   1.000  $  0.003     $  (0.161)   $ (0.158)    $     --     $     --       $      --       $    --
  Select Aggressive
   Growth Fund/(1)/
        1998/(D)/        2.225    (0.004)        0.366       0.362           --           --              --            --
        1997             2.037    (0.009)        0.387       0.378           --       (0.182)         (0.008)/(3)/      --
        1996             1.848    (0.009)        0.351       0.342           --       (0.153)             --            --
        1995             1.397    (0.001)        0.452       0.451           --           --              --            --
        1994             1.431    (0.002)       (0.032)     (0.034)          --           --              --            --
        1993             1.197     0.001         0.234       0.235       (0.001)          --              --            --
        1992             1.000     0.001         0.197       0.198       (0.001)          --              --            --
   Select Capital
Appreciation Fund/(1)/
        1998/(D)/        1.698    (0.004)        0.161       0.157           --           --              --            --
        1997             1.485    (0.005)        0.218       0.213           --           --              --            --
        1996             1.369    (0.003)        0.124       0.121           --       (0.005)             --            --
        1995             1.000    (0.001)        0.397       0.396           --       (0.027)             --            --
    Select Value
Opportunity Fund/(1)/
        1998/(D)/        1.626     0.004         0.083       0.087           --       (0.006)             --            --
        1997             1.511     0.010         0.364       0.374       (0.010)      (0.249)             --            --
        1996             1.238     0.011         0.342       0.353       (0.011)      (0.069)             --            --
        1995             1.089     0.009         0.183       0.192       (0.009)      (0.033)         (0.001)/(3)/      --
        1994             1.170     0.005        (0.081)     (0.076)      (0.005)          --              --            --
        1993             1.000     0.002         0.176       0.178       (0.002)      (0.006)             --            --
Select International
  Equity Fund/(1)/
        1998/(D)/        1.341     0.012         0.235       0.247       (0.011)          --              --            --
        1997             1.356     0.015         0.049       0.064       (0.019)      (0.046)         (0.014)/(4)/      --
        1996             1.136     0.011         0.238       0.249       (0.012)      (0.003)         (0.014)/(4)/      --
        1995             0.963     0.013         0.176       0.189       (0.011)      (0.005)             --            --
        1994             1.000     0.003        (0.038)     (0.035)      (0.001)      (0.001)             --            --

                         Less Distributions
                         ------------------

                                                     Net
                                                   Increase
                                                  (Decrease)
                                                      in
     Year Ended                   Total            Net Asset
    December 31,              Distributions          Value
   --------------             -------------       ----------
   Select Emerging
  Markets Fund/(1)/
        1998/(E)/             $     --            $ (0.158)
  Select Aggressive
   Growth Fund/(1)/
        1998/(D)/                   --               0.362
        1997                    (0.190)              0.188
        1996                    (0.153)              0.189
        1995                        --               0.451
        1994                        --              (0.034)
        1993                    (0.001)              0.234
        1992                    (0.001)              0.197
   Select Capital
 Appreciation Fund/(1)/
        1998/(D)/                   --               0.157
        1997                        --               0.213
        1996                    (0.005)              0.116
        1995                    (0.027)              0.369
    Select Value
Opportunity Fund/(1)/
        1998/(D)/               (0.006)              0.081
        1997                    (0.259)              0.115
        1996                    (0.080)              0.273
        1995                    (0.043)              0.149
        1994                    (0.005)             (0.081)
        1993                    (0.008)              0.170
Select International
   Equity Fund/(1)/
        1998/(D)/               (0.011)              0.236
        1997                    (0.079)             (0.015)
        1996                    (0.029)              0.220
        1995                    (0.016)              0.173
        1994                    (0.002)             (0.037)



*    Annualized
**   Not Annualized
(A)  Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited)
(E)  For period ended June 30, 1998 (Unaudited)
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund commenced operations on April 30, 1993 and changed sub-advisers on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.002 for the period ended June 30, 1998 for Select Emerging Markets Fund; ($0.004) for the six months ended June 30, 1998, $(0.010) in 1997, $0.000 in 1993 and $(0.001) in 1992 for
     Select Aggressive Growth Fund; $(0.004) for the six months ended June 30, 1998, $(0.001) in 1995 for Select Capital Appreciation Fund; $0.003 for the six months ended June 30, 1998, $0.009 in 1997, $0.010 in 1996, $0.005 in
     1994 and $(0.001) in 1993 for Select Value Opportunity Fund; and $0.012 for the six months ended June 30, 1998, $0.015 in 1997, $0.011 in 1996 and
     $0.002 in 1994 for Select International Equity Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
                 ----------------------------------------------
                          Ratios To Average Net Assets
                        --------------------------------

                      Net Asset              Net Assets
                        Value                  End of         Net                                                        Portfolio
     Year Ended        End of      Total       Period     Investment        Operating Expenses        Management Fee     Turnover
    December 31,       Period     Return       (000's)    Income (Loss)    (A)      (B)      (C)      Gross      Net       Rate
   --------------      -------   --------    ----------   -------------  -------  -------  -------   ------    -------  -----------
   Select Emerging
  Markets Fund/(1)/
        1998/(E)/    $ 0.842     (15.70)%**   $ 19,032       1.01%*      2.50%*   2.51%*   2.86%*    1.35%*    1.00%*      26%
  Select Aggressive
   Growth Fund/(1)/
        1998/(D)/      2.587      16.27%**     747,187      (0.36)%*     0.93%*   0.94%*   0.94%*    0.88%*    0.88%*      53%
        1997           2.225      18.71%       604,123      (0.45)%      0.99%    1.04%    1.04%     0.95%     0.95%       95%
        1996           2.037      18.55%       407,442      (0.53)%      1.08%    1.08%    1.08%     1.00%     1.00%      113%
        1995           1.848      32.28%       254,872      (0.07)%      1.09%      --     1.09%     1.00%     1.00%      104%
        1994           1.397      (2.31)%      136,573      (0.21)%      1.16%      --     1.16%     1.00%     1.00%      100%
        1993           1.431      19.51%        66,251       0.10%       1.19%      --     1.23%     1.00%     0.96%       76%
        1992           1.197      19.85%**       9,270       0.34%*      1.35%*     --     1.88%*     N/A       N/A        33%
   Select Capital
 Appreciation Fund/(1)/
        1998/(D)/      1.855       9.30%**     278,208      (0.47)%*     1.06%*   1.06%*   1.06%*    0.94%*    0.94%*     121%
        1997           1.698      14.28%       240,526      (0.38)%      1.13%    1.13%    1.13%     0.98%     0.98%      133%
        1996           1.485       8.80%       142,680      (0.32)%      1.13%    1.13%    1.13%     1.00%     1.00%       98%
        1995           1.369      39.56%**      41,376      (0.25)%*     1.35%*     --     1.42%*    1.00%*    0.93%*      95%
    Select Value
Opportunity Fund/(1)/
        1998/(D)/      1.707       5.36%**     243,026       0.46%*      0.93%*   0.95%*   0.99%*    0.92%*    0.90%*      42%
        1997           1.626      24.85%       202,139       0.73%       0.98%    1.04%    1.06%     0.92%     0.90%      110%
        1996           1.511      28.53%       113,969       0.91%       0.95%    0.97%    0.97%     0.85%     0.85%       20%
        1995           1.238      17.60%        64,575       0.86%       1.01%      --     1.01%     0.85%     0.85%       17%
        1994           1.089      (6.51)%       41,342       0.64%       1.08%      --     1.09%     0.85%     0.84%        4%
        1993           1.170      17.74%**      12,731       0.52%*      1.22%*     --     2.03%*    0.85%*    0.04%*       8%
Select International
   Equity Fund/(1)/
        1998/(D)/      1.577      18.43%**     494,079       1.81%*      1.07%*   1.08%*   1.08%*    0.90%*    0.90%*      15%
        1997           1.341       4.65%       397,915       1.17%       1.15%    1.17%    1.17%     0.97%     0.97%       20%
        1996           1.356      21.94%       246,877       1.22%       1.20%    1.23%    1.23%     1.00%     1.00%       18%
        1995           1.136      19.63%       104,312       1.68%       1.24%      --     1.24%     1.00%     1.00%       24%
        1994           0.963      (3.49)%**     40,498       0.87%*      1.50%*     --     1.78%*    1.00%*    0.72%*      19%


--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                            Income from Investment Operations                            Less Distributions
                      -----------------------------------------------   ----------------------------------------------------

                                            Net Realized
                         Net                    and                                 Distributions
                        Asset        Net     Unrealized                 Dividends     from Net
                        Value    Investment  Gain (Loss)   Total from    from Net     Realized     Distributions
     Year Ended       Beginning    Income        on        Investment   Investment    Capital            in        Return of
    December 31,      of Period  (Loss)/(2)/ Investments   Operations     Income       Gains          Excess        Capital
    ------------      ---------  ---------- ------------   ----------   ----------  -------------  -------------   ---------
Select Growth Fund/(1)/
       1998/(D)/      $   1.811  $   0.001  $   0.413      $   0.414    $       --   $ (0.021)      $   --         $    --
       1997               1.430      0.006      0.480          0.486        (0.006)    (0.099)          --              --
       1996               1.369      0.005      0.297          0.302        (0.005)    (0.236)          --              --
       1995               1.099         --      0.270          0.270            --         --           --              --
       1994               1.119      0.003     (0.020)        (0.017)       (0.003)        --           --              --
       1993               1.111      0.001      0.008          0.009        (0.001)        --           --              --
       1992               1.000      0.001      0.111          0.112        (0.001)        --           --              --
  Select Strategic
   Growth Fund/(1)/
       1998/(E)/          1.000      0.001     (0.001)            --            --         --            --             --
   Growth Fund/(1)/
       1998/(D)/          2.416      0.015      0.345          0.360        (0.015)    (0.027)           --             --
       1997               2.333      0.039      0.540          0.579        (0.038)    (0.458)           --             --
       1996               2.176      0.047      0.386          0.433        (0.048)    (0.228)           --             --
       1995               1.814      0.049      0.539          0.588        (0.049)    (0.177)           --             --
       1994               1.939      0.043     (0.041)         0.002        (0.043)    (0.084)           --             --
       1993               2.034      0.039      0.095          0.134        (0.039)    (0.180)           --         (0.010)
       1992               1.976      0.034      0.105          0.139        (0.034)    (0.047)           --             --
       1991               1.471      0.038      0.548          0.586        (0.039)    (0.042)           --             --
       1990               1.558      0.041     (0.047)        (0.006)       (0.041)    (0.040)           --             --
       1989               1.308      0.043      0.289          0.332        (0.046)    (0.036)           --             --
       1988               1.147      0.037      0.200          0.237        (0.037)    (0.039)           --             --
Equity Index Fund/(1)/
       1998/(D)/          2.753      0.017      0.462          0.479        (0.018)    (0.005)           --             --
       1997               2.165      0.034      0.664          0.698        (0.033)    (0.077)           --             --
       1996               1.827      0.035      0.370          0.405        (0.035)    (0.032)           --             --
       1995               1.468      0.035      0.474          0.509        (0.035)    (0.047)       (0.002)/(3)/   (0.066)
       1994               1.505      0.033     (0.018)         0.015        (0.033)    (0.019)           --             --
       1993               1.409      0.032      0.102          0.134        (0.031)    (0.007)           --             --
       1992               1.354      0.030      0.066          0.096        (0.031)    (0.010)           --             --
       1991               1.080      0.032      0.279          0.311        (0.032)    (0.005)           --             --
       1990               1.000      0.009      0.080          0.089        (0.009)        --            --             --

                                Less Distributions
                                ------------------

                                                               Net
                                                             Increase
                                                            (Decrease)
                                                                in
     Year Ended                        Total                Net Asset
    December 31,                   Distributions              Value
    ------------                   -------------            ----------
Select Growth Fund/(1)/
       1998/(D)/                    $   (0.021)             $   0.393
       1997                             (0.105)                 0.381
       1996                             (0.241)                 0.061
       1995                                 --                  0.270
       1994                             (0.003)                (0.020)
       1993                             (0.001)                 0.008
       1992                             (0.001)                 0.111
  Select Strategic
   Growth Fund/(1)/
       1998/(E)/                            --                     --
   Growth Fund/(1)/
       1998/(D)/                        (0.042)                 0.318
       1997                             (0.496)                 0.083
       1996                             (0.276)                 0.157
       1995                             (0.226)                 0.362
       1994                             (0.127)                (0.125)
       1993                             (0.229)                (0.095)
       1992                             (0.081)                 0.058
       1991                             (0.081)                 0.505
       1990                             (0.081)                (0.087)
       1989                             (0.082)                 0.250
       1988                             (0.076)                 0.161
Equity Index Fund/(1)/
       1998/(D)/                        (0.023)                 0.456
       1997                             (0.110)                 0.588
       1996                             (0.067)                 0.338
       1995                             (0.150)                 0.359
       1994                             (0.052)                (0.037)
       1993                             (0.038)                 0.096
       1992                             (0.041)                 0.055
       1991                             (0.037)                 0.274
       1990                             (0.009)                 0.080

-----------------------------------------------

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited)
(E)  For period ended June 30, 1998 (Unaudited)
(1) The Select Growth Fund commenced operations on August 21, 1992 and changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998. The Equity Index Fund commenced operations on September 28, 1990. The Growth Fund changed sub-advisers on April 1, 1988.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.011 for the six months ended June 30, 1998, $0.006 in 1997, $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992
     for Select Growth Fund; $(0.001) for the period ended June 30, 1998 for Select Strategic Growth Fund; $0.015 for the six months ended June 30, 1998, $0.038 in 1997, $0.046 in 1996 and $0.038 in 1993 for Growth Fund;
     and $0.031 in 1993, $0.028 in 1992, and $0.031 in 1991 for Equity Index
     Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Unaudited


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
             ---------------------------------------------------
                          Ratios To Average Net Assets
                        -------------------------------

                      Net Asset             Net Assets
                        Value                 End of          Net                                                       Portfolio
     Year Ended        End of      Total      Period      Investment        Operating Expenses       Management Fee     Turnover
    December 31,       Period     Return      (000's)    Income (Loss)    (A)      (B)      (C)      Gross      Net       Rate
   --------------     ---------  --------   -----------  -------------  -------  -------  -------   ------    -------  -----------
Select Growth Fund/(1)/
       1998/(D)/         2.204    22.88%**  $   669,072       0.09%*     0.87%*  0.89%*    0.89%*   0.84%*     0.84%*        39%
       1997              1.811    34.06%        470,356       0.42%      0.91%   0.93%     0.93%    0.85%      0.85%         75%
       1996              1.430    22.02%        228,551       0.38%      0.92%   0.93%     0.93%    0.85%      0.85%        159%
       1995              1.369    24.59%        143,125       0.02%      0.97%     --      0.97%    0.85%      0.85%         51%
       1994              1.099    (1.49)%        88,263       0.37%      1.03%     --      1.03%    0.85%      0.85%         55%
       1993              1.119     0.84%         53,854       0.15%      1.05%     --      1.08%    0.85%      0.82%         65%
       1992              1.111    11.25%**        9,308       0.40%*     1.20%*    --      1.72%*    N/A        N/A           3%
  Select Strategic
   Growth Fund/(1)/
       1998/(E)/         1.000     0.20%**        9,274       0.54%*     1.05%*  1.20%*    2.19%*   0.85%*     0.85%*         6%
   Growth Fund/(1)/
       1998/(D)/         2.734    14.90%**      841,057       1.50%*     0.47%*  0.49%*    0.49%*   0.44%*     0.44%*        42%
       1997              2.416    25.14%        728,679       1.48%      0.47%   0.49%     0.49%    0.43%      0.43%         79%
       1996              2.333    20.19%        556,751       2.04%      0.48%   0.51%     0.51%    0.44%      0.44%         72%
       1995              2.176    32.80%        444,871       2.34%      0.54%     --      0.54%    0.46%      0.46%         64%
       1994              1.814     0.16%        335,714       2.25%      0.56%     --      0.56%    0.48%      0.48%         46%
       1993              1.939     6.66%        338,545       1.92%      0.54%     --      0.55%    0.49%      0.48%         42%
       1992              2.034     7.11%        270,828       1.85%      0.58%     --      0.58%     N/A        N/A          19%
       1991              1.976    40.44%        182,965       2.26%      0.57%     --      0.57%     N/A        N/A          24%
       1990              1.471    (0.30)%        97,179       2.82%      0.60%     --      0.60%     N/A        N/A          39%
       1989              1.558    25.64%         76,783       2.98%      0.71%     --      0.71%     N/A        N/A          33%
       1988              1.308    20.80%/(4)/    52,439       2.93%      0.75%     --      0.75%     N/A        N/A          99%
Equity Index Fund/(1)/
       1998/(D)/         3.209    17.40%**      389,613       1.18%*     0.37%*  0.37%*    0.37%*   0.29%*     0.29%*        17%
       1997              2.753    32.41%        297,190       1.38%      0.44%   0.44%     0.44%    0.31%      0.31%          9%
       1996              2.165    22.30%        151,129       1.79%      0.46%   0.46%     0.46%    0.32%      0.32%         12%
       1995              1.827    36.18%         90,889       1.96%      0.55%     --      0.55%    0.34%      0.34%          8%
       1994              1.468     1.06%         52,246       2.25%      0.57%     --      0.57%    0.35%      0.35%          7%
       1993              1.505     9.53%         42,842       2.28%      0.57%     --      0.63%    0.35%      0.29%          4%
       1992              1.409     7.25%         22,393       2.47%      0.57%     --      0.75%     N/A        N/A           6%
       1991              1.354    29.16%          9,700       2.73%      0.55%     --      0.64%     N/A        N/A           6%
       1990              1.080     8.90%**        5,469       3.39%*     0.38%*    --      0.38%*    N/A        N/A           1%

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                           Income from Investment Operations                         Less Distributions
                     ----------------------------------------------  --------------------------------------------------

                                           Net Realized
                        Net                    and                              Distributions
                       Asset                Unrealized               Dividends    from Net
                       Value       Net      Gain (Loss)  Total from   from Net    Realized     Distributions
     Year Ended      Beginning  Investment      on       Investment  Investment    Capital           in       Return of
    December 31,     of Period  Income/(2)/ Investments  Operations    Income       Gains          Excess      Capital
    ------------     ---------  ---------- ------------  ----------  ---------- -------------  -------------  ---------
  Select Growth and
   Income Fund/(1)/
       1998/(D)/      $ 1.552    $ 0.010     $  0.171     $  0.181    $ (0.010)   $ (0.006)      $     --       $   --
       1997             1.405      0.020        0.293        0.313      (0.020)     (0.146)            --           --
       1996             1.268      0.020        0.246        0.266      (0.020)     (0.109)            --           --
       1995             1.027      0.019        0.290        0.309      (0.019)     (0.049)            --           --
       1994             1.069      0.025       (0.018)       0.007      (0.025)     (0.017)        (0.007)/(3)/     --
       1993             0.990      0.023        0.079        0.102      (0.023)         --             --           --
       1992             1.000      0.008       (0.009)      (0.001)     (0.008)     (0.001)            --           --
Select Income Fund/(1)/
       1998/(D)/        1.022      0.029        0.008        0.037      (0.029)         --             --           --
       1997             0.995      0.060        0.028        0.088      (0.061)         --             --           --
       1996             1.024      0.061       (0.029)       0.032      (0.061)         --             --           --
       1995             0.930      0.060        0.095        0.155      (0.060)         --         (0.001)/(4)/     --
       1994             1.035      0.055       (0.105)      (0.050)     (0.055)         --             --           --
       1993             0.988      0.052        0.055        0.107      (0.052)     (0.008)            --           --
       1992             1.000      0.018       (0.012)       0.006      (0.018)         --             --           --
  Investment Grade
     Income Fund
       1998/(D)/        1.112      0.033        0.011        0.044      (0.034)         --             --           --
       1997             1.084      0.071        0.028        0.099      (0.071)         --             --           --
       1996             1.117      0.070       (0.033)       0.037      (0.070)         --             --           --
       1995             1.012      0.071        0.106        0.177      (0.071)         --         (0.001)/(4)/     --
       1994             1.111      0.066       (0.099)      (0.033)     (0.066)         --             --           --
       1993             1.074      0.065        0.049        0.114      (0.065)     (0.012)            --           --
       1992             1.085      0.075        0.013        0.088      (0.075)     (0.024)            --           --
       1991             1.004      0.080        0.081        0.161      (0.080)         --             --           --
       1990             1.011      0.083       (0.006)       0.077      (0.084)         --             --           --
       1989             0.968      0.082        0.044        0.126      (0.083)         --             --           --
       1988             0.974      0.084       (0.006)       0.078      (0.084)         --             --           --


                          Less Distributions
                          ------------------

                                                       Net
                                                     Increase
                                                    (Decrease)
                                                        in
     Year Ended                  Total              Net Asset
    December 31,             Distributions            Value
    ------------             -------------          ----------
  Select Growth and
   Income Fund/(1)/
       1998/(D)/               $ (0.016)            $  0.165
       1997                      (0.166)               0.147
       1996                      (0.129)               0.137
       1995                      (0.068)               0.241
       1994                      (0.049)              (0.042)
       1993                      (0.023)               0.079
       1992                      (0.009)              (0.010)
Select Income Fund/(1)/
       1998/(D)/                 (0.029)               0.008
       1997                      (0.061)               0.027
       1996                      (0.061)              (0.029)
       1995                      (0.061)               0.094
       1994                      (0.055)              (0.105)
       1993                      (0.060)               0.047
       1992                      (0.018)              (0.012)
  Investment Grade
     Income Fund
       1998/(D)/                 (0.034)               0.010
       1997                      (0.071)               0.028
       1996                      (0.070)              (0.033)
       1995                      (0.072)               0.105
       1994                      (0.066)              (0.099)
       1993                      (0.077)               0.037
       1992                      (0.099)              (0.011)
       1991                      (0.080)               0.081
       1990                      (0.084)              (0.007)
       1989                      (0.083)               0.043
       1988                      (0.084)              (0.006)

-------------------------------------------

*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited).
(1) The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.010 for the six months ended June 30, 1998, $0.019 in 1997, $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992
     for Select Growth and Income Fund; $0.060 in 1995, $0.055 in 1994, $0.050 in 1993, and $0.015 in 1992 for Select Income Fund; and $0.065 in 1993 for Investment Grade Income Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.
(5)  Unaudited


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                            Ratios/Supplemental Data
            ----------------------------------------------------
                          Ratios To Average Net Assets
                       ----------------------------------

                      Net Asset             Net Assets
                        Value                 End of          Net                                                       Portfolio
     Year Ended        End of      Total      Period      Investment        Operating Expenses       Management Fee     Turnover
    December 31,       Period     Return      (000's)        Income       (A)      (B)      (C)      Gross      Net       Rate
   --------------     ---------  --------   -----------  -------------  -------  -------  -------   ------    -------  -----------
  Select Growth and
   Income Fund/(1)/
       1998/(D)/      $   1.717  11.63 %**  $  581,194       1.14%*      0.70%*   0.73%*   0.73%*    0.68%*     0.68%*        65%
       1997               1.552  22.51 %       473,552       1.34%       0.77%    0.80%    0.80%     0.73%      0.73%         71%
       1996               1.405  21.26 %       295,638       1.44%       0.80%    0.83%    0.83%     0.75%      0.75%         78%
       1995               1.268  30.32 %       191,610       1.69%       0.85%      --     0.85%     0.75%      0.75%        112%
       1994               1.027   0.73 %       110,213       2.51%       0.91%      --     0.91%     0.75%      0.75%        107%
       1993               1.069  10.37 %        60,518       2.73%       0.99%      --     1.03%     0.75%      0.71%         25%
       1992               0.990  (0.11)%**      7,302       3.20%*      1.10%*     --     2.37%*     N/A        N/A           4%
Select Income Fund/(1)/
       1998/(D)/          1.030   3.66 %**     132,181       6.02%*      0.64%*   0.64%*   0.64%*    0.56%*     0.56%*        71%
       1997               1.022   9.17 %       104,253       6.12%       0.72%    0.72%    0.72%     0.59%      0.59%         79%
       1996               0.995   3.32 %        77,498       6.29%       0.74%    0.74%    0.74%     0.60%      0.60%        108%
       1995               1.024  16.96 %        60,368       6.24%       0.79%      --     0.80%     0.60%      0.59%        131%
       1994               0.930  (4.82)%        40,784       6.07%       0.83%      --     0.85%     0.60%      0.58%        105%
       1993               1.035  10.95 %        25,302       5.91%       0.91%      --     1.08%     0.60%      0.43%        171%
       1992               0.988   0.62 %**       5,380       5.38%*      1.00%*     --     1.67%*     N/A        N/A         119%
  Investment Grade
     Income Fund
       1998/(D)/          1.122   3.96 %**     216,358       6.12%*      0.51%*   0.51%*   0.51%*    0.44%*     0.44%*        54%
       1997               1.112   9.45 %       189,503       6.48%       0.51%    0.51%    0.51%     0.41%      0.41%         48%
       1996               1.084   3.56 %       157,327       6.50%       0.52%    0.52%    0.52%     0.40%      0.40%        108%
       1995               1.117  17.84 %       141,625       6.66%       0.53%      --     0.53%     0.41%      0.41%        126%
       1994               1.012  (2.96)%       109,972       6.25%       0.58%      --     0.58%     0.42%      0.42%        129%
       1993               1.111  10.80 %       107,124       6.16%       0.54%      --     0.55%     0.45%      0.44%         55%
       1992               1.074   8.33 %        52,874       7.25%       0.59%      --     0.59%      N/A        N/A          71%
       1991               1.085  16.75 %        29,018       8.10%       0.60%      --     0.60%      N/A        N/A          52%
       1990               1.004   8.02 %        18,226       9.14%       0.56%      --     0.56%      N/A        N/A           5%
       1989               1.011  13.52 %        13,171       8.67%       0.78%      --     0.78%      N/A        N/A           4%
       1988               0.968   8.20 %/(5)/    8,951       8.57%       0.77%      --     0.77%      N/A        N/A          12%

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                            Income from Investment Operations                              Less Distributions
                     -----------------------------------------------  -------------------------------------------------------

                                            Net Realized
                        Net                     and                              Distributions
                       Asset                 Unrealized               Dividends    from Net
                       Value       Net       Gain (Loss)  Total from   from Net     Realized      Distributions
     Year Ended      Beginning  Investment       on       Investment  Investment    Capital            in          Return of
    December 31,     of Period  Income/(3)/  Investments  Operations    Income       Gains           Excess         Capital
    ------------     ---------  ----------  ------------  ----------  ---------- -------------    -------------    ---------
     Government
    Bond Fund/(1)/
       1998/(D)/      $ 1.047    $ 0.029      $  0.004     $  0.033   $ (0.029)     $    --         $      --       $      --
       1997             1.036      0.061         0.011        0.072     (0.061)          --                --              --
       1996             1.062      0.062        (0.026)       0.036     (0.062)          --                --              --
       1995             0.997      0.062         0.066        0.128     (0.062)          --            (0.001)/(2)/        --
       1994             1.070      0.063        (0.073)      (0.010)    (0.063)          --                --              --
       1993             1.051      0.055         0.024        0.079     (0.055)      (0.003)               --          (0.002)
       1992             1.047      0.057         0.009        0.066     (0.057)      (0.005)               --              --
       1991             1.000      0.022         0.051        0.073     (0.022)      (0.004)               --              --
    Money Market
       Fund
       1998/(D)/        1.000      0.026            --        0.026     (0.026)          --                --              --
       1997             1.000      0.053            --        0.053     (0.053)          --                --              --
       1996             1.000      0.052            --        0.052     (0.052)          --                --              --
       1995             1.000      0.057            --        0.057     (0.057)          --                --              --
       1994             1.000      0.039            --        0.039     (0.039)          --                --              --
       1993             1.000      0.030            --        0.030     (0.030)          --                --              --
       1992             1.000      0.037            --        0.037     (0.037)          --                --              --
       1991             1.000      0.060            --        0.060     (0.060)          --                --              --
       1990             1.000      0.078            --        0.078     (0.078)          --                --              --
       1989             1.000      0.086            --        0.086     (0.086)          --                --              --
       1988             1.000      0.071            --        0.071     (0.071)          --                --              --


                       Less Distributions
                       ------------------

                                                   Net
                                                 Increase
                                                (Decrease)
                                                    in
     Year Ended               Total             Net Asset
    December 31,          Distributions           Value
    ------------          -------------         ----------
     Government
    Bond Fund/(1)/
       1998/(D)/            $ (0.029)           $  0.004
       1997                   (0.061)              0.011
       1996                   (0.062)             (0.026)
       1995                   (0.063)              0.065
       1994                   (0.063)             (0.073)
       1993                   (0.060)              0.019
       1992                   (0.062)              0.004
       1991                   (0.026)              0.047
    Money Market
        Fund
       1998/(D)/              (0.026)                 --
       1997                   (0.053)                 --
       1996                   (0.052)                 --
       1995                   (0.057)                 --
       1994                   (0.039)                 --
       1993                   (0.030)                 --
       1992                   (0.037)                 --
       1991                   (0.060)                 --
       1990                   (0.078)                 --
       1989                   (0.086)                 --
       1988                   (0.071)                 --

------------------------------------------
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  Six months ended June 30, 1998 (Unaudited)
(1)  The Government Bond Fund commenced operations on August 26, 1991.
(2)  Distributions in excess of net investment income.
(3) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993 and $0.084 in 1988 for Money Market Fund.
(4)  Unaudited


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
          ---------------------------------------------------------
                          Ratios To Average Net Assets
                      ------------------------------------

                      Net Asset              Net Assets
                        Value                  End of         Net                                                        Portfolio
     Year Ended        End of      Total       Period     Investment        Operating Expenses      Management Fee       Turnover
    December 31,       Period     Return       (000's)       Income       (A)      (B)      (C)     Gross      Net         Rate
   --------------     ---------  --------    ----------- -------------  -------  -------  -------  -------    -----     -----------
     Government
    Bond Fund/(1)/
       1998/(D)/      $ 1.051     3.20%**    $  66,403        5.71%*     0.65%*   0.65%*   0.65%*   0.50%*     0.50%*        45%
       1997             1.047     7.08%         55,513        5.92%      0.67%    0.67%    0.67%    0.50%      0.50%         56%
       1996             1.036     3.51%         46,396        5.90%      0.66%    0.66%    0.66%    0.50%      0.50%        112%
       1995             1.062    13.06%         45,778        5.91%      0.69%      --     0.69%    0.50%      0.50%        180%
       1994             0.997    (0.88)%        42,078        5.60%      0.70%      --     0.70%    0.50%      0.50%        106%
       1993             1.070     7.51%         77,105        5.51%      0.61%      --     0.62%    0.50%      0.49%         35%
       1992             1.051     6.59%         33,689        6.13%      0.68%      --     0.69%     N/A        N/A          67%
       1991             1.047     7.60%**        7,591        5.55%*     0.54%*     --     0.54%*    N/A        N/A          65%
   Money Market
       Fund
       1998/(D)/        1.000     2.74%**      269,743        5.45%*     0.33%*   0.33%*   0.33%*   0.27%*     0.27%*       N/A
       1997             1.000     5.47%        260,620        5.33%      0.35%    0.35%    0.35%    0.27%      0.27%        N/A
       1996             1.000     5.36%        217,256        5.22%      0.34%    0.34%    0.34%    0.28%      0.28%        N/A
       1995             1.000     5.84%        155,211        5.68%      0.36%      --     0.36%    0.29%      0.29%        N/A
       1994             1.000     3.93%         95,991        3.94%      0.45%      --     0.45%    0.31%      0.31%        N/A
       1993             1.000     3.00%         71,052        2.95%      0.42%      --     0.43%    0.32%      0.31%        N/A
       1992             1.000     3.78%         64,506        3.65%      0.44%      --     0.44%     N/A        N/A         N/A
       1991             1.000     6.67%         39,909        5.98%      0.43%      --     0.43%     N/A        N/A         N/A
       1990             1.000     8.63%         28,330        8.22%      0.42%      --     0.42%     N/A        N/A         N/A
       1989             1.000     9.69%         12,060        8.62%      0.58%      --     0.58%     N/A        N/A         N/A
       1988             1.000     7.30%/(4)/     7,156        7.13%      0.60%      --     0.71%     N/A        N/A         N/A

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Growth, Equity Index, Select Growth and Income, Select Income, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, and Select Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

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                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupon bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Select Growth and Income, Equity Index, Investment Grade Income, Select Income and Government Bond Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio records as expenses all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. For the Select Capital Appreciation Fund all such costs were capitalized and are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation.

Securities Lending: Each Portfolio, using Bankers Trust Company ("Bankers Trust") as their agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "Security lending income" on the Statement of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and/or cash equivalents as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

Each Portfolio pays Bankers Trust fees for its services equal to 25% of net income from the securities lending program. For the period end, the Select Aggressive Growth Fund and Select International Equity Fund paid Bankers Trust $29,309 and $14,626, respectively.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. The Manager succeeded Allmerica Investment Management Company, Inc. as manager of the Trust on April 16, 1998. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                     Percentage of Average Daily Net Assets

                                          First             Next              Next            Next             Over
Portfolio                             $100,000,000      $150,000,000      $250,000,000    $250,000,000     $750,000,000
---------------------------------------------------------------------------------------------------------------------------
Select Emerging Markets                   1.35%             1.35%             1.35%           1.35%            1.35%
Select Aggressive Growth                  1.00%             0.90%             0.85%           0.85%            0.85%
Select Capital Appreciation               1.00%             0.90%             0.85%           0.85%            0.85%
Select Value Opportunity                  1.00%             0.85%             0.80%           0.75%            0.70%
Select International Equity               1.00%             0.90%             0.85%           0.85%            0.85%
Select Growth *                           0.85%             0.85%             0.80%           0.75%            0.75%
Select Strategic Growth                   0.85%             0.85%             0.85%           0.85%            0.85%
Growth                                    0.60%             0.60%             0.40%           0.35%            0.35%
Select Growth and Income                  0.75%             0.70%             0.65%           0.65%            0.65%

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

             NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------


                                      First            Next             Over
Portfolio                          $50,000,000     $200,000,000     $250,000,000
--------------------------------------------------------------------------------
Equity Index                          0.35%            0.30%            0.25%
Government Bond                       0.50%            0.50%            0.50%
Money Market                          0.35%            0.25%            0.20%

                                      First            Next             Over
Portfolio                          $50,000,000      $50,000,000     $100,000,000
--------------------------------------------------------------------------------
Select Income                         0.60%            0.55%            0.45%
Investment Grade Income               0.50%            0.45%            0.40%

*Prior to June 1, 1998, the Select Growth Fund paid a management fee, calculated daily and payable monthly, at an annual rate of 0.85%.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:


  Select Emerging Markets       Schroder Capital Management International Inc.("SCMI")
  Select Aggressive Growth      Nicholas-Applegate Capital Management, L.P.
  Select Capital Appreciation   T. Rowe Price Associates, Inc.
  Select Value Opportunity      Cramer Rosenthal McGlynn, LLC
  Select International Equity   Bank of Ireland Asset Management (U.S.) Limited
  Select Growth                 Putnam Investment Management, Inc.
  Select Strategic Growth       Cambiar Investors, Inc.
  Growth                        Miller Anderson & Sherrerd, LLP
  Equity Index                  Allmerica Asset Management, Inc.
  Select Growth and Income      John A. Levin & Co., Inc.
  Select Income                 Standish, Ayer & Wood, Inc.
  Investment Grade Income       Allmerica Asset Management, Inc.
  Government Bond               Allmerica Asset Management, Inc.
  Money Market                  Allmerica Asset Management, Inc.

Effective January 2, 1998, Cramer Rosenthal McGlynn, LLC assumed sub-adviser responsibilities from CRM Advisors, LLC for the Select Value Opportunity Fund. Effective April 1, 1998, T. Rowe Price Associates, Inc. assumed sub-adviser responsibilities from Janus Capital Corporation for the Select Capital Appreciation Fund. The Sub-Adviser Agreement with T. Rowe Price Associates, Inc. was approved by shareholders at a meeting held on June 3, 1998. T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica. In addition, the same affiliate currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation ("AFC"). Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates. Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Value Opportunity Fund - 1.25%, Select International Equity Fund - 1.50%, Select Growth Fund - 1.20%, Select Strategic Growth - 1.20%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the period ended June 30, 1998, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitations by $24,100.

The Manager voluntarily has agreed until further notice to waive its management fee in the event that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to SCMI for sub-advisory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Oppportunity Fund to an annual rate of 0.90% of average daily net assets. For the period ended June 30, 1998, management fees waived with respect to the Select Emerging Markets and the Select Value Opportunity Funds amounted to $25,799 and $17,994, respectively.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At June 30, 1998, First Allmerica owned 20,010,000 shares of Select Emerging Markets and 5,010,000 of Select Strategic Growth. During the six months ended June 30, 1998, First Allmerica redeemed 5,112,597 shares of Select Capital Appreciation, 5,231,487 shares of Select International Equity, and 6,353,213 shares of Equity Index.

7.   FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios, except the Government Bond Fund, may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets Fund, the Select International Equity Fund, the Select Income Fund and the Select Capital Appreciation Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.



                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

At a special meeting of the shareholders of the Select Capital Appreciation Fund held on June 3, 1998, shareholders approved the proposed Sub-Adviser Agreement with T. Rowe Price Associates, Inc. The voting results were as follows:

     Shares              Shares                Shares          Percent of
       For               Against             Abstaining       Shares Voted
 -------------        ------------       -----------------  -----------------
   137,219,092          2,053,458             4,249,555          100.00%

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This semi-annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Variable Annuity, Allmerica Advantage Variable
Annuity/ExecAnnuity Plus, Vari-Exceptional Life and/or Variable Inheiritage contracts. Separate account financial statements are not provided.


----------------------------------------

                       This page left blank intentionally.

                       This page left blank intentionally.

                          Vari-Exceptional Life Plus

Allmerica Financial is a diversified group of insurance and financial services companies. Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company, a leading provider of insurance and annuity products which was founded in 1967, and is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.

Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company and distributed by Allmerica Investments, Inc.

                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company Allmerica Asset Management, Inc.
 . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc. Citizens Corporation . Citizens Insurance Company of America
 . Citizens Management Inc. 440 Lincoln Street, Worcester, Massachusetts 01653

AFSVELPLSEMI (6/98)